Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 5 TO CREDIT AGREEMENT

AMENDMENT NO. 5 TO CREDIT AGREEMENT, dated as of October 31, 2019 (this “Amendment”), with respect to that certain Term Loan Credit Agreement dated as of May 10, 2019 (as amended by Amendment No. 1 to Credit Agreement, dated as of June 6, 2019, Amendment No. 2 to Credit Agreement, dated as of August 22, 2019, Amendment No. 3 to Credit Agreement, dated as of August 26, 2019 and Amendment No. 4 to Credit Agreement, dated as of September 30, 2019 and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”), among BRISTOW GROUP INC., a Delaware corporation (the “Lead Borrower”), and BRISTOW HOLDINGS COMPANY LTD. III, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Co-Borrower” and together with the Lead Borrower, the “Borrowers” and each, a “Borrower”), the Guarantors from time to time party thereto, each Lender from time to time party thereto and ANKURA TRUST COMPANY, LLC, as administrative agent and collateral agent for the Lenders (the “Administrative Agent”).

In consideration of the execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Defined Terms. All capitalized terms used but not defined herein shall have their respective meanings set forth in the Existing Credit Agreement.

2. Amendments to the Existing Credit Agreement. Effective as of the Amendment Effective Date (as defined below), the parties hereto agree that the Existing Credit Agreement, including the schedules and exhibits thereto, is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement (but not necessarily all of the schedules and exhibits thereto) attached as Exhibit A hereto (the Existing Credit Agreement, as so amended, the “Amended Credit Agreement”).

3. Amendments to Aircraft Security Agreements. Effective as of the Amendment Effective Date, the Lenders party hereto hereby consent to, and direct the Administrative Agent to execute, amended and restated Aircraft Security Agreements substantially in the form attached as Exhibit B hereto and take appropriate measures to file or amend any relevant collateral filings in respect thereof with the FAA and the International Registry.

4. Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (the date on which all of such conditions shall first be satisfied (or waived by the Required Lenders), which in the case of clauses (a) and (d) may be substantially concurrent with the satisfaction of the other conditions specified below, the “Amendment Effective Date”):

(a) The Administrative Agent shall have received (i) for the account of each Lender and in accordance with the Plan (as defined below), a fee in an amount equal to 0.75% of the aggregate amount of such Lender’s outstanding Term Loans, which fee shall be due and payable on, and subject to the occurrence of, the Amendment Effective Date, and (ii) payment for all reasonable out-of-pocket costs and expenses to the extent required to be paid or reimbursed by the Borrower under Section 10.3 of the Credit Agreement, for which invoices (including estimated expenses) have been presented to the Borrower at least 1 Business Day prior to the Amendment Effective Date.

(b) The Administrative Agent (or its counsel) shall have received the following:

(i)	a counterpart of this Amendment signed by or on behalf of (x) each Loan Party, (y) the Administrative Agent and (z) the Lenders constituting the Required Lenders;

(ii)	a customary confirmation letter of the applicable grantor with respect to each of the Cayman Share Charges;

(iii)

a certificate of the Secretary or Assistant Secretary of each Loan Party attaching and certifying copies of its bylaws, memorandum and articles of association or equivalent and of the resolutions of its board of directors and, if applicable, shareholders, or partnership agreement or limited liability company agreement, or comparable organizational documents and authorizations, authorizing the execution and delivery of this Amendment to which it is a party and performance of its obligations hereunder and certifying the name, title and true signature of each officer of such Loan Party (after giving effect to this Amendment) or, in each case, certifying that no changes have been made since the Effective Date;

(iv)

to the extent not delivered under clause (iii) above, copies of the articles or certificate of incorporation, certificate of organization or limited partnership, or other organizational documents of each Loan Party (after giving effect to this Amendment), together with certificates of good standing or existence, as may be available from the Secretary of State (or, in the case of a jurisdiction outside of the United States of America, the appropriate registry or authority) of the jurisdiction of organization of such Loan Party executing this Amendment on its behalf (other than BL Holdings II C.V.) or, in each case with respect to organizational documents, a certificate that no changes have been made to such documents since those delivered in connection with the Effective Date;

(v)

a favorable written opinion of (i) Conyers Dill & Pearman (with regard to Cayman law), counsel to the Lenders, and (ii) NautaDutilh N.V. (with regard to Dutch law), counsel to the Lenders, addressed to the Administrative Agent and each of the Lenders, and covering such matters relating to certain of the Loan Parties, the Loan Documents and the transactions contemplated herein and therein as the Administrative Agent shall reasonably request;

(vi)

a certificate dated the Amendment Effective Date and signed by a Responsible Officer, certifying that (x) no Default or Event of Default exists and (y) all representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent such representations and warranties are limited to an earlier date, in which case they are true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

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(c)

The order entered on October 8, 2019 by the United States Bankruptcy Court for the Southern District of Texas (I) approving the Amended Disclosure Statement for the Amended Joint Chapter 11 Plan of Reorganization of Bristow Group Inc. and its Debtor Affiliates, as Modified, (II) confirming the Plan (as defined below) and (III) granting related relief [Docket No. 825] shall be in full force and effect and not have been stayed, reversed, vacated, amended, supplemented, or modified except that such applicable order may be further amended, supplemented or otherwise modified in any manner that would not adversely affect the interests of the Lenders (taken as a whole and in their capacities as such) in any material respect and shall not be subject to any pending appeals, except in each case as agreed in writing by the Required Lenders in their sole discretion;

(d)

The Amended Joint Chapter 11 Plan of Reorganization of Bristow Group Inc. and its Debtor Affiliates, as Further Modified dated as of September 30, 2019 [Docket No. 742] (together with all schedules, documents and exhibits contained therein, as amended, restated, amended and restated, supplemented, modified or waived, the “Plan”) shall have become effective in accordance with its terms and all conditions to the effectiveness of the Plan shall have been satisfied or waived (in accordance with the terms of the Plan) without giving effect to any waiver that would adversely affect the interests of the Lenders in any material respect unless consented to by the Required Lenders in their sole discretion; and

(e)	The representations set forth in Section 5 of this Amendment shall be true and correct.

5. Representations and Warranties. Each Loan Party represents and warrants as of the date hereof that, after giving effect to this Amendment, (i) the representations and warranties of the Borrowers set forth in Article IV of the Amended Credit Agreement will be true in all material respects on and as of the date hereof, except to the extent such representations and warranties are limited to an earlier date, in which case they are true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates and (ii) no Default or Event of Default will have occurred and be continuing on such date.

6. Bristow Helicopter Group Limited Release. From and after the Amendment Effective Date, (i) the Collateral Agent (as defined below) on behalf of itself and other Secured Parties and without recourse, representation or warranty of title, unconditionally and irrevocably releases and discharges all of the security and/or Liens on the assets and property of Bristow Helicopter Group Limited (“BHGL”), a private limited company incorporated under the laws of England and Wales, including the pledge of equity interests in Bristow Leasing II Ltd. pursuant to Clause 15.3 of the Share Charge and Receivables Assignment dated May 10, 2019 (the “Security Document”) between Ankura Trust Company, LLC, as agent and trustee for the Secured Parties (the “Collateral Agent”), BHGL and Bristow Cayman Ltd., an exempted company incorporated with limited liability under the law of the Cayman Islands, and (ii) the Administrative Agent on behalf of itself and other Secured Parties and without recourse, representation or warranty of title, unconditionally and irrevocably releases, discharges and terminates BHGL’s obligations, liabilities (actual, prospective and contingent) and guarantees under or in connection with the Facility Guarantee. As a consequence of (a) the conversion of the Term Loans (as defined in the DIP Credit Agreement (as defined in the Existing Credit Agreement)) into equity in accordance with Section 2.20 of the DIP Credit Agreement and (b) the releases set forth in the immediately preceding sentence, the Pension Scheme Cap (as defined in the Existing Credit Agreement) is zero. The parties recognize that the funds now in the Pension Scheme Escrow Account (as defined in the Existing Credit Agreement)

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will be disbursed in due course as soon as reasonably practicable to or at the direction of the depositor under the Pension Scheme Escrow Agreement (as defined in the Existing Credit Agreement) (it being understood and agreed that the Borrowers shall use commercially reasonable efforts to cause such funds to be disbursed to a deposit account maintained by the Co-Borrower within 10 Business Days of the Amendment No. 5 Effective Date (or such longer period as the Required Lenders shall agree)), and agree that such situation and process shall not be considered a Lien for any purpose under the Loan Documents.

7. Continuing Effect of the Credit Agreement; Reaffirmation.

(a) This Amendment is limited solely to the matters expressly set forth herein and does not constitute an amendment, waiver or consent to any provision of (i) the Credit Agreement other than as set forth in Section 2 hereof and/or (ii) the Aircraft Security Agreements other than as set forth in Section 3 hereof, as applicable. Except as expressly set forth in this Amendment, the Credit Agreement remains in full force and effect, and each Borrower and the Lenders acknowledge and agree that all of their respective obligations hereunder and under the Credit Agreement shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment except to the extent specified herein. From and after the Amendment Effective Date, each reference in the Credit Agreement and in any exhibits attached thereto to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement after giving effect to this Amendment.

(b) Each Loan Party (after giving effect to this Amendment), subject to Section 6, hereby (i) reaffirms and confirms that each Loan Document to which it is a party or is otherwise bound, each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties pursuant to any such Loan Document, each guarantee granted by it to guarantee the due and punctual performance of the Obligations and all Collateral encumbered thereby (a) shall not be affected by the amendment of the Existing Credit Agreement or the Aircraft Security Agreements, (b) shall remain in full force and effect and (c) continues to guarantee or secure, as the case may be, in accordance with the terms of the applicable Loan Documents the payment and performance of all “Secured Obligations” under the Amended Credit Agreement, (ii) acknowledges and agrees that each Loan Document to which it is a party or otherwise bound shall continue and remain in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment (except as specifically set forth herein) and (iii) acknowledges and agrees that the parties only wish to amend their rights and obligations under the Existing Credit Agreement in accordance with the terms of this Agreement and nothing in this Amendment shall be deemed to be a release and/or novation of any rights and/or obligations under the Credit Agreement or any other Loan Document.

8. Miscellaneous. The provisions of Sections 10.3 (Expenses; Indemnification), 10.5 (Governing Law; Jurisdiction; Consent to Service of Process), 10.6 (Waiver of Jury Trial), 10.8 (Counterparts; Integration), 10.9 (Survival), 10.10 (Severability) and 10.11 (Confidentiality) of the Credit Agreement, as applicable, are incorporated herein to this Amendment, mutatis mutandis, by reference as if fully set forth herein.

This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BRISTOW GROUP INC., as Lead Borrower

By:	/s/ Brian J. Allman
Name: Brian J. Allman
Title: Senior Vice President and Chief Financial Officer

BRISTOW HOLDINGS COMPANY LTD. III, as Co-Borrower

By:	/s/ Geoffrey L. Carpenter
Name: Geoffrey L. Carpenter
Title: Vice President and Treasurer

[Signature Page to Amendment No. 5]

BHNA HOLDINGS INC., as a Guarantor

By:	/s/ Geoffrey L. Carpenter
Name: Geoffrey L. Carpenter
Title: Vice President and Treasurer

BRISTOW U.S. LLC, as a Guarantor

By:	/s/ Geoffrey L. Carpenter
Name: Geoffrey L. Carpenter
Title: Manager

BRISTOW HELICOPTERS INC., as a Guarantor

By:	/s/ Geoffrey L. Carpenter
Name: Geoffrey L. Carpenter
Title: Vice President and Treasurer

BRISTOW U.S. LEASING LLC, as a Guarantor

By:	/s/ Geoffrey L. Carpenter
Name: Geoffrey L. Carpenter
Title: Vice President and Treasurer

BRISTOW ALASKA INC., as a Guarantor

By:	/s/ Geoffrey L. Carpenter
Name: Geoffrey L. Carpenter
Title: Vice President and Treasurer

BRISTOW U.S. HOLDINGS LLC, as a Guarantor

By:	/s/ Geoffrey L. Carpenter
Name: Geoffrey L. Carpenter
Title: Vice President and Treasurer

[Signature Page to Amendment No. 5]

BRISTOW HOLDINGS COMPANY LTD., as a Guarantor

By:	/s/ Geoffrey L. Carpenter
Name: Geoffrey L. Carpenter
Title: Vice President and Treasurer

BRISTOW U.S. LLC, in its capacity as a general partner of BL HOLDINGS II C.V., as a Guarantor

By:	/s/ Geoffrey L. Carpenter
Name: Geoffrey L. Carpenter
Title: Manager

BL SCOTIA LP., as a Guarantor

By: Bristow U.S. LLC, its General Partner

By:	/s/ Geoffrey L. Carpenter
Name: Geoffrey L. Carpenter
Title: Manager

BRISTOW CANADIAN REAL ESTATE COMPANY INC., as a Guarantor

By:	/s/ Geoffrey L. Carpenter
Name: Geoffrey L. Carpenter
Title: Vice President and Treasurer

[Signature Page to Amendment No. 5]

BRISTOW CANADA HOLDINGS INC., as a Guarantor

By:	/s/ Geoffrey L. Carpenter
Name: Geoffrey L. Carpenter
Title: Vice President and Treasurer

BRISTOW CAYMAN LTD.

By:	/s/ Geoffrey L. Carpenter
Name: Geoffrey L. Carpenter
Title: Vice President and Treasurer

BRILOG LEASING LTD.

By:	/s/ Geoffrey L. Carpenter
Name: Geoffrey L. Carpenter
Title: Vice President and Treasurer

[Signature Page to Amendment No. 5]

BRISTOW (UK) LLP Acting by: BL US Holdings LLC, member and Geoffrey L. Carpenter duly authorised by BL US Holdings LLC to sign on its behalf as member of Bristow (UK) LLP

/s/ Geoffrey L. Carpenter
Signature

On behalf of BL US Holdings LLC Acting by: BL Holdings II CV, member and Geoffrey L. Carpenter duly authorised by BL Holdings II CV to sign on its behalf as member of Bristow (UK) LLP

/s/ Geoffrey L. Carpenter
Signature

On behalf of BL Holdings II CV BL Holdings II CV, member and Alan Corbett duly authorised by BL Holdings II CV to sign on its behalf as member of Bristow (UK) LLP

/s/ Alan Corbett
Signature

On behalf of BL Holdings II CV

[Signature Page to Amendment No. 5]

ACCEPTED AND AGREED ANKURA TRUST COMPANY, LLC as Administrative Agent and Collateral Agent

By:	/s/ Lisa J. Price
Name: Lisa J. Price
Title: Managing Director

[Signature Page to Amendment No. 5]

STRATEGIC INCOME OPPORTUNITIES BOND FUND, as a Lender By: BlackRock Institutional Trust Company, NA, not in its individual capacity but as Trustee of the Strategic Income Opportunities Bond Fund

By:	/s/ Henry Brennan
Name: Henry Brennan
Title: Authorized Signatory

BLACKROCK MULTI-SECTOR OPPORTUNITIES TRUST, as a Lender By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Henry Brennan
Name: Henry Brennan
Title: Authorized Signatory

BLACKROCK STRATEGIC INCOME OPPORTUNITIES PORTFOLIO OF BLACKROCK FUNDS V, as a Lender By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Henry Brennan
Name: Henry Brennan
Title: Authorized Signatory

BLACKROCK 2022 GLOBAL INCOME OPPORTUNITY TRUST, as a Lender By: BlackRock Advisors, LLC as Investment Advisor

By:	/s/ Henry Brennan
Name: Henry Brennan
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

ARCH REINSURANCE LTD., as a Lender By: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Henry Brennan
Name: Henry Brennan
Title: Authorized Signatory

ADVANCED SERIES TRUST-AST BLACKROCK/LOOMIS SAYLES BOND PORTFOLIO, as a Lender By: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Henry Brennan
Name: Henry Brennan
Title: Authorized Signatory

MASTER TOTAL RETURN PORTFOLIO OF MASTER BOND LLC, as a Lender By: BlackRock Financial Management, Inc., its Registered Sub-Advisor

By:	/s/ Henry Brennan
Name: Henry Brennan
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

DW-TX, LP, as a Lender By: DW Partners, LP, its investment manager

By:	/s/ Houdin Honarvar
Name: Houdin Honarvar
Title: General Counsel/CCO

[Signature Page to Amendment No. 5]

HIGHBRIDGE MSF INTERNATIONAL LTD., as a Lender

By: Highbridge Capital Management, LLC, as Trading Manager

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

[Signature Page to Amendment No. 5]

1992 TACTICAL CREDIT MASTER FUND, L.P., as a Lender

By: Highbridge Capital Management, LLC, as Trading Manager

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

[Signature Page to Amendment No. 5]

HIGHBRIDGE SCF SPECIAL SITUATIONS SPV, L.P., as a Lender

By: Highbridge Capital Management, LLC, as Trading Manager

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

[Signature Page to Amendment No. 5]

OHA DIVERSIFIED CREDIT STRATEGIES FUND MASTER, L.P., as a Lender

By: OHA Diversified Credit Strategies GenPar LLC, its general partner

By: OHA Global GenPar, LLC, its managing member

By: OHA Global MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

OHA MD OPPORTUNISTIC CREDIT MASTER FUND, L.P., as a Lender

By: OHA MD Opportunistic Credit GenPar, LLC, its general partner

By: OHA Global GenPar, LLC, its managing member

By: OHA Global MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

OHA DIVERSIFIED CREDIT STRATEGIES FUND (PARALLEL), L.P., as a Lender

By: OHA Diversified Credit Strategies GenPar, LLC, its general partner

By: OHA Global GenPar, LLC, its managing member

By: OHA Global MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

NORTHWELL HEALTH, INC., as a Lender

By: Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

THE COCA-COLA COMPANY MASTER RETIREMENT TRUST, as a Lender

By: Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

OCA OHA CREDIT FUND LLC, an individual series of OCA Investment Partners LLC, as a Lender

By: Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

OHA ENHANCED CREDIT STRATEGIES MASTER FUND, L.P., as a Lender

By: OHA Enhanced Credit Strategies GenPar, LLC, its general partner

By: OHA Global GenPar, LLC, its managing member

By: OHA Global MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

ILLINOIS STATE BOARD OF INVESTMENT, as a Lender

By: Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

OHAT CREDIT FUND, L.P., as a Lender

By: OHAT Credit GenPar, LLC, its general partner

By: OHA Global GenPar, LLC, its managing member

By: OHA Global MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

LERNER ENTERPRISES, LLC, as a Lender

By: Oak Hill Advisors, L.P., as advisor and attorney-in-fact to Lerner Enterprises, LLC

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

FUTURE FUND BOARD OF GUARDIANS, as a Lender

By: Oak Hill Advisors, L.P., as its Investment Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

OHA CENTRE STREET PARTNERSHIP, L.P., as a Lender

By: OHA Centre Street GenPar, LLC, its general partner

By: OHA Centre Street MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

INDIANA PUBLIC RETIREMENT SYSTEM, as a Lender

By: Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

MASTER SIF SICAV-SIF, as a Lender

By: Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

OHA BCSS SSD II, L.P., as a Lender

By: OHA BCSS SSD GenPar II, LLC, its general partner

By: OHA Global PE GenPar, LLC, its managing member

By: OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

OHA MPS SSD II, L.P., as a Lender

By: OHA MPS SSD GenPar II, LLC, its general partner

By: OHA Global PE GenPar, LLC, its managing member

By: OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

OHA STRUCTURED PRODUCTS MASTER FUND D, L.P., as a Lender

By: OHA Structured Products D GenPar, LLC, its general partner

By: OHA Global PE GenPar, LLC, its managing member

By: OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

OHA STRATEGIC CREDIT MASTER FUND II, L.P., as a Lender

By: OHA Strategic Credit II GenPar, LLC, its general partner

By: OHA Global PE GenPar, LLC, its managing member

By: OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

OHA BCSS SSD, L.P., as a Lender

By: OHA BCSS SSD GenPar, LLC, its general partner

By: OHA Global PE GenPar, LLC, its managing member

By: OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

OHA MPS SSD, L.P., as a Lender

By: OHA MPS SSD GenPar, LLC, its general partner

By: OHA Global PE GenPar, LLC, its managing member

By: OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

OHA AD CUSTOMIZED CREDIT FUND (INTERNATIONAL), L.P., as a Lender

By: OHA AD Customized Credit Fund GenPar, LLC, its general partner

By: OHA Global PE GenPar, LLC, its managing member

By: OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

OHA-CDP ESCF, L.P., as a Lender

By: OHA-CDP ESCF GenPar, LLC, its general partner

By: OHA Global PE GenPar, LLC, its managing member

By: OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

ALOHA EUROPEAN CREDIT FUND, L.P., as a Lender

By: OHA ALOHA European Credit Fund GenPar, LLC, its general partner

By: OHA Global GenPar, LLC, its managing member

By: OHA Global MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

OHA FINLANDIA CREDIT FUND, L.P., as a Lender

By: OHA Finlandia Credit Fund GenPar, LLC, its general partner

By: OHA Global GenPar, LLC, its managing member

By: OHA Global MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

OREGON PUBLIC EMPLOYEES RETIREMENT FUND, as a Lender

By:	Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

OHA DIVERSIFIED CREDIT STRATEGIES MASTER FUND (PARALLEL II), L.P., as a Lender

By: OHA Diversified Credit Strategies Fund (Parallel II) GenPar, LLC, its general partner

By: OHA Global GenPar, LLC, its managing member

By:	OHA Global MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

OHA DIVERSIFIED CREDIT STRATEGIES TRACTOR MASTER FUND, L.P., as a Lender

By: OHA Diversified Credit Strategies Tractor Fund GenPar, LLC, its general Partner

By:	OHA Global GenPar, LLC, its managing member

By:	OHA Global MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to Amendment No. 5]

WHITEBOX MULTI-STRATEGY PARTNERS, L.P., as a Lender

By: Whitebox General Partner LLC, its general partner

By:	/s/ Christopher Hardy
Name: Christopher Hardy
Title: Chief Compliance Officer

WHITEBOX ASYMMETRIC PARTNERS, L.P., as a Lender

By: Whitebox General Partner LLC, its general partner

By:	/s/ Christopher Hardy
Name: Christopher Hardy
Title: Chief Compliance Officer

WHITEBOX CAJA BLANCA FUND, LP, as a Lender

By: Whitebox Caja Blanca GP LLC, its general partner

By: Whitebox General Partner LLC, its managing member

By:	/s/ Christopher Hardy
Name: Christopher Hardy
Title: Chief Compliance Officer

[Signature Page to Amendment No. 5]

WHITEBOX RELATIVE VALUE PARTNER, L.P., as a Lender

By: Whitebox General Partner LLC, its general partner

By:	/s/ Christopher Hardy
Name: Christopher Hardy
Title: Chief Compliance Officer

WHITEBOX CREDIT PARTNERS, L.P., as a Lender

By: Whitebox General Partner LLC, its general partner

By:	/s/ Christopher Hardy
Name: Christopher Hardy
Title: Chief Compliance Officer

PANDORA SELECT PARTNERS, L.P., as a Lender

By: Whitebox General Partner LLC, its general partner

By:	/s/ Christopher Hardy
Name: Christopher Hardy
Title: Chief Compliance Officer

[Signature Page to Amendment No. 5]

WHITEBOX GT FUND, LP, as a Lender

By: Whitebox General Partner LLC, its general partner

By:	/s/ Christopher Hardy
Name: Christopher Hardy
Title: Chief Compliance Officer

[Signature Page to Amendment No. 5]

EXHIBIT A

AMENDED CREDIT AGREEMENT

[Attached.]

UNOFFICIAL COPY (FOR REFERENCE PURPOSES ONLY)

(conformed through Amendment No. 5, dated as of October 31, 2019)

TERM LOAN CREDIT AGREEMENT

dated as of May 10, 2019

as amended by Amendment No. 1, dated as of June 6, 2019,

~~and~~ as further amended by Amendment No. 2, dated as of August 22, 2019,

as further amended by Amendment No. 3, dated as of August 26, 2019,

as further amended by Amendment No. 4, dated as of September 30, 2019,

as further amended by Amendment No. 5, dated as of October 31, 2019,

among

BRISTOW GROUP INC.,

as Holdings and the Lead Borrower,

BRISTOW HOLDINGS COMPANY LTD. III,

as the Co-Borrower,

THE GUARANTORS FROM TIME TO TIME PARTY HERETO,

THE LENDERS FROM TIME TO TIME PARTY HERETO,

and

ANKURA TRUST COMPANY, LLC

as Administrative Agent

TABLE OF CONTENTS

PAGE
ARTICLE I
DEFINITIONS; CONSTRUCTION

Section 1.1. Definitions	1
Section 1.2. Classifications of Term Loans and Borrowings	~~33~~37
Section 1.3. Accounting Terms and Determination	~~33~~37
Section 1.4. Terms Generally	~~33~~37
Section 1.5. Dutch Terms	~~34~~38

ARTICLE II
AMOUNT AND TERMS OF THE TERM LOAN COMMITMENTS

Section 2.1. Term Loan Commitments	~~35~~39
Section 2.2. Requests for Term Loans	~~35~~39
Section 2.3. Funding of Borrowings	~~35~~39
Section 2.4. Interest Elections	~~36~~40
Section 2.5. Repayment of Term Loans	~~37~~41
Section 2.6. Evidence of Indebtedness	~~37~~41
Section 2.7. Optional Prepayments	~~37~~42
Section 2.8. Mandatory Prepayments	~~38~~42
Section 2.9. Interest on Term Loans	~~39~~44
Section 2.10. Fees	~~40~~45
Section 2.11. Computation of Interest and Fees	45
Section 2.12. Illegality	~~41~~45
Section 2.13. Increased Costs	~~41~~46
Section 2.14. Funding Indemnity	~~42~~47
Section 2.15. Taxes	47
Section 2.16. Payments Generally; Pro Rata Treatment; Sharing of Set-offs	49
Section 2.17. Mitigation of Obligations	~~46~~51
Section 2.18. Inability to Determine Interest Rate	~~46~~51
Section 2.19. Successor Eurodollar Rate	51
Section 2.20. Equity Conversion Option	~~47~~52
Section 2.21. Co-Borrowers	~~47~~52

ARTICLE III
CONDITIONS PRECEDENT TO EFFECTIVENESS AND FUNDING OF TERM LOANS

Section 3.1. Conditions To Effectiveness	~~48~~53
Section 3.2. ~~Delivery of Documents~~ [Reserved]	~~51~~53

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Section 4.1. Existence; Power	~~51~~56
Section 4.2. Organizational Power; Authorization	~~51~~56
Section 4.3. Governmental Approvals; No Conflicts	~~51~~56
Section 4.4. Financial Statements, No Material Adverse Effect	~~52~~57

i

Section 4.5. Litigation and Environmental Matters	~~52~~57
Section 4.6. Compliance with Laws and Agreements	~~52~~57
Section 4.7. Investment Company Act, Etc	~~52~~58
Section 4.8. Taxes; Fees	~~52~~58
Section 4.9. Margin Regulations	~~53~~58
Section 4.10. ERISA	~~53~~58
Section 4.11. Ownership of Property	~~53~~58
Section 4.12. Disclosure	~~54~~59
Section 4.13. Labor Relations	~~54~~59
Section 4.14. Subsidiaries	~~54~~59
Section 4.15. ~~[Intentionally omitted]~~Insolvency	~~54~~59
Section 4.16. OFAC	~~54~~60
Section 4.17. Compliance with Patriot Act and Other Laws	~~54~~60
Section 4.18. U.S. Security Documents	~~54~~60
Section 4.19. English Security Documents	~~55~~60
Section 4.20. Cayman Security Documents	~~55~~61
Section 4.21. Panama Security Documents	~~55~~61
Section 4.22. Netherlands Security Documents	~~55~~61
Section 4.23. EEA Financial Institution; Other Regulations	~~55~~61
Section 4.24. Material Contracts	61
Section 4.25. Aircraft Interests	61
Section 4.26. Aircraft Operator	62

ARTICLE V
AFFIRMATIVE COVENANTS

Section 5.1. Financial Statements and Other Information	~~55~~62
Section 5.2. Notices of Material Events	~~57~~63
Section 5.3. Existence; Conduct of Business	~~57~~64
Section 5.4. Compliance with Laws, Etc	~~58~~64
Section 5.5. Payment of Obligations	~~58~~64
Section 5.6. Books and Records	~~58~~65
Section 5.7. Visitation, Inspection, Etc	~~58~~65
Section 5.8. Maintenance of Properties; Insurance	~~58~~65
Section 5.9. Use of Proceeds	~~59~~65
Section 5.10. Additional Subsidiaries	~~59~~65
Section 5.11. Further Assurances, Additional Collateral	~~60~~67
Section 5.12. Pledge of Aircraft and Aircraft Related Collateral	~~61~~69
Section 5.13. Sanctions; Anti-Corruption Laws	~~63~~71
Section 5.14. ~~Lender Calls~~ [Reserved]	~~63~~71
Section 5.15. ~~Certain Other Bankruptcy Matters~~ [Reserved]	~~63~~71
Section 5.16. [Reserved]	~~64~~72
Section 5.17. Operation and Maintenance	~~64~~72
Section 5.18. Post-Closing Matters	~~65~~73

ARTICLE VI
~~FINANCIAL COVENANT~~[RESERVED]

~~Section 6.1. Variance Testing~~	~~65~~

ARTICLE VII
NEGATIVE COVENANTS

Section 7.1. Indebtedness	~~66~~74
Section 7.2. Negative Pledge	~~67~~75
Section 7.3. Fundamental Changes	~~67~~75
Section 7.4. Loans and Other Investments, Etc	~~68~~76
Section 7.5. Restricted Payments	~~69~~77
Section 7.6. Sale of Assets	~~69~~77
Section 7.7. Transactions with Affiliates	~~69~~78
Section 7.8. Restrictive Agreements	~~70~~78
Section 7.9. Hedging Transactions	~~71~~79
Section 7.10. Amendment to Material Documents	~~71~~79
Section 7.11. Accounting Changes	~~71~~80
Section 7.12. Specified Aircraft SPVs	~~71~~80
Section 7.13. Additional Subsidiaries	~~72~~80
Section 7.14. Specified Subsidiaries	~~72~~80

ARTICLE VIII
EVENTS OF DEFAULT

Section 8.1. Events of Default	~~72~~81
Section 8.2. Application of Proceeds	~~75~~84

ARTICLE IX
THE ADMINISTRATIVE AGENT

Section 9.1. Appointment of Administrative Agent	~~76~~85
Section 9.2. Nature of Duties of Administrative Agent	~~76~~85
Section 9.3. Lack of Reliance on the Administrative Agent	~~77~~86
Section 9.4. Certain Rights of the Administrative Agent	~~77~~86
Section 9.5. Reliance by Administrative Agent	~~77~~86
Section 9.6. The Administrative Agent in its Individual Capacity	~~78~~87
Section 9.7. Successor Administrative Agent	~~78~~87
Section 9.8. Authorization to Execute other Loan Documents	~~78~~87
Section 9.9. Parallel Debt	~~78~~87

ARTICLE X
MISCELLANEOUS

Section 10.1. Notices	~~80~~89
Section 10.2. Waiver; Amendments	~~82~~91
Section 10.3. Expenses; Indemnification	~~83~~92
Section 10.4. Successors and Assigns	~~84~~94
Section 10.5. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS	~~88~~97
Section 10.6. WAIVER OF JURY TRIAL	~~89~~98
Section 10.7. Right of Setoff	~~89~~98
Section 10.8. Counterparts; Integration	~~89~~99
Section 10.9. Survival	~~90~~99
Section 10.10. Severability	~~90~~99
Section 10.11. Confidentiality	~~90~~99
Section 10.12. Interest Rate Limitation	~~90~~100
Section 10.13. Waiver of Effect of Corporate Seal	~~91~~100
Section 10.14. Patriot Act	~~91~~100
Section 10.15. Officer’s Certificates	~~91~~100

Section 10.16. Effect of Inclusion of Exceptions	~~91~~100
Section 10.17. Intercreditor Agreement	~~91~~100
Section 10.18. Acknowledgement and Consent to Bail-In of EEA Financial Institutions	~~92~~102
Section 10.19. Export Controls	~~93~~102
Section 10.20. Judgment Currency	~~93~~102
Section 10.21. Waiver of Immunity	~~93~~103
Section 10.22. Replacement of Lenders Under Certain Circumstances	103

ARTICLE XI
GUARANTEE

Section 11.1. Guarantee	~~94~~104
Section 11.2. Obligations Not Waived	~~94~~104
Section 11.3. Security	~~94~~104
Section 11.4. Guarantee of Payment	~~94~~104
Section 11.5. No Discharge or Diminishment of Guarantee	~~95~~105
Section 11.6. Defenses Waived	~~95~~105
Section 11.7. Agreement to Pay; Subordination	~~95~~105
Section 11.8. General Limitation on Guarantee Obligations	~~96~~106
Section 11.9. Information	~~96~~106
Section 11.10. Covenant; Representations and Warranties	~~96~~106
Section 11.11. Stay of Acceleration	~~96~~106

ARTICLE XII
PROVISIONS RELATING TO U.K. SAR CONTRACT.

Section 12.1.	~~97~~107
Section 12.2.	~~97~~107

ARTICLE XIII
ITAR

Section 13.1. ITAR	~~97~~107

Schedules

Schedule I	-	Guarantors
Schedule II	-	Commitment Amounts
Schedule III	-	SAR Addendum
Schedule 3.1	-	Aircraft
Schedule 4.14	-	Subsidiaries
Schedule 5.12	-	~~Exceptions to Title and~~(a) - Aircraft Collateral Schedule
Schedule 5.18	-	Post-Closing Matters
Schedule 7.1	-	Existing Indebtedness
Schedule 7.2	-	Existing Liens
Schedule 7.4	-	Existing Investments
Schedule ~~7.12~~7.6	-	~~Specified Foreign Subsidiaries~~Potential Subsidiary Sales
Schedule 8.1	-	Debtors

Exhibits

Exhibit A	-	Form of Term Loans Note
Exhibit B	-	Form of Assignment and Acceptance
Exhibit C	-	[Reserved]
Exhibit D	-	Form of Compliance Certificate
Exhibit E	-	Form of Notice of Term Loan Borrowing
Exhibit F	-	Form of Notice of Conversion/Continuation
Exhibit G	-	~~Form of DIP Intercreditor Agreement~~
[Reserved]

v

TERM LOAN CREDIT AGREEMENT

THIS TERM LOAN CREDIT AGREEMENT (this “Agreement”) is made and entered into as of May 10, 2019, by and among BRISTOW GROUP INC., a Delaware corporation (“Holdings” and the “Lead Borrower”), BRISTOW HOLDINGS COMPANY LTD. III, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Co-Borrower”), each of the other Persons identified on Schedule I (the “Guarantors”), the several financial institutions and lenders from time to time party hereto (the “ Lenders”) and ANKURA TRUST COMPANY, LLC, in its capacity as administrative agent and collateral agent for the Lenders (in such capacities, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Borrowers have requested, and, subject to the terms and conditions hereof, the Administrative Agent and the Lenders have agreed, to extend a term loan credit facility to the Borrowers on the terms of this Agreement;

WHEREAS, Holdings and certain of its Subsidiaries anticipate filing voluntary petitions with the Bankruptcy Court initiating the Cases promptly following the effectiveness of this Agreement; and

WHEREAS, the proceeds of the Term Loans will be used to, among other things, fund the working capital, liquidity requirements and general corporate purposes of the Loan Parties and their Subsidiaries during the pendency of the Cases; and

NOW, THEREFORE, in consideration of the premises and the agreements of the parties set forth herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS; CONSTRUCTION

Section 1.1. Definitions. In addition to the other terms defined herein, the following terms used herein shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined):

“2018 Senior Secured Notes Indenture” means that certain Indenture, dated as of March 6, 2018 (as amended, supplemented, restated or otherwise modified), by and among Holdings, certain of its subsidiaries and U.S. Bank National Association, as trustee and collateral agent, as in effect immediately before the Amendment No. 5 Effective Date.

“ABL Facility” shall mean the ABL facilities agreement dated April 17, 2018, amongst others, Barclays Bank PLC (as agent), Bristow Norway AS and Bristow Helicopters Limited as borrowers and guarantors and Holdings as a guarantor, as amended and supplemented from time to ~~date~~time.

“Administrative Agent” shall have the meaning assigned to such term in the opening paragraph hereof.

“Administrative Questionnaire” shall mean, with respect to each Lender, an administrative questionnaire in the form prepared by the Administrative Agent and submitted to the Administrative Agent duly completed by such Lender.

“Affiliate” shall mean, as to any Person at any time, any other Person at any time that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person. For the purposes of this definition, “Control” shall mean the power, directly or indirectly, either to (i) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of a Person or (ii) direct or cause the direction of the management and policies of a Person, whether through the ability to exercise voting power, by control or otherwise. The terms “Controlling”, “Controlled by”, and “under common Control with” have the meanings correlative thereto.

“Agreement” shall have the meaning assigned to such term in the opening paragraph hereof.

“Aircraft” means a rotorcraft that, for its horizontal motion, depends principally on its engine-driven rotors.

“Aircraft 92001” means helicopter model AW189 bearing manufacturer’s serial number 92001 and its equipment.

“Aircraft 92006” means helicopter model AW189 bearing manufacturer’s serial number 92006 and its equipment.

“Aircraft 92007” means helicopter model AW189 bearing manufacturer’s serial number 92007 and its equipment.

“Aircraft 92008” means helicopter model AW189 bearing manufacturer’s serial number 92008 and its equipment.

“Aircraft 92009” means helicopter model AW189 bearing manufacturer’s serial number 92009 and its equipment.

“Aircraft 92010” means helicopter model AW189 bearing manufacturer’s serial number 92010 and its equipment.

“Aircraft Collateral” shall mean those Aircraft, aircraft frames and aircraft equipment~~, in each case~~ owned or hereafter acquired by any Loan Party (in the case of Aircraft owned  on the Effective Date, to the extent described in the Aircraft Collateral Schedule), in which a security interest has been or is required to be granted by the Borrower or any other Loan Party to the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement (including Section 5.12) or an Aircraft Security Agreement (excluding for the avoidance of doubt, Excluded Aircraft).

“Aircraft Collateral Schedule” shall mean Schedule 5.12(a) to this Agreement as updated from time to time.

“Aircraft-Related Collateral” means (i) all Engines, rotor blades, rotor blade components, auxiliary power units (as applicable), and other equipment, avionics, appurtenances, and accessions attached to, installed on or associated with the Aircraft Collateral from time to time and any substitutions therefor; (ii) all general intangibles, insurance and restitution proceeds, warranties, leases, maintenance contracts, charters, revenues, rents, and receivables, whether arising under intercompany leases or third party leases, charters, or contracts, in each case as related to the Aircraft Collateral and except to the extent constituting Excluded Assets pursuant to clause (2) of definition thereof and to the extent constituting Aircraft-Related Excluded Collateral; (iii) all sales proceeds and other proceeds relating to Aircraft Collateral; (iv) all logs, manuals, certificates, data, inspection, modification, maintenance, engineering, technical, and overhaul records relating to the Aircraft Collateral or their Engines, rotor blades, rotor blade components, auxiliary power units (if applicable), avionics, appurtenances, accessions, equipment and parts, and (v) Company Additions under clause (i) of the definition thereof relating to Aircraft Collateral.

“Aircraft-Related Excluded Collateral” means (i) all engines, rotor blades, rotor blade components, auxiliary power units (as applicable), and other equipment, avionics, appurtenances, and accessions attached to or installed on the Excluded Aircraft from time to time and any substitutions therefor; (ii) all general intangibles (including in respect of contracts for purchase or construction), insurance and restitution proceeds, warranties, leases, maintenance contracts, charters, revenues, rents, and receivables, whether arising under intercompany leases or third party leases, charters, or contracts, in each case as related to the Excluded Aircraft; (iii) all sales proceeds and other proceeds relating to Excluded Aircraft; (iv) all amounts payable in consequence of a claim under the Borrower’s or other Guarantor’s liability insurance required to be paid to third parties (other than the Loan Parties as to the Pledged Aircraft) whether relating to Excluded Aircraft or Aircraft Collateral; (v) all warranties relating to Excluded Aircraft or Aircraft Collateral assigned or required to have been assigned to any maintenance provider or superseded by a maintenance contract; (vi) all relinquished engines, rotorblades, parts, avionics, appurtenances, accessions, and equipment removed from Aircraft Collateral or Excluded Aircraft and returned to a maintenance provider; (vii) all logs, manuals, certificates, data, inspection, modification, maintenance, engineering, technical, and overhaul records relating to the Excluded Aircraft or their engines, rotor blades, rotor blade components, auxiliary power units (if applicable), avionics, appurtenances, accessions, equipment and parts, and (viii) Company Additions relating to Excluded Aircraft and Company Additions under clause (ii) of the definition thereof relating to Aircraft Collateral.

“Aircraft Security Agreement” shall mean, collectively, (i) all aircraft security agreements, executed by a Loan Party and delivered to the Administrative Agent, granting the Administrative Agent a lien over any Aircraft Collateral registered in the U.S.; (ii) any additional aircraft security agreements, in substantially the form of Aircraft Security Agreement described in clause (i) with such changes as are required to make it comply with the rules and regulations of the Jurisdiction of Registration of such Aircraft, and (iii) any other form of security documentation ~~(including mortgages)~~with respect to Aircraft in form, scope and terms agreed to by the Administrative Agent and the Borrower ~~(and covering property or Collateral, including real estate, agreed to by the Administrative Agent and the Borrower)~~, executed by a Loan Party and delivered to the Administrative Agent ~~(including, for the avoidance of doubt, the First Lien Aircraft Security Agreement and the Second Lien Aircraft Security Agreement).~~

“Aircraft Substitution” means the exchange of one or more Aircraft included in the Aircraft Collateral and Aircraft-Related Collateral related thereto for one or more Eligible Aircraft and Aircraft-Related Collateral related thereto; provided that, (i) in each case, the Substitution Closing Conditions shall have been satisfied with respect to such Eligible Aircraft and Aircraft-Related Collateral related thereto on or prior to the date on which the Aircraft Substitution occurs as if such Eligible Aircraft was Aircraft Collateral on the Effective Date and

providing for validity and perfection of Liens on such substitute Collateral equal to or greater than the Collateral being replaced; and (ii) Holdings shall have given the Administrative Agent not less than three days (or such shorter period as the Administrative Agent may agree) prior written notice before an Aircraft Substitution shall be effective.

“Amendment No. ~~3~~5 Effective Date” means ~~August 26~~October 31, 2019.

“ Anti-Corruption Law” means, as to any person, the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act of 2010 and any other similar anti-corruption laws of the European Union.

“Applicable Foreign Jurisdiction” means, each of Canada, the Netherlands, the United Kingdom, Panama and Cayman Islands.

“Applicable Lending Office” means, with respect to each Lender, such Lender’s Domestic Lending Office in the case of a Base Rate Borrowing and such Lender’s Eurodollar Lending Office in the case of a Eurodollar Rate Borrowing.

“Applicable Margin” shall mean~~, as of any date,~~ (A) with respect to all Term Loans outstanding on ~~any date~~or after the Effective Date, but prior to the Amendment No. 5 Effective Date, a percentage per annum equal to (i) 7.00% for Term Loans that are Eurodollar Rate Loans and (ii) 6.00% for Term Loans that are Base Rate Loans~~.~~, (B) with respect to all Term Loans outstanding for the period commencing on the Amendment No. 5 Effective Date and ending on the date that is six months after the Amendment No. 5 Effective Date, a percentage per annum equal to (i) 8.00% for Term Loans that are Eurodollar Rate Loans and (ii) 7.00% for Term Loans that are Base Rate Loans, and (C) with respect to all Term Loans outstanding after the six month anniversary of the Amendment No. 5 Effective Date, a percentage per annum equal to (i) 9.00% for Term Loans that are Eurodollar Rate Loans and (ii) 8.00% for Term Loans that are Base Rate Loans.

“Approved Fund” shall mean any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender or (iii) an entity or an Affiliate of an entity that administers or manages a Lender.

“ Approved Lender” means (i) each Lender party to this Agreement as of the Effective Date, (ii) any fund or similar investment vehicle the investment decisions with respect to which are made by an (x) any Lender party to this Agreement as of the Effective Date or (y) investment manager or other Person that manages a Lender party to this Agreement as of the Effective Date and (iii) the Affiliates of each of the foregoing to the extent that the investment decisions with respect to which are made as specified in (x) and (y) above.

“Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.4(b)) and accepted by the Administrative Agent, in the form of Exhibit B attached hereto or any other form approved by the Administrative Agent.

“Assurance Letter” shall mean a letter to the Department and signed by the Administrative Agent, all Lenders as of the Effective Date, the Borrower, Bristow Helicopter Group Limited and others, giving assurances to the Department with respect to the U.K. SAR Contract.

“Average Debt” of the Borrower, as of any date, shall mean (i) the sum of consolidated debt on the balance sheet of the Borrower for the Borrower’s two most recently completed Fiscal Years, as set forth in the consolidated balance sheet contained in the annual audit report of the Borrower for such Fiscal Years, divided by (ii) 2.

“Aviation Authority” means, in respect of an Aircraft, the aviation authority of the Jurisdiction of Registration of that Aircraft and any successors thereto or other Governmental Authority which shall have control or supervision of civil aviation in the Jurisdiction of Registration or have jurisdiction over the registration, airworthiness or operation of, or other matters relating to, that Aircraft.

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“BALL” shall mean Bristow Aircraft Leasing Limited, a private limited company incorporated in England with company number 10289512.

“BALL SPV” means Bristow Aircraft Leasing II Ltd., a private limited company incorporated in England with company number 11983338.

“Bankruptcy Code” means Title 11, U.S.C., as now or hereafter in effect, or any successor thereto.

“Bankruptcy Court” shall mean the United States Bankruptcy Court for the Southern District of Texas or any other court having jurisdiction over the Cases from time to time.

~~“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, administrative receiver, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business or assets appointed for it, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such capacity, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.~~

“Bankruptcy Law” means each of (i) Title 11, U.S.C., as now or hereafter in effect, or any successor thereto, (ii) any domestic or foreign law relating to liquidation, administration, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, debt adjustment, receivership or similar debtor relief from time to time in effect and affecting the rights of creditors generally (including without limitation any plan of arrangement provisions of applicable corporation statutes), and (iii) any order made by a court of competent jurisdiction in respect of any of the foregoing.

“Base Rate” shall mean the highest of (i) the rate of interest per annum from time to time published in the “Money Rates” section of The Wall Street Journal as being the “Prime Lending Rate” or, if more than one rate is published as the “Prime Lending Rate”, the highest of such rates, as in effect from time to time (the “Prime Rate”), (ii) the Federal Funds Rate, as in effect from time to time, plus one-half of one percent (0.50%) per annum and (iii) the Eurodollar Rate for a period of one-month (after giving effect to the “floor” set forth in the definition thereof) plus 1.00%. Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Borrower” has the meaning specified in Section 2.21(e).

“Borrowing” shall mean a borrowing consisting of Term Loans of the same Type, made, converted or continued on the same date and in the case of Eurodollar Rate Loans, as to which a single Interest Period is in effect.

“BriLog” means BriLog Leasing Ltd.

“BriLog Aircraft Leases” shall mean the Leases from BriLog to Bristow Helicopters Limited with respect to the Specified BriLog Aircraft.

“BriLog SPV” means BriLog Leasing Ltd. II.

“Bristow Competitor” shall mean any Person (other than the Borrower or any Subsidiary or Affiliate thereof) that provides aviation (i) services to the oil and gas industry; (ii) search and rescue operations; or (iii) military training; provided that, Bristow Competitor will not include any fixed or similar investment vehicle that holds investments in any such Person.

“Business Day” means any day other than a Saturday or Sunday on which banks are not authorized or required to close in New York, New York; provided that when used in connection with a Eurodollar Rate Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in the London interbank market.

“ Canada Aircraft Security Agreement” mean an Aircraft Security Agreement granting the Administrative Agent a lien over any Aircraft Collateral registered in Canada (as amended, supplemented, restated or otherwise modified from time to time).

“Capital Lease Obligations” of any Person means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet in accordance with GAAP in effect as of October 12, 2012, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty.

“Capital Stock” shall mean, of the Borrowers or any of its Subsidiaries,

(1)    in the case of a corporation, corporate stock or, in the case of a company, shares;

(2)    in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(3)    in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and

(4)    any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person but, in each case, excluding any debt securities convertible into such equity.

“Cases” means, collectively, the Chapter 11 bankruptcy cases initiated by the ~~Debtors in the Bankruptcy Court~~ Persons identified on Schedule 8.1 on the Petition Date and that were administratively consolidated.

~~“Cash Collateral Order” shall mean that order entered by the Bankruptcy Court approving the authority to use cash collateral and grant adequate protection to certain of the Lenders (as defined in the DIP Credit Agreement) on June 28, 2019 [Docket No. 312], together with all extensions, modifications and amendments thereto, and that has not been vacated, reversed or stayed and has not been amended or modified.~~

~~“Cash Flow Forecast” means a projected statement of sources and uses of cash for the Borrower and its Subsidiaries on a consolidated basis, broken down by weeks, including the anticipated uses of the proceeds of the Term Loans for each week during such period, in form and detail reasonably satisfactory to the advisors to the Administrative Agent and the Lenders (it being understood that the form and detail of any Cash Flow Forecast shall be deemed to be reasonably satisfactory to the advisors to the Administrative Agent and the Lenders so long as such Cash Flow Forecast is substantially consistent in form and detail with the Cash Flow Forecast most recently provided to the Lenders on or prior to the Effective Date).~~

~~“Cash Management Order” shall mean that order entered in the Cases by the Bankruptcy Court on June 27, 2019 [Docket No. 306], together with all extensions, modifications and amendments thereto, and that, has not been vacated, reversed or stayed and has not been amended or modified without the prior written consent of the Required Lenders (as defined in the DIP Credit Agreement).~~

“Casualty” shall mean (a) a casualty involving Collateral or ~~the~~any Specified Aircraft (unless, in the case of a Specified Aircraft, such Specified Aircraft is subject to a Specified Aircraft Financing) that results in a loss or a constructive total loss of such Collateral or ~~the~~ Specified Aircraft (treating engines and auxiliary power units separately when a Casualty is limited to such items), (b) a condemnation, confiscation, seizure or requisition of the Collateral or ~~the~~any Specified Aircraft (unless, in the case of a Specified Aircraft, such Specified Aircraft is subject to a Specified Aircraft Financing) of use that continues for more than one hundred eighty (180) days or (c) the receipt of the option exercise fee in relation to a Specified Aircraft (unless such Specified Aircraft is subject to a Specified Aircraft Financing) by Holdings or any of its Subsidiaries (including BALL or BALL SPV) in the event that the Department exercises its right, in its sole discretion, to require the transfer of ownership of any Specified Aircraft under the U.K. SAR Contract Condition 58.

“Cayman Security Documents” means the (i ) Cayman Share Charges and (ii) all other Cayman Islands ~~law governed share charges over the shares of Bristow Holdings Company Ltd. III and BriLog SPV.~~law-governed instruments and agreements securing the whole or any part of   the Obligations or any Guarantee thereof (in each case, as amended, supplemented, restated or otherwise modified from time to time).

“Cayman Share Charges” shall mean (i ) the Cayman Islands law-governed equitable charge over shares granted by Bristow Holdings Company Ltd. over all of the issued and outstanding shares in the Co-Borrower in favour of the Administrative Agent, for the ratable benefit of the Secured Parties; and (ii) the Cayman Islands law-governed equitable charge over shares granted by BriLog ~~Leasing Ltd.~~ over all of the issued and outstanding shares in BriLog SPV ~~in favour~~, BGI International Ltd. and Bristow International Leasing Limited in favor of the Administrative Agent, for the ratable benefit of the Secured Parties.

“Change in Control” shall mean the occurrence of one or more of the following events: (i) any sale, lease, exchange or other transfer (in a single transaction or a series of related transactions) of all or substantially all of the assets of the Borrower and its Subsidiaries, taken as a whole, to any Person or “group” (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder in effect on the date hereof), (ii) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or “group” (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), other than a Permitted Holder, of 50% or more of the outstanding shares of the voting stock of the Borrower, or (iii) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (w) nominated, appointed or approved by a Permitted Holder, (x) members of the board of directors on the Effective Date, (y) nominated, appointed or approved by the board of directors nor (z) appointed by directors so nominated, appointed or approved; provided, however, that, with respect to clause (ii) above a transaction in which the Borrower becomes a Subsidiary of another Person (other than a Person that is an individual) shall not constitute a Change in Control if:

(a)    the stockholders of the Borrower immediately prior to such transaction “beneficially own” (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly through one or more intermediaries, at least a majority of the voting power of the outstanding voting stock of the Borrower immediately following the consummation of such transaction; and

(b)    immediately following the consummation of such transaction, no “person” (as such term is defined above), other than such other Person (but including the holders of the equity interests of such other Person), “beneficially owns” (as such term is defined above), directly or indirectly through one or more intermediaries, more than 50% of the voting power of the outstanding voting stock of the Borrower~~; and~~.

~~(c) the occurrence of the events described in (a) or (b) above shall not be deemed a “Change in Control” if such events occur as a result of the Cases.~~

“Change in Law” shall mean (a) the adoption of any applicable law, rule or regulation after the date of this Agreement, (b) any change in any applicable law, rule or regulation, or any change in the interpretation or application thereof, by any Governmental Authority after the date of this Agreement, or (c) compliance by any Lender (or its Applicable Lending Office) (or for purposes of Section 2.13(b), by such Lender’s parent corporation, if applicable) with any request, rule, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; it being understood, for the avoidance of doubt, that (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives made or issued by any Governmental Authority thereunder or in connection therewith (whether or not having the force of law), and related acts of compliance as described in clause (c) of this definition, and (ii) all requests, rules, guidelines or directives concerning capital adequacy or liquidity (A) promulgated by the Bank for International Settlements or the Basel Committee on Banking Supervision (or any successor or similar authority) and made or issued by any Governmental Authority or (B) made or issued by the United States or foreign regulatory authorities, in each case pursuant to Basel III, and related acts of compliance as described in clause (c) of this definition, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, promulgated, made or issued.

“Code” shall mean the Internal Revenue Code of 1986, as amended and in effect from time to time.

“Collateral” shall mean all property wherever located and whether now owned or at any time acquired after the Effective Date by the Borrower or any Guarantor as to which a Lien is granted, or is purported to be granted, under the Security Documents to secure the Obligations (including any Facility Guarantee).

~~“Collateral Agency Agreement” shall mean that certain Collateral Agency Agreement dated as of March 6, 2018 among the Borrower, certain of the Guarantors party thereto, U.S. Bank National Association, as trustee and collateral agent (as amended or supplemented from time to time).~~

“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Company Additions” means in respect of an Aircraft Collateral or an Excluded Aircraft (i) additional accessories, parts, devices, or equipment, but only if such accessories, parts, devices, or equipment (A) are not required to be incorporated or installed in or attached to such aircraft (or its engine) pursuant to applicable requirements of the FAA or other jurisdiction in which the related aircraft may be registered; and (B) will not impair the originally intended function or use of such aircraft; and (ii) the personal effects of any passenger (if owned by a Borrower or any Guarantor).

“Compliance Certificate” shall mean a certificate from the chief financial officer, chief accounting officer, treasurer or controller of the Borrower in the form of, and containing the certifications set forth in, the certificate attached hereto as Exhibit D.

“Contractor” shall mean Bristow Helicopters Limited, a company established under the laws of England.

“Contractual Obligation” of any Person shall mean any provision of any security issued by such Person or of any agreement, instrument or undertaking under which such Person is obligated or by which it or any of the property in which it has an interest is bound.

“ Control Agreement” shall have the meaning assigned to such term in the U.S. Security Agreement.

“Convention ” shall mean the Convention on International Interests in Mobile Equipment, signed contemporaneously with the Protocol in Cape Town, South Africa on November 16, 2001, as may be amended.

“Corrosion Settlement Agreement” shall mean the settlement agreement on corrosion between Leonardo S.p.a, LMWL, BriLog and the Lead Borrower dated 20 February 2018.

~~“Debtors” shall mean the Persons identified on Schedule 8.1, each of which is a debtor and debtor-in-possession in the Cases.~~

“Default” shall mean any condition or event that, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Default Interest” shall have the meaning given to such term in Section 2.9(b).

“ De Minimis Accounts” means deposit accounts and securities accounts of the Loan Parties having a balance at all times of less than $500,000 individually for any such account or $5,000,000 in the aggregate for all such accounts.

“Department” shall mean the United Kingdom Department for Transport and its executive agencies, including the Maritime and Coastguard Agency.

“Designated Non-Cash Consideration” means the fair market value of non-cash consideration received by the Borrower or any Subsidiary in connection with an asset sale or other disposition that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer, setting forth the basis of such valuation (which amount will be reduced by the fair market value of the portion of the non-cash consideration converted to cash within 180 days following the consummation of the applicable sale or other disposition).

~~“DIP Cayman Intercreditor Agreement” shall mean a customary intercreditor agreement negotiated, in good faith by the Required Lenders, in the form approved by the Required Lenders and entered into in connection with the Collateral owned by BriLog and reflecting the Lien priorities set forth in the DIP Order.~~

~~“DIP Credit Agreement” shall mean that certain Superpriority Secured Debtor-in-Possession Credit Agreement, dated as of August 26, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time), by and among the Borrowers, the~~

~~guarantors from time to time party thereto, the several financial institutions and lenders from time to time party  thereto and Ankura Trust Company, LLC, as administrative agent and collateral agent.~~

~~“DIP Credit Agreement Secured Parties” means the “Secured Parties” under and as defined in the DIP Credit Agreement.”~~

~~“DIP Intercreditor Agreement” shall mean a customary intercreditor agreement, negotiated in good faith by the Required Lenders, in the form approved by the Required Lenders (such approval not to be unreasonably withheld, conditioned or delayed (giving deference to the expected funding date under the DIP Term Loan)) and entered into in connection with the DIP Junior Priority Collateral.~~

~~“DIP Intercreditor Agreements” means, collectively, the DIP Intercreditor Agreement and the DIP Cayman Intercreditor Agreement.~~

~~“DIP Junior Priority Collateral” means the “Junior Priority Collateral” as defined in the DIP Credit Agreement.~~

~~“DIP Obligations” means the “Obligations” as defined in the DIP Credit Agreement.~~

~~“DIP Order” shall mean means the Order (A) Authorizing the Debtors to Obtain Postpetition Financing, (B) Authorizing the Debtors to Continue to Use Cash Collateral, (C) Granting Liens and Providing Superpriority Administrative Expense Status (D) Modifying the Automatic Stay, and (E) Granting Related Relief [Docket No. 582].~~

~~“DIP Term Loan” means the “Term Loan” as defined in the DIP Credit Agreement.~~

“Direct Wholly Owned Domestic Subsidiary” shall mean each Domestic Subsidiary that is a Direct Wholly Owned Subsidiary.

“Direct Wholly Owned Foreign Subsidiary” shall mean any Direct Wholly Owned Subsidiary that is not a Direct Wholly Owned Domestic Subsidiary.

“Direct Wholly Owned Subsidiary” shall mean each Subsidiary of the Borrower, all of the Capital Stock of which (other than directors’ qualifying shares) is owned by the Lead Borrower directly ~~all of whose Capital Stock (other than directors’ qualifying shares) is at the time owned, directly or indirectly by the Lead Borrower~~.

“Disclosed Existing Sublease” shall have the meaning assigned to such term in the definition of “Aircraft Permitted Liens” in the Aircraft Security Agreement.

“Disqualified Stock” means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event:

(1) matures (excluding any maturity as a result of an optional redemption by the issuer thereof) or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise;

(2)    is convertible or exchangeable for Indebtedness or other Disqualified Stock (excluding Capital Stock which is convertible or exchangeable solely at the option of the issuer thereof); or

(3)    is redeemable at the option of the holder thereof, in whole or in part, in each case, on or prior to the date that is 91 days after the Maturity Date;

provided that only the portion of Capital Stock which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Stock. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders thereof (or of any security into which it is convertible or for which it is exchangeable) have the right to require the issuer to repurchase such Capital Stock (or such security into which it is convertible or for which it is exchangeable) upon the occurrence of any of the events constituting an asset sale or a change of control shall not constitute Disqualified Stock if such Capital Stock (and all such securities into which it is convertible or for which it is exchangeable) provides that the issuer thereof will not repurchase or redeem any such Capital Stock (or any such security into which it is convertible or for which it is exchangeable) pursuant to such provisions prior to compliance by the Borrower with the applicable provisions of this Agreement.

“Dividing Person” has the meaning assigned to it in the definition of “Division”.

“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

“Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division.

“Dollar(s)” and the sign “$” shall mean lawful money of the United States of America.

“Domestic Lending Office” means, with respect to any Lender, the office of such Lender (or an Affiliate of such Lender) specified as its “Domestic Lending Office” in the Administrative Questionnaire submitted by such Lender or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Borrower and the Administrative Agent.

“Domestic Subsidiary” shall mean each Subsidiary that is not a Foreign Subsidiary.

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” shall mean ~~the date on which the conditions precedent set forth in Section 3.1 have been satisfied or waived in accordance with Section 10.2~~May 10, 2019.

“Effective Date Jurisdiction” means the Jurisdiction of Registration of any Aircraft Collateral owned by any Loan Party on the Effective Date (it being understood that the only such jurisdiction is the United States of America).

“Eligible Aircraft” means any one or more aircraft (“substitution aircraft”) (i) which has (or jointly have) a fair market value (as determined by Holdings in consultation with the Lenders or their advisors, and including Aircraft Collateral and Aircraft-Related Collateral related thereto) equal to or greater than the fair market value of one or more Aircraft included in the Aircraft Collateral and Aircraft-Related Collateral related thereto being replaced by the substitution aircraft; and (ii) which substitution aircraft is (or are) registered (A) in (x) prior to the Amendment No. 5 Effective Date, any Effective Date Jurisdiction and (y) on and following the Amendment No. 5 Effective Date, any Emergence Date Jurisdiction, or (B) in any jurisdiction in which Holdings or any Subsidiary is required to perform helicopter transportation services for customers, the performance of services in which would not invalidate Holdings’ required insurance coverage.

“ Emergence Date Jurisdiction” means Australia, Canada, Nigeria, Norway, the United Kingdom, Trinidad & Tobago and the United States.

“Engine” at any date of determination, with respect to any Aircraft Collateral, shall have the meaning given to such term in the applicable Aircraft Security Agreement or supplement thereto.

~~“ English Loan Party” means any Loan Party incorporated in England.~~

“ English Aircraft Security Agreement” mean an Aircraft Security Agreement granting the Administrative Agent a lien over any Aircraft Collateral registered in the United Kingdom.

“English Security Documents” means (i ) an English law security document in relation to ~~the shares in BALL SPV and~~ certain intercompany loan receivables owed to Bristow Cayman Ltd. by Bristow Helicopter Group Limited and any other Security Document governed by English law and (ii) each English Aircraft Security Agreement (in each case, as amended, supplemented, restated or otherwise modified from time to time).

“Environmental Laws” shall mean all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters.

“Environmental Liability” shall mean any liability, contingent or otherwise (including any liability for damages, costs of environmental investigation and remediation, costs of administrative oversight, fines, natural resource damages, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (i) any actual or alleged violation of any Environmental Law, (ii) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (iii) any actual or alleged exposure to any Hazardous Materials, or (iv) the Release or threatened Release of any Hazardous Materials.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated), which, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for the purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” shall mean (i) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (ii) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (iii) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (iv) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (v) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator appointed by the PBGC of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (vi) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (vii) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurodollar Lending Office” means, with respect to any Lender, the office of such Lender (or an Affiliate of such Lender) specified as its “Eurodollar Lending Office” in the Administrative Questionnaire submitted by such Lender or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Borrower and the Administrative Agent.

“Eurodollar Liabilities” has the meaning assigned to that term in Regulation D.

“Eurodollar Rate” means, for any Interest Period for each Eurodollar Rate Loan comprising part of the same Borrowing, the higher of (x) 2.50% per annum and (y) an interest rate per annum equal to the rate per annum obtained by dividing (a) the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBOR01 Page (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London, England time), two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period or, if for any reason such rate is not available, the “Eurodollar Rate” shall be, for any Interest Period, the rate per annum reasonably determined by the Administrative Agent as the rate of interest at which deposits in Dollars in the approximate amount of the Eurodollar Rate Loan comprising part of such Borrowing would be offered by the Administrative Agent to major banks in the London interbank Eurodollar market at their request at or about 10:00 a.m. (New York, New York time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period, by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.

“Eurodollar Rate Reserve Percentage” means, for any Interest Period for all Eurodollar Rate Loans comprising part of the same Borrowing, the reserve percentage expressed as a decimal (rounded upwards to the next 1/100th of 1%) applicable two (2) Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System with respect to liabilities or assets consisting of or including Eurodollar Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Loans is determined) having a term equal to such Interest Period.

“Event of Default” shall have the meaning provided in Article VIII.

“Excluded Accounts” means (a) deposit accounts exclusively used for payroll, payroll taxes or employee benefits (including, without limitation, pension fund accounts and 401(k) accounts), (b) deposit accounts exclusively used for taxes, including, without limitation, sales taxes, (c) escrow accounts, (d) fiduciary or trust accounts or cash collateral accounts supporting letters of credit or bank guarantees permitted by this Agreement~~,~~ and (e) deposit accounts that are zero balance accounts, ~~(f) deposit accounts and securities accounts with a balance at all times less than $500,000 individually or $5,000,000 in the aggregate,(g) securities accounts opened~~ i~~n connection with the Existing Senior Secured Notes and (h) any Pension Scheme Escrow Account,~~ and shall include, in the case of clauses (a) through (~~h~~e), all funds, financial assets and other property held therein.~~.~~

“Excluded Aircraft” means any currently owned (including those set forth on Schedule 3.1) or after-acquired aircraft that neither Holdings nor any ~~Guarantor~~other Loan Party is required to pledge nor opts to pledge under the terms of this Agreement (including any such ~~aircraft~~ released from the Administrative Agent’s Lien in accordance with the Loan Documents), all Airbus H225/Eurocopter EC225 helicopters and all fixed-wing aircraft. For the avoidance of doubt, Aircraft Collateral and Aircraft-Related Collateral shall not ~~constitute~~include Excluded Aircraft.

“Excluded Aircraft Collateral” means the (i) Excluded Aircraft and (ii) the Aircraft-Related Excluded Collateral.

“Excluded Assets” means the following (unless or until such assets are expressly pledged to, or a Lien thereon is expressly granted to, the Administrative Agent):

(1) all Excluded Aircraft Collateral;

(2)    any lease, license, contract, agreement, asset or other general intangible, in each case permitted under this Agreement, to the extent that a grant of a security interest therein (i) would violate applicable law or (ii) would violate or invalidate such lease, license, contract, agreement, asset or other general intangible or create a right of termination in favor of any other party thereto (other than the Borrower or any Subsidiary) or requires a consent not obtained of any governmental authority or another Person (other than the Borrower or a Subsidiary of the Borrower) after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code (if the Uniform Commercial Code is applicable thereto) or other applicable law (including the Bankruptcy Code and including any applicable foreign law), other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code (if the Uniform Commercial Code is applicable thereto) or other applicable law notwithstanding such prohibition;

(3)    the 13.5% subordinated loan stock agreement between Bristow Aviation Holdings Limited and Bristow International Panama S. de~~. R.L~~ RL;

(4)    all collateral that secures, and substitution collateral that may from time to time secure, the Existing Financings pursuant to their respective terms and pursuant to refinancings or replacements thereof (provided that the value of collateral securing any replacement or refinancing is not materially in excess of the value of collateral securing such Existing Financings (as determined in good faith by Holdings));

(5)    [intentionally omitted];

(6)    any “intent to use” trademark applications for which a statement of use has not been filed (but only until such statement is filed);

(7)    any assets or property secured by Liens incurred pursuant to clause (iv), (v) or (xi) of the definition of Permitted Liens (but only so long as such Liens are in place);

(8)    all real property, whether fee owned or leased;

(9)    motor vehicles and other assets subject to certificates of title (excluding Aircraft Collateral and Aircraft-Related Collateral); and

(10)    the Excluded Accounts and any amounts deposited in or items on credit thereto;

provided that “Excluded Assets” shall not include any proceeds, products, substitutions or replacements of Excluded Assets that would otherwise constitute Collateral (unless such proceeds products, substitutions or replacements constitute Excluded Assets).

“ Excluded Taxes” shall mean with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise ~~taxes~~Taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its Applicable Lending Office is located, (b) any branch profits ~~taxes~~Taxes imposed by the United States of America or any similar ~~tax~~Tax imposed by any other jurisdiction in which any Lender is located, (c) in the case of a Lender, any federal withholding ~~tax~~Tax that (i) is imposed on amounts payable to such Lender at the time such Lender becomes a party to this Agreement, except to the extent that, pursuant to Section 2.15, amounts with respect to such Taxes were payable to such Lender’s assignor immediately before such Lender became a party hereto, (ii) is imposed on amounts payable to such Lender at any time that such Lender designates a new lending office, other than ~~taxes~~Taxes that have accrued prior to the designation of such lending office that are otherwise not Excluded Taxes, or (iii) is attributable to such Lender’s failure to comply with Section 2.15(e), Section 2.15(f) or Section 2.15(g), and (d) any United States federal withholding Taxes imposed under FATCA.

“Existing ~~Collateral Agent” means U.S. Bank National Association, in its capacity as trustee and collateral agent under~~Credit Facilities” means the Existing Credit Facilities (as defined in the 2018 Senior Secured Notes Indenture~~, and its permitted successors~~).

“Existing Financings” means the Existing Credit Facilities and the Lease Financings (~~each~~ as defined in the ~~Existing~~2018 Senior Secured Notes Indenture).

“Existing Indebtedness” shall have the meaning set forth in Section 7.1(b).

“ FAA” means and refers to the United States Federal Aviation Administration.

~~“Existing Senior Secured Notes” means the 8.75% Senior Secured Notes due 2023 issued under the Existing Senior Secured Notes Indenture.~~

~~“Existing Senior Secured Notes Indenture” means that certain Indenture, dated as of March 6, 2018 (as amended, supplemented, restated or otherwise modified), by and among Borrower, certain of its subsidiaries and U.S. Bank National Association, as trustee and collateral agent.~~

~~“Existing Senior Secured Notes Secured Parties” shall mean the secured parties in respect of the Existing Senior Secured Notes.~~

“Facility Guarantee” means the Guarantee made by the Guarantors pursuant to Article XI.

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any applicable intergovernmental agreements with respect thereto and any fiscal or regulatory legislation, rules or practices adopted pursuant to such intergovernmental agreements.

“Federal Funds Rate” shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the next succeeding Business Day or, if such rate is not so published for any Business Day, the Federal Funds Rate for such day shall be the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent.

“Fee Letter” shall mean that certain fee letter, dated as of May 10, 2019, executed by Ankura Trust Company, LLC and accepted by the Borrower.

~~“ First and Second Lien Security Agreement” means an agreement, substantially in the form of the First Lien Security Agreement, executed by the parties thereto in favor of the Administrative Agent and securing the Secured Obligations, subject (with respect to certain Collateral as provided therein) to the Liens created by the First Lien Security Agreement.~~

~~“First Lien Aircraft Security Agreement” means the Aircraft Security Agreement executed by Bristow U.S. LLC, in favor of the Existing Collateral Agent, securing the Existing Senior Secured Notes and covering certain Aircraft registered in the United States.~~

~~“First Lien Security Agreement” means the Security Agreement executed by the parties thereto, in favor of the Existing Collateral Agent.~~

“Fiscal Quarter” shall mean any fiscal quarter of the Borrower.

“Fiscal Year” shall mean any fiscal year of the Borrower.

“Foreign Lender” shall mean any Lender that is not a United States person under Section 7701(a)(30) of the Code.

“Foreign Security Documents” shall mean, collectively, the Canada Aircraft Security Agreement, the Netherlands Security Documents, the English Security Documents, the Cayman Security Documents and the Panama Security Documents.

“Foreign Subsidiary” shall mean (i) any Subsidiary that is organized under the laws of a jurisdiction other than one of the fifty states of the United States or the District of Columbia and (ii) any Subsidiary of a Foreign Subsidiary described in clause (i), whether or not such Subsidiary is organized under the laws of one of the fifty states of the United States or the District of Columbia.

“GAAP” shall mean generally accepted accounting principles in the United States applied on a consistent basis and subject to the terms of Section 1.3.

“Governmental Authority” shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee” of or by any Person (the “guarantor”) shall mean any Contractual Obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly and including any obligation, direct or indirect, of the guarantor (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or (iv) as an account party in respect of any letter of credit or letter of guaranty issued in support of such Indebtedness; provided, that the term “Guarantee” shall not include endorsements for collection or deposits in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated

or determinable amount of the primary obligation in respect of which Guarantee is made or, if not so stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith. The term “Guarantee” used as a verb has a corresponding meaning.

“Guarantor” shall mean (x) each Person party hereto on the Effective Date and listed on Schedule I and (y) each other Person that shall have become a Guarantor pursuant to Section 5.10(a), in each case until released in accordance with the Facility Guarantee or the other Loan Documents.

“Hazardous Materials” shall have the meaning assigned to that term in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Acts of 1986, and shall also include petroleum, including crude oil or any fraction thereof, or any other substance defined as “hazardous” or “toxic” or words with similar meaning and effect under any Environmental Law applicable to the Borrower or any of its Subsidiaries.

“Hedging Obligations” of any Person shall mean any and all net obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired under (i) any and all Hedging Transactions, and (ii) any and all renewals, extensions and modifications of any Hedging Transactions and any and all substitutions for any Hedging Transactions.

“Hedging Transaction” of any Person shall mean any interest rate or foreign currency transaction (including an agreement with respect thereto) now existing or hereafter entered into by such Person that is a rate swap, basis swap, forward rate transaction, commodity swap, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collateral transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

“Holdings” shall have the meaning in the introductory paragraph hereof.

“Indebtedness” of any Person shall mean, without duplication (i) obligations of such Person for borrowed money, (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations of such Person in respect of the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business on terms customary in the trade) that are treated as debt in accordance with GAAP; (iv) obligations of such Person under any conditional sale or other title retention agreement(s) relating to property acquired by such Person, (v) all Capital Lease Obligations for borrowed money of such Person treated as debt in accordance with GAAP, (vi) all obligations, contingent or otherwise, of such Person in respect of letters of credit, bank guarantees, acceptances or similar extensions of credit, (vii) Guarantees of such Person of the type of Indebtedness described in clauses (i) through (vi) above, (viii) Indebtedness of a third party secured by any Lien on property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (ix) Disqualified Stock of such Person, (x) Off-Balance Sheet Liabilities and (xi) all Hedging Obligations.

“Indemnified Taxes” shall mean Taxes other than Excluded Taxes.

“Insignificant Subsidiary” shall mean any Subsidiary which has total assets or total revenues (on a consolidated basis with its Subsidiaries) of not more than 1% of the total assets or total revenues, as applicable, of the Borrower (on a consolidated basis with the Borrower’s Subsidiaries); provided, that the total assets and total revenues of all Subsidiaries that are so designated, as reflected on the Borrower’s most recent consolidating balance sheet prepared in accordance with GAAP, may not in the aggregate at any time exceed 5% of the total assets or total revenues, as applicable, of the Borrower (on a consolidated basis with the Borrower’s Subsidiaries).

~~“Intercreditor Agreement” shall mean a junior lien intercreditor agreement (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time) substantially in the form of Exhibit C to the Collateral Agency Agreement, with such changes thereto as agreed by the parties thereto.~~

“Interest Period” shall mean with respect to any Eurodollar Rate Borrowing a period of one, two, three or six months; provided, that:

(i)    the initial Interest Period for such Borrowing shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of another Type), and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

(ii)    if any Interest Period would otherwise end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(iii)    any Interest Period which begins on the last Business Day of a calendar month or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last Business Day of such calendar month; and

(iv)     no Interest Period may extend beyond the Maturity Date.

“International Interest” shall mean an “international interest” as defined in the Treaty.

“International Registry” means the International Registry of Mobile Assets maintained under the ~~Cape Town~~ Convention and the Aircraft Protocol adopted on November 16, 2001, at Cape Town, South Africa or their successors for the recordation of interests therein.

“Investment” shall have the meaning assigned to such term in Section 7.4.

“ITAR-Controlled Collateral” shall mean collateral which is subject to the International Traffic in Arms Regulations by virtue of being listed on the United States Munitions List.

“Jurisdiction of Registration” means the jurisdiction in which the applicable Aircraft Collateral is registered as of the relevant date of determination.

“Lease” means any agreement, whether written or oral, no matter how styled or structured, pursuant to which a Loan Party is entitled to the use or occupancy of any space in a structure, land, improvements or premises for any period of time.

“Legal Reservations” means:

(a)

the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to bankruptcy, insolvency, liquidation, reorganisation, court schemes, moratoria and other laws generally affecting the rights of creditors;

(b)	the principle that additional interest imposed pursuant to any relevant agreement may be held to be unenforceable on the grounds that it is a penalty;

(c)	the accessory nature of certain security interests;

(d)

the principle that the creation or purported creation of security over any contract or agreement which is subject to a prohibition on transfer, assignment or charging may be void, ineffective or invalid and may give rise to a breach of contract or agreement over which security has purportedly been created;

(e)	similar principles, rights and defences under the laws of the jurisdiction of its organization or incorporation of a Loan Party;

(f)	regardless of whether security is expressed to have a particular ranking or type, it may as a matter of law, take effect in a manner other than as so expressed; and

(g)	any other matters which are set out as qualifications or reservations as to matters of law in any legal opinion delivered pursuant to or in connection with this Agreement.

“Lender Insolvency Event” shall mean that (i) a Lender or its Parent Company admits in writing its inability to pay its debts as they become due, or (ii) a Lender or its Parent Company is the subject of a bankruptcy, insolvency, reorganization, liquidation or similar proceeding, or a receiver, trustee, conservator, custodian or the like has been appointed for such Lender or its Parent Company, under the Bankruptcy Code, or such Lender or its Parent Company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment, or (iii) a Lender or its Parent Company has been adjudicated as, or determined by any Governmental Authority having regulatory authority over such Person or its assets to be, insolvent; provided that, for the avoidance of doubt, a Lender Insolvency Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any equity interest in or control of a Lender or a Parent Company thereof by a Governmental Authority or an instrumentality thereof.

“Lenders” shall have the meaning assigned to such term in the opening paragraph of this Agreement.

“Leonardo Aircraft” means Aircraft 92007, Aircraft 92008, Aircraft 92009 and Aircraft 92010.

“Leonardo Aircraft Subleases” shall mean the subleases from BALL to Bristow Helicopters Limited with respect to the Leonardo Aircraft.

“Lien” shall mean any mortgage, pledge, security interest, lien (statutory or otherwise), charge, encumbrance, hypothecation, assignment, deposit arrangement, or other arrangement having the practical effect of the foregoing or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having the same economic effect as any of the foregoing) intended to assure or support payment or performance of any obligation.

“LMWL” means Leonardo MW Ltd., a company incorporated in England and Wales (registration number 02426132), whose registered office is at Sigma House, Christopher Martin Road, Basildon, Essex, SS14 3EL, England.

“Loan Documents” shall mean, collectively, this Agreement, the Term Notes (if any), the Fee Letter, the Security Documents, the ~~DIP Intercreditor Agreements, the Intercreditor Agreement, the~~ Assurance Letter, all Notices of Conversion/Continuation, all Compliance Certificates, all landlord waivers and consents, bailee agreements and any and all other instruments, and agreements, executed in connection with any of the foregoing.

“Loan Party” shall mean, collectively or individually, the Borrower and the Guarantors as the context requires.

“Maintenance Program” shall have the meaning ascribed to it in the Aircraft Security Agreement.

“Material Adverse Effect” shall mean, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singularly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences whether or not related, (i) a material adverse change in, or a material adverse effect on the business, assets, liabilities (actual or contingent), operations, or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole ~~(other than as customarily resulting from the events leading up to commencement of a proceeding under chapter 11 of the Bankruptcy Code)~~, or (ii) a material impairment on the ability of the Borrower, or of the Guarantors taken as a whole, to perform their obligations under the Loan Documents or consummate the transactions described herein ~~(other than, with respect to any Debtor as customarily resulting from the events leading up to commencement of a proceeding under chapter 11 of the Bankruptcy Code)~~ or (iii) a material adverse effect on the rights of or remedies available to the Administrative Agent or any Lender under any Loan Document ~~(other than, with respect to any Debtor, as customarily resulting from the events leading up to commencement of a proceeding under chapter 11 of the Bankruptcy Code)~~.

“Material Contract” means, each contract to which any of the Borrower or any of its Subsidiaries is party, the loss or termination of which could reasonably be expected to result in a Material Adverse Effect. For the avoidance of doubt, the U.K. SAR Contract shall be deemed a “Material Contract” hereunder.

“Maturity Date” shall mean the earlier of (i) May 10, 2022 and (ii) the date on which the principal amount of all outstanding Term Loans have been declared or automatically have become due and payable (whether by acceleration or otherwise).

“Moody’s” shall mean Moody’s Investors Service, Inc.

“Multiemployer Plan” shall have the meaning set forth in Section 4001(a)(3) of ERISA.

“Net Proceeds” shall mean the cash proceeds received in respect of (i) a sale or disposition of assets (other than sales or dispositions in the ordinary course of business or of property (other than any Airbus H225/Eurocopter EC225 helicopter) no longer used or useful in the business of Holdings or its Subsidiaries), (ii) a Casualty, (iii) an issuance of Indebtedness for money borrowed, or (iv) the issuance of Capital Stock (other than the Specified Aircraft Investments), in each case net of any Indebtedness secured by a Lien that is senior in priority to the Liens securing the Obligations on such assets, commissions and fees and other reasonable and customary transaction costs, reserves and expenses properly attributable to such transaction and payable by Borrower or its Subsidiary in connection therewith; provided, that with respect to any disposition of assets made after the Amendment No.  ~~3~~5 Effective Date, no such cash proceeds shall constitute “Net Proceeds” unless in excess of $2,000,000 in the aggregate for all such asset dispositions made after the Amendment No. 5 Effective Date, and then only such aggregate amounts in excess of $2,000,000 shall constitute “Net Proceeds”.

“Netherlands Loan Party” means a Loan Party incorporated or established under the laws of the Netherlands.

“Netherlands Security Documents” means the Netherlands Share Pledge and any other Security Documents governed by the laws of the Netherlands (in each case, as amended, supplemented, restated or otherwise modified from time to time).

“Netherlands Share Pledge” means the Netherlands law governed share pledge between BL Scotia LP as pledgor, the Administrative Agent as pledgee and BL Holdings B.V. as the company.

“Notice of Conversion/Continuation” shall mean the notice given by the Borrower to the Administrative Agent in respect of the conversion or continuation of an outstanding Borrowing as provided in Section 2.4(b).

“Notice of Term Loan Borrowing” shall have the meaning given to such term in Section 2.2.

“Obligations” shall mean all amounts owing by the Loan Parties to the Administrative Agent or any Lender pursuant to or in connection with this Agreement or any other Loan Document, including without limitation, all principal, interest (including any interest accruing after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), all reimbursement obligations, fees, expenses, indemnification and reimbursement payments, costs and expenses including all fees and expenses of counsel to the Administrative Agent and any Lender incurred pursuant to this Agreement or any other Loan Document, together with all renewals, extensions, modifications or refinancings of any of the foregoing.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Off-Balance Sheet Liabilities” of any Person shall mean (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (ii) any Operating Lease, (iii) any Synthetic Lease Obligation or (iv) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person. For the purposes of clause (ii) of this definition, the liabilities of the Borrower, as of any date, under Operating Leases shall equal the PV of Operating Leases.

“OID” shall have the meaning given to such term in Section 2.1.

“Operating Lease” shall mean each lease that is treated as an “operating lease” by the lessee pursuant to Accounting Standards Codification 840, as amended through the date hereof, including, for the avoidance of doubt, any liability of such Person under any sale and leaseback transactions that do not create a liability on the balance sheet of such Person.

“Other Taxes” shall mean any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

“Owner” shall mean, in respect of an Aircraft, Airframe or Engine as applicable, the Owner of such Aircraft, Airframe or Engine as shown in the Aircraft Collateral Schedule.

“Panama Security Documents” means the registered Deed containing the pledge agreement entered into between Bristow Holdings Company LTD. III~~.~~, Bristow U.S. Holdings LLC (each in their capacity as limited partner of Bristow International Panama S. de ~~R.L.~~RL) as pledgors, the Administrative Agent as pledgee, and Bristow International Panama S. de ~~R.L~~RL (as amended, supplemented, restated or otherwise modified from time to time).

“Parallel Debt” shall have the meaning given to such term in Section 9.9.

“Parent Company” shall mean, with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the shares of such Lender.

“Participant” shall have the meaning given to such term in Section 10.4(d).

“Participant Register” shall have the meaning given to such term in Section 10.4(e).

“Payment Office” shall mean the office of the Administrative Agent located at 140 Sherman Street, 4th Floor, Fairfield, Connecticut 06824, or such other office or such account maintained by or on behalf of the Administrative Agent as to which the Administrative Agent shall have given written notice to the Borrower and the other Lenders.

“PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA, and any successor entity performing similar functions.

~~“Pension Scheme Cap” shall mean GBP10,000,000; provided, that (x) if (i) the Term Loans (as defined in the DIP Credit Agreement as in effect on the date hereof) are converted into equity in accordance with Section 2.20 of the DIP Credit Agreement (as in effect as of the date hereof) and (ii) the Indebtedness incurred hereunder (and any Indebtedness incurred to refinance such obligations) is not guaranteed by Bristow Helicopter Group Limited, the Pension Scheme Cap shall be zero and (y) if (i) the Term Loans (as defined in the DIP Credit Agreement as in effect on the date hereof) are converted into equity in accordance with Section 2.20 of the DIP Credit Agreement (as in effect as of the date hereof) and (ii) the Indebtedness incurred hereunder (and any Indebtedness incurred to refinance such obligations) is guaranteed by Bristow Helicopter Group Limited, the Pension Scheme Cap shall be GBP3,333,333.~~

~~“Pension Scheme Escrow Account” shall mean an escrow account subject to a Pension Scheme Escrow Agreement containing an amount of cash and cash equivalents with a value not to exceed the Pension Scheme Cap in the aggregate at any time, which account may be accessed solely by the Trustee of the Bristow Staff Pension Scheme solely to satisfy unfunded pension obligations under the Bristow Staff Pension Scheme or for such other purposes set forth in the Pension Scheme Escrow Agreement.~~

~~“Pension Scheme Escrow Agreement” shall mean an escrow agreement or other documentation governing a Pension Scheme Escrow Account, in each case, that is in a form satisfactory to the Required Lenders and which shall provide, without limitation, that the Pension Scheme Escrow Account shall terminate automatically upon the Plan Effective Date if the Pension Scheme Cap is zero at such time.~~

“Perfection Certificate” shall have the meaning assigned to such term in the ~~First and Second Lien~~U.S. Security Agreement.

“Perfection Requirements” means the making or the procuring of the appropriate registrations, recordings, delivery filings, endorsements, notarisation, stamping (including the payment of stamp duty) and/or notifications of the Security Documents and/or the Liens created thereunder in order to perfect the Liens or to achieve the relevant priority of the Liens (it being acknowledged and agreed that no Control Agreements shall be required with respect to De Minimis Accounts).

“Permitted Asset Sales” shall mean any sales or other dispositions of assets (other than ~~(i) sales or other dispositions of Collateral or (ii)~~ sales or other dispositions of Specified Aircraft (other than in connection with a Specified Aircraft Financing or the Specified Aircraft Transactions)) by Holdings or any of its Subsidiaries, whether or not in the ordinary course of business; provided that ~~unless otherwise agreed by the Required Lenders, the aggregate consideration for all such sales or other dispositions received by Holdings or any of its Subsidiaries shall not exceed $20,000,000 during the term of this Agreement~~at the time of such  sale or disposition, no Default or Event of Default shall exist or would result therefrom and either (x)  (i) such sale or disposition shall be for fair market value and (ii) at least 75% of the consideration received in the sale or disposition by Holdings or such Subsidiary is in the form of cash and cash equivalents; provided, further that the foregoing ~~cap~~limitations shall be inapplicable to any consideration received by a Loan Party in connection with the Specified Aircraft Transactions~~.~~; provided, further, that for the purposes of clause (ii), (A) any securities received by Holdings or any of its Subsidiaries from such transferee that are converted by

Holdings or such Subsidiary into cash (to the extent of the cash received) within 180 days following the closing of the applicable Permitted Asset Sale and (B) any Designated Non-Cash Consideration received in respect of such Permitted Asset Sale having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (B) that is at that time outstanding, not in excess of $12,500,000 at the time of the receipt of such Designated Non-Cash Consideration, with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall in each case be deemed to be cash or (y) the aggregate consideration received by Holdings or any of its Subsidiaries for all such dispositions pursuant to this clause (y) does not exceed $10,000,000 during the term of this Agreement.

“Permitted Collateral Liens” means:

(1)    statutory Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen, employees, pension plan administrators or other like Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith or Liens relating to attorney’s liens or bankers’ liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depositary institution and Liens related to salvage or similar rights of insurers under insurance policies maintained by the Borrower;

(2)    Liens for taxes or assessments or governmental charges or levies (i) that are not yet delinquent, or which can thereafter be paid without penalty, in each case such that the Lien cannot be enforced or (ii) which are being contested in good faith by appropriate proceedings and for which reserves have been provided in conformity with GAAP;

(3)    Liens arising by reason of any judgment, decree or order of any court so long as such Lien is adequately bonded and any appropriate legal proceedings that may have been duly initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

(4)    Liens to secure the performance of tenders, bids, statutory obligations, surety or appeal bonds, government contracts, leases, workers compensation obligations, performance bonds, insurance obligation or other obligations of a like nature incurred in the ordinary course of business;

(5)    Liens incurred in the ordinary course of business of Holdings and its Subsidiaries arising from aircraft leasing or chartering, which in each case were not incurred or created to secure the payment of Indebtedness or are precautionary;

(6)    (i) Liens (other than Liens described in clause (ii) below) created under maintenance contracts in favor of maintenance contract providers and (ii) Liens consisting of the maintenance contracts insofar as such contracts involve the interchange of engines, rotor blades, rotor components and parts and the arrangements thereunder to the extent such arrangements are deemed to constitute contracts of sale on the International Registry; and

(7)     any “Aircraft Permitted Lien,” as such term is defined in the Aircraft Security Agreement.

“Permitted Investments” shall mean:

(i)    direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof;

(ii)    commercial paper having the highest rating, at the time of acquisition thereof, of S&P or Moody’s and in either case maturing within six months from the date of acquisition thereof;

(iii)    certificates of deposit, bankers’ acceptances, time deposits and similar bank debt instruments maturing within 180 days of the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any commercial bank which has a combined capital and surplus and undivided profits of not less than $500,000,000;

(iv)    fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (i) above and entered into with a financial institution satisfying the criteria described in clause (iii) above; and

(v)    money market mutual funds investing primarily in any one or more of the Permitted Investments described in clauses (i) through (iv) above.

“ Permitted Holder” means each of (i)   Solus Alternative Asset Management, LP, South Dakota Investment Council, Empyrean Capital Partners, LP, Bain Capital, LP, Cove Key Management LP, Mill Hill Capital, LLC, Oak Hill Capital Management, LLC, Highbridge Capital Management, LLC, Whitebox Advisors, LLC, DW Partners, LP and Blackrock, Inc., or any of their Affiliates (other than any Affiliate that is an operating company) and (ii) any funds or managed accounts advised or managed by any of the entities listed in the preceding clause (i).

“Permitted Liens” shall mean:

(i)     Liens securing the Obligations created pursuant to the Security Documents;

(ii)    ~~(A)~~ Liens (other than on Collateral) securing the Existing Financings ~~and (B) Liens securing the Existing Senior Secured Notes~~, and any subsequent substitutions or replacements of collateral thereunder required under the respective terms of the Existing Financings ~~or the Existing Senior Secured Notes, as applicable;~~

(iii)     Liens in favor of the Borrower or any other Loan Party;

(iv)    any Lien existing on any asset or Capital Stock of any Person at the time such Person becomes a Subsidiary of the Borrower; provided, that any such Lien was not created in the contemplation thereof and any such Lien does not extend to any other property or asset owned by the Borrower or any of its Subsidiaries;

(v)    Liens on any property or asset existing at the time of its acquisition by the Borrower or any Subsidiary of the Borrower, provided that such Liens were not created or incurred in connection with, or in contemplation of, such acquisition and do not extend to any other property or asset;

(vi)    Liens to secure the performance of statutory obligations, surety or appeal bonds, bid or performance bonds, insurance obligations or other obligations of a like nature incurred in the ordinary course of business;

(vii)     Liens securing Hedging Obligations incurred in accordance with Section 7.1;

(viii)     Liens existing on the Amendment No. 5 Effective Date and set forth on Schedule 7.2;

(ix)    Liens associated with any interest or title of a lessor under a Capital Lease Obligation or an operating lease to the extent such Indebtedness is permitted under the terms hereunder;

(x)    Liens arising by reason of deposits necessary to obtain standby letters of credit and bank guarantees in the ordinary course of business;

(xi)    Liens on real or personal property or assets of the Borrower or a Subsidiary securing Indebtedness incurred for the purpose of financing all or any part of the purchase price of such property or assets or financing all or any part of the construction or improvement of any such property or assets (and including any Permitted Refinancing Indebtedness in respect thereof), provided that such lien shall attach at the time of or within 180 days after the later of (x) such acquisition, (y) completion of such construction or improvement or (z) commercial operation of such property or other asset and such Lien shall not extend to any other property or assets of the Borrower and its Subsidiaries (other than associated accounts, contracts and insurance proceeds, proceeds thereof, accessions thereto, upgrades thereof and improvements thereto); provided, further, that the preceding clauses (x) and (y) shall not apply to Permitted Refinancing Indebtedness;

(xii)    ~~[intentionally omitted]~~Liens (other than on Collateral) securing Indebtedness incurred in accordance with Section 7.1(l);

(xiii)    ~~[intentionally omitted]~~Liens on Specified Aircraft and customary related assets for equipment financings securing Specified Aircraft Financings;

(xiv)     [intentionally omitted];

(xv)     [intentionally omitted];

(xvi)     [intentionally omitted];

(xvii)    Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security obligations;

(xviii)    Liens, deposits or pledges to secure the performance of bids, tenders, trade contracts, leases, or other similar obligations, in each case in the ordinary course of business;

(xix)    judgment and attachment liens that do not constitute an Event of Default under clause (l) of Article VIII and notices of lis pendens and associated rights related to litigation being contested in good faith by appropriate proceedings and for which reserves have been made in accordance with GAAP;

(xx)    survey exceptions, encumbrances, easements or reservations of, or rights of other for, rights of way, zoning or other restrictions as to the use of properties, and defects in title which, in the case of any of the foregoing, were not incurred or created to secure the payment of Indebtedness, and which in the aggregate do not materially adversely affect the value of such properties or materially impair the use for the purposes of which such properties are held by any Loan Party;

(xxi)    Liens in favor of collecting or payor banks having a right of setoff, revocation, refund or chargeback with respect to money or instruments of the Borrower or any Subsidiary thereof on deposit with or in possession of such bank;

(xxii)    any Lien or right of set-off in favor of Dutch banks arising from their general terms and conditions or the Dutch general banking conditions (algemene bankvoorwaarden);

(xxiii)    any liability in the form of a declaration of joint and several liability (hoofdelijke aansprakelijkheid) pursuant to Section 2:403 Dutch Civil Code (and any residual liability arising pursuant to Section 2:404(2) Dutch Civil Code);

(xxiv)    Liens representing any interest or title of a licensor, lessor or sublicensor or sublessor, or a licensee, lessee or sublicensee or sublessee, in the property subject to any lease, license or sublicense permitted by this Agreement (other than any property that is the subject of a sale and leaseback transactions); and

(xxv)     Permitted Collateral Liens~~;~~.

~~(xxvi)    Liens (a) on the assets of Loan Parties that are Debtors or (b) on the Collateral of the Loan Parties that are not Debtors, in each case, created pursuant to the Security Documents (as defined in the DIP Credit Agreement) or the DIP Order (as in effect on August 26, 2019) securing the obligations outstanding under the DIP Credit Agreement or in respect of adequate protection; provided that such Liens on the DIP Junior Priority Collateral shall be subject to the DIP Intercreditor Agreement;~~

~~(xxvii)    in the event the Borrower causes its Subsidiaries party thereto to terminate the ABL Facility, Liens on up to $15,000,000 of cash collateral securing letters of credit outstanding under the ABL Facility; and~~

~~(xxviii)    Liens on any Pension Scheme Escrow Account to secure the obligations under any Guarantee permitted by Section 7.4(a)(2) hereof; provided, such Liens shall terminate automatically upon the Plan Effective Date if the Pension Scheme Cap is zero at such time.~~

“Permitted Refinancing Indebtedness” shall mean any Indebtedness of the Borrower or any Subsidiary issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund other Indebtedness of the Borrower or any Subsidiary (the “Refinanced Indebtedness”), provided that (i) the aggregate principal amount of such new Indebtedness does not exceed the aggregate principal amount of the Refinanced Indebtedness (plus the amount of interest accrued on the Refinanced Indebtedness and the amount of all premium, if any, payable in connection therewith and fees and reasonable expenses incurred in connection therewith), (ii) such new Indebtedness has a Weighted Average Life to Maturity at the time such Indebtedness is incurred that is equal to or greater than the Weighted Average Life to Maturity of the Refinanced Indebtedness at the time such new Indebtedness is incurred, (iii) if the Refinanced Indebtedness is subordinated in right of payment to the Term

Loans, such new Indebtedness shall also be subordinated in right of payment to the Term Loans on terms at least as favorable, taken as a whole, to the Lenders as those contained in the documentation executed in connection with the Refinanced Indebtedness, and (iv) such new Indebtedness is not incurred by a non-Loan Party if a Loan Party is the obligor on the Refinanced Indebtedness; provided, however, that whether or not the Refinanced Indebtedness was guaranteed, if such new Indebtedness is incurred by a Loan Party, any Loan Party may guarantee such new Indebtedness; provided further, that if such new Indebtedness is subordinated to the Term Loans, any guarantees of such new Indebtedness by a Loan Party shall be subordinated to such Loan Party’s Obligations or Facility Guarantee, as applicable, to at least the same extent.

“Person” shall mean any individual, partnership, firm, corporation, association, joint venture, exempted company, limited liability company, trust or other entity, or any Governmental Authority.

“Petition Date” means May 11, 2019~~, the date the Debtors filed a voluntary petition with the Bankruptcy Court initiating the Cases~~.

“Plan” shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

~~“Plan Effective Date” means the effective date of a Reorganization Plan in the Cases.~~

“Pledged Aircraft” shall mean, collectively, the Pledged Aircraft and Aircraft-Related Collateral as each such term is defined in the applicable Aircraft Security Agreement (as amended, supplemented, restated or otherwise modified from time to time).

~~“Prepetition Debt” means, collectively, the Indebtedness of each Debtor outstanding and unpaid on the Petition Date, other than the Obligations.~~

“Post- Closing Aircraft Liens Perfection Date” means (i) with respect to Aircraft Collateral that is registered in Norway, Australia, United Kingdom or Canada, 90 days after the Amendment No. 5 Effective Date, and (ii) with respect to any Aircraft Collateral that is registered in Nigeria, 180 days after the Amendment No. 5 Effective Date.

“Principal Obligations” shall have the meaning given to such term in Section 9.9.

“Pro Rata Share” shall mean with respect any Lender at any time, a percentage, the numerator of which shall be such Lender’s Term Loans at such time, and the denominator of which shall be the aggregate principal amount of all the Term Loans outstanding at such time.

“Projections” shall mean the financial projections and any forward-looking statements of the Loan Parties and their Subsidiaries furnished to the Lenders or the Administrative Agent by or on behalf of the Borrower and its Subsidiaries prior to the Amendment No. 5 Effective Date~~, including the Semi-Annual Cash Flow Forecast~~.

“Prospective International Interest” shall mean a “prospective international interest” as defined in the Treaty.

“ Protocol” shall mean the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment, adopted contemporaneously and as part of the Convention.

“PV of Operating Leases” shall mean the present value of the obligation of the lessee for net rental payments during the remaining term of all Operating Leases calculated using a discount rate imputed from the Borrower’s total interest expense for the most recently completed Fiscal Year, as set forth in the consolidated statement of income contained in the annual audit report of the Borrower for such Fiscal Year, less the effect of interest income and adding back capitalized interest, and the Average Debt of the Borrower as of such date.

“Regulation D” shall mean Regulation D of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time, and any successor regulations.

“Related Parties” shall mean, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Release” shall mean any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or within any building, structure, facility or fixture.

“Reorganization Plan” means ~~a plan of reorganization in the Cases of the Debtors.~~the Amended Joint Chapter 11 Plan of Reorganization of Bristow Group Inc. and its Debtor Affiliates, as Further Modified dated as of September 30, 2019 [Docket No. 742] (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof).

“Required Lenders” shall mean, at any time, Lenders holding more than 66 2/3% of the aggregate outstanding Term Loans at such time; provided that at any time that there are two or more unaffiliated Lenders (with funds or other similar investment vehicles that are affiliates of each other being deemed to be a single Lender for purposes of this definition), Required Lenders shall include at least two unaffiliated Lenders.

“ Required Mandatory Prepayment Date” shall have the meaning given to such term in Section 2.8(d).

“Requirement of Law” for any Person shall mean the articles or certificate of incorporation, bylaws, partnership certificate and agreement, or limited liability company certificate of organization and agreement, as the case may be, and other organizational and governing documents of such Person, and any law, treaty, rule or regulation, or determination of a Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” shall mean any of the director, president, the chief executive officer, the chief operating officer, the chief financial officer, the treasurer, the controller or a vice president of the Borrower or such other representative of the Borrower as may be designated in writing by any one of the foregoing with the consent of the Administrative Agent; and, with respect to the financial covenants only, the chief financial officer or the treasurer of the Borrower.

“Restricted Payment” shall have the meaning given to such term in Section 7.5.

~~“Restructuring Support Agreement” means that certain Second Amended and Restated Restructuring Support Agreement, dated as of July 24, 2019 by and among Holdings, the guarantors of the Existing Senior Secured Notes and the Supporting Noteholders (as defined in the Restructuring Support Agreement), including the exhibits, schedules and other attachments thereto (as amended, supplemented or otherwise modified from time to time in accordance with its terms).~~

“S&P” shall mean S&P Global Ratings, a business of S&P Global Inc.

“Sanction” means any economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the government of United States of America (including without limitation, OFAC or the U.S. State Department), the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“Sanctioned Country” means, at any time, a country, region or territory that is, or whose government is, the subject or target of any Sanction that broadly prohibits trade or investment with that country, region or territory.

“Sanctioned Person” means (a) a Person named on the list of “Specially Designated Nationals and Blocked Persons” maintained by OFAC available at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx, or as otherwise published from time to time, (b) a Person named on the Sanctioned Entities List maintained by the U.S. Department of State available at http://www.state.gov, or as otherwise published from time to time, (c) a Person named on the lists maintained by the United Nations Security Council available at http://www.un.org/sc/committees/list_compend.shtml, or as otherwise published from time to time, (d) a Person named on the lists maintained by the European Union available at http://eeas.europa.eu/cfsp/sanctions/consol-list_en.htm, or as otherwise published from time to time, (e) a Person named on the lists maintained by Her Majesty’s Treasury available at http://www.hm-treasury.gov.uk/fin_sanctions_index.htm, or as otherwise published from time to time, (f) any Person physically located, organized or resident in a Sanctioned Country or (g) any Person controlled by any such Person, to the extent that applicable Sanctions prohibit transactions with such controlled Person.

“SAR Addendum” means the addendum attached hereto as Schedule III.

~~“Second Lien Aircraft Security Agreement” means an agreement, substantially in the form of the First Lien Aircraft Security Agreement, executed by Bristow U.S. LLC, covering the U.S.-registered aircraft now covered by the First Lien Aircraft Security Agreement, in favor of the Administrative Agent and securing the Secured Obligations, subject to the Liens created by the First Lien Aircraft Security Agreement.~~

~~“Secured Notes Tender Offer” means a cash tender offer by Holdings for its outstanding Existing Senior Secured Notes; provided, that (x) such tender shall be made at par (plus pre- and post-petition accrued interest to the settlement date on the amount purchased (the “Purchased Amount”) and any other accrued amounts with respect to the Purchased Amount, but excluding any payment of make-whole or other premiums (the amounts described in this~~

~~parenthetical,  the “Additional Amounts”)), (y) the principal amount of Existing Senior Secured Notes that shall be tendered for (and that Holdings shall accept for payment) shall be equal to $75,000,000 minus the Additional Amounts, and (z) such tender offer shall be made pursuant to a customary offer to purchase made to all holders of Existing Senior Secured Notes through the facilities of the Depository Trust Company and held open for at least 20 Business Days with settlement promptly following the final expiration date.~~

“Secured Obligations” means the Obligations.

“Secured Parties” shall mean, collectively, the Administrative Agent and the Lenders.

~~“Security Agreements” means the First Lien Aircraft Security Agreement, the Second Lien Aircraft Security Agreement and the First and Second Lien Security Agreement.~~

“Security Documents” shall mean, collectively, the U.S. Security Agreements, the Foreign Security Documents and all other instruments and agreements now or hereafter securing the whole or any part of the Obligations or any Guarantee thereof, all UCC financing statements, fixture filings, Control Agreements, stock powers, and all other documents, instruments, agreements and certificates executed and delivered by any Loan Party to the Administrative Agent and the Lenders in connection with the foregoing.

~~“Semi-Annual Cash Flow Forecast” means a Cash Flow Forecast for the succeeding 26 calendar weeks. As used herein, “Semi-Annual Cash Flow Forecast” shall initially refer to the projections most recently delivered on or prior to the Effective Date and, thereafter, the most recent Cash Flow Forecast that is reasonably satisfactory to the Lenders delivered by the Borrower in accordance with Section 5.1(g).~~

~~“Shared Collateral” shall mean the “Shared Collateral” as defined in the Intercreditor Agreement.~~

“Significant Subsidiary” shall mean any Subsidiary of the Borrower that is not an Insignificant Subsidiary.

“Specified Aircraft” shall mean Aircraft 92007, Aircraft 92008, Aircraft 92009, Aircraft 92010, Aircraft 92001, and Aircraft 92006.

“ Specified Aircraft Financings” shall mean Indebtedness incurred pursuant to Section 7.1(m).

“Specified Aircraft Investments” shall mean Investments in a Specified Aircraft SPV that is not a Loan Party in the form of an Investment made to such Specified Aircraft SPV for the purpose of acquiring Specified Aircraft in an amount not to exceed the purchase price therefor or a contribution of the Specified Aircraft to a Specified Aircraft SPV.

“Specified Aircraft Leases” means (i) the helicopter lease contract dated 30 January 2018 between LMWL and BALL in relation to Aircraft 92007; (ii) the helicopter lease contract dated 30 January 2018 between LMWL and BALL in relation to Aircraft 92008; (iii) the helicopter lease contract dated 16 May 2018 between LMWL and BALL in relation to Aircraft 92009; and (iv) the helicopter lease contract entered into in July 2018 between LMWL and BALL in relation to Aircraft 92010.

“Specified Aircraft SPV” shall mean, one or more newly-formed indirect Subsidiaries of Holdings domiciled or incorporated (as applicable) in the United Kingdom or the Cayman Islands formed for the sole purpose of acquiring and holding the Specified Aircraft Leases and the Specified Aircraft in connection with the Specified Aircraft Transactions, has no other material assets or liabilities other than the Specified Aircraft Leases (prior to the acquisition of the applicable Specified Aircraft) or in connection with Specified Aircraft Investments and engages in no business activities other than owning Specified Aircraft and entering into leases or other agreements or arrangements which grant to the Borrower or any of its Subsidiaries the right to use Specified Aircraft in accordance with Section 7.7 and in connection with the U.K. SAR Contract.

“Specified Aircraft Transactions” shall mean, (i)(A) the assignment from BALL to BALL SPV of the Specified Aircraft Leases and the Leonardo Aircraft Subleases; (B) the assignment from BALL to BALL SPV of the Framework Agreement, related purchase contracts, the Corrosion Settlement Agreement and related settlement agreement, to the extent relating to the Leonardo Aircraft; (C) the assumption of BALL’s obligations by BALL SPV under the foregoing agreements to the extent relating to the Leonardo Aircraft; and (D) the acquisition by BALL SPV of the Leonardo Aircraft; and (ii) (A) the conveyance of the Specified BriLog Aircraft from BriLog to BriLog SPV per warranty bills of sale and in accordance with a contribution agreement; (B) the assignment by BriLog to BriLog SPV of the BriLog Aircraft Leases; (C) the assignment from BriLog to BriLog SPV of the Framework Agreement, related purchase contracts, the Corrosion Settlement Agreement and related settlement agreement, to the extent relating to the Specified BriLog Aircraft; and (D) the assumption of BriLog’s obligations by BriLog SPV under the foregoing agreements to the extent relating to the Specified BriLog Aircraft, in each case, to the extent occurring prior to the Amendment No. 5 Effective Date.

“Specified BriLog Aircraft” means Aircraft 92001 and Aircraft 92006.

~~“Specified Foreign Subsidiaries” shall mean those Foreign Subsidiaries of the Borrower set forth on Schedule 7.12.~~

“Specified Subsidiaries” shall mean each of BL Holdings B.V., Bristow U.S. Holdings LLC, Bristow Canada Holdings Inc., Bristow (UK) LLP, Bristow Holdings Company Ltd., Bristow Holdings Company Ltd. III, Bristow Cayman Ltd., BL Holdings II CV ~~and~~, BL Scotia LP, Bristow Helicopter Group Limited, Bristow International Panama S. de RL, Bristow Aviation Holdings Limited and Bristow Worldwide LP.

“Subsidiary” shall mean, with respect to any person (the “parent”) at any time, any corporation, partnership, joint venture, limited liability company, trust, association or other at any time of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power, or in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent, together with any other corporation, partnership, joint venture, limited liability company, trust, association or other entity (other than, except in the context of the items set forth in the Section 5.1 herein, a SPV) the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date. Unless otherwise specified, “Subsidiary” means a Subsidiary of Holdings.

“Substitution Closing Conditions” shall mean the delivery by the Borrower or applicable Guarantor to the Administrative Agent of any supplements to existing aircraft security agreements or new aircraft security agreements, related certificates and opinions in respect thereof.

“Synthetic Lease” shall mean a lease transaction under which the parties intend that (i) the lease will be treated as an “operating lease” by the lessee pursuant to Statement of Financial Accounting Standards No. 13, as amended and (ii) the lessee will be entitled to various tax and other benefits ordinarily available to owners (as opposed to lessees) of like property as is customary in synthetic leases.

“Synthetic Lease Obligations” shall mean, with respect to any Person, the sum of (i) all remaining rental obligations of such Person as lessee under Synthetic Leases which are attributable to principal and, without duplication, (ii) all rental and purchase price payment obligations of such Person under such Synthetic Leases assuming such Person exercises the option to purchase the lease property at the end of the lease term.

“Taxes” shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

“Term Loan” shall have the meaning given to such term in Section 2.1.

“Term Loan Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Term Loans, expressed as an amount representing the maximum principal amount of the Term Loans to be made by such Lender on the Effective Date. The amount of each Lender’s Term Loan Commitment is set forth on Schedule II. The aggregate amount of the Lenders’ Term Loan Commitments is $75,000,000. As of the Amendment No. 5 Effective Date, the aggregate amount of the Lenders’ Term Loan Commitments is $0.

“Term Loan Facility” shall have the meaning in the introductory paragraph hereof.

“Term Note” shall mean a promissory note of the Borrower payable to a requesting Lender in the principal amount of such Lender’s Term Loan Commitment, in substantially the form of Exhibit A.

“Trademark Security Agreement” shall mean an agreement in substantially the same form as the trademark security agreement dated as of August 26, 2019 executed in connection with the Superpriority Secured Debtor-in-Possession Credit Agreement of even date therewith among the Borrowers, certain subsidiaries of Holdings, the lenders party thereto and Ankura Trust Company, LLC, as administrative agent for such lenders.

“Treaty” shall mean the Convention, the Protocol, together with the regulations and International Registry issued by the Supervisory Authority for the International Registry, and all other rules, amendments, supplements, modifications, and revisions thereto.

“Type”, when used in reference to a Term Loan or Borrowing, refers to whether the rate of interest on such Term Loan, or on the Term Loans comprising such Borrowing, is determined by reference to the Eurodollar Rate or the Base Rate.

“U.K. SAR Contract” means that certain U.K. Search & Rescue Helicopter Service Contract, dated as of March 26, 2013 by and between the Secretary of State for Transport acting through the Department for Transport, with principal office at Great Minister House, 33 Horseferry Road, London SW1P 4DR and Bristow Helicopters ~~Ltd~~Limited, company registration no. 551102 with registered office at Redhill Aerodrome, Redhill, Surrey RH2 5JZ (as amended, supplemented or otherwise modified from time to time).

“ U.S. Aircraft Security Agreement” mean an Aircraft Security Agreement granting the Administrative Agent a lien over any Aircraft Collateral registered in the United States.

“ U.S . Security Agreement” means that certain Security Agreement, dated as of May 10, 2019, by and among the grantors party thereto in favor of the Administrative Agent and securing the Secured Obligations (as amended, supplemented, restated or otherwise modified from time to time).

“ U.S. Security Agreements” means any U.S. Aircraft Security Agreement and the U.S. Security Agreement.

“ U.S. Security Documents” shall mean, collectively, the U.S. Security Agreements and all other instruments and agreements now or hereafter securing the whole or any part of the Obligations or any Guarantee thereof, all UCC financing statements, stock powers, and all other documents, instruments, agreements and certificates executed and delivered by any Loan Party organized in the United States to the Administrative Agent and the Lenders in connection with the foregoing.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

~~“U.S. Dollar Equivalent” means with respect to any monetary amount in a currency other than Dollars, at any time for determination thereof, the amount of Dollars obtained by converting such foreign currency involved in such computation into Dollars at the spot rate for the purchase of Dollars with the applicable foreign currency as published in The Wall Street Journal “in US$” column under the heading “Currencies” in the “Currencies & Commodities” subsection on the date two Business Days prior to such determination.~~

“~~Variance Report~~Waivable Mandatory Prepayment” shall have the meaning ~~set forth~~given to such term in Section ~~5.1(f)(ii)~~2.8.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing (1) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (2) the then outstanding principal amount of such Indebtedness.

“Wholly Owned Domestic Subsidiary” shall mean each Domestic Subsidiary of the Borrower or any other Domestic Subsidiary, all of the Capital Stock of which (other than directors’ qualifying shares) is owned by the Borrower directly or indirectly through other Persons all of whose Capital Stock (other than director’s qualifying shares) is at the time owned, directly or indirectly by the Borrower.

“Wholly Owned Subsidiary” shall mean each Subsidiary of the Borrower or any other Subsidiary, all of the Capital Stock of which (other than directors’ qualifying shares) is owned by a Loan Party directly or indirectly through other Persons all of whose Capital Stock (other than directors’ qualifying shares) is at the time owned, directly or indirectly by a Loan Party.

“ Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.2. Classifications of Term Loans and Borrowings. For purposes of this Agreement, Term Loans may be classified and referred to by Type (e.g., a “Eurodollar Rate Loan” or “Base Rate Loan”). Borrowings also may be classified and referred to by Type (e.g., “Eurodollar Rate Borrowing” or “Base Rate Borrowing”).

Section 1.3. Accounting Terms and Determination. Unless otherwise defined or specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP as in effect from time to time, applied on a basis consistent with the most recent audited consolidated financial statement of the Borrower delivered pursuant to Section ~~5.1(a)~~4.4, except for changes in which are disclosed to the Administrative Agent on the next date on which financial statements are required to be delivered to the Lenders pursuant to Section 5.1(a) or (b), including giving effect to fresh start accounting; provided that if the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Article VI to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Article VI for such purpose), then the Borrower’s compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner reasonably satisfactory to the Borrower and the Required Lenders. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Accounting Standards Codification Section 825-10 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Loan Party or any Subsidiary of any Loan Party at “fair value”, as defined therein. Notwithstanding anything to the contrary herein, the classification or accounting hereunder of any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, shall not be affected by modifications to accounting standards described in FASB ASC Topic 842 or any related or similar guidance.

Section 1.4. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the word “to” means “to but excluding”. Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as it was originally executed or as it may from time to time be amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (iii) the words “hereof”, “herein” and “hereunder” and words of similar import shall be construed to refer to this Agreement as a whole and not to any particular provision hereof, (iv) all references to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles, Sections, Exhibits and Schedules to this Agreement, (v) all references to a specific time shall be construed to refer to the time in the city and state of the Administrative Agent’s principal office, unless otherwise indicated, (vi) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws) and (vii) any term defined in the SAR Addendum and not otherwise defined in this Agreement shall have the meaning ascribed to it in the SAR Addendum.

Section 1.5. Dutch Terms. In this Agreement, where it relates to a Dutch person or the context so requires, a reference to:

(a) a “security interest” or “security” or “lien” includes any mortgage (hypotheek), pledge (pandrecht), financial collateral agreement (financiëlezekerheidsovereenkomst), privilege (voorrecht), retention of title arrangement (eigendomsvoorbehoud), right of retention (recht van retentie), right to reclaim goods (recht van reclame) and any right in rem (beperkt recht) created for the purpose of granting security (goederenrechtelijke zekerheid);

(b) a “bankruptcy” or “dissolution” includes declared bankrupt (failliet verklaard), dissolved (ontbonden);

(c) a “moratorium” includes surseance van betaling and “a moratorium is declared” includes surseance verleend;

(d) a “receiver” or “trustee” includes a curator;

(e) an “administrator” (in the context of a moratorium, suspension of payments or other insolvency or bankruptcy proceedings) includes a bewindvoerder;

(f) an “attachment” includes a beslag;

(g) “willful misconduct” means opzet;

(h) “negligence” means schuld;

(i) “gross negligence” means grove schuld;

(j) “the Netherlands” means the European part of the Kingdom of the Netherlands and “Dutch” means in or of the Netherlands;

(k) “bylaws” or “organizational documents” means the deed of incorporation (akte van oprichting), articles of association (statuten), and an up-to-date extract of the Trade Register of the Netherlands Chamber of Commerce relating to the Netherlands Loan Party; and

(l) a “necessary action to authorise” includes, without limitation: any action required to comply with the Works Councils Act of the Netherlands (Wet op de ondernemingsraden).

ARTICLE II

AMOUNT AND TERMS OF THE TERM LOAN COMMITMENTS

Section 2.1. Term Loan Commitments. Subject to and upon the terms and conditions herein set forth, each Lender severally ~~agrees to make~~made a term loan in Dollars (each, a “Term Loan”) to the Borrower on the Effective Date, in an aggregate principal amount ~~not exceeding~~equal to such Lender’s Term Loan Commitment; provided that without limiting Section 2.21, the Term Loans funded to the Lead Borrower ~~shall be~~were in a principal amount of $37,500,000, and the Term Loans funded to the Co-Borrower ~~shall be~~were in a principal amount of $37,500,000. The Term Loans ~~shall be~~were funded at 98% of par (i.e., 2% original issue discount (“OID”)). Notwithstanding such OID, it is understood and agreed that the full par value thereof shall be due and payable in accordance with this Agreement and shall constitute principal amount of Obligations for all purposes of this Agreement and the other Loan Documents. ~~If the Borrower borrows Term Loans on the Effective Date and the Term Loan Commitments have not been utilized in full as a result of such Borrowings, the remaining Term Loan Commitments shall terminate on the Effective Date, immediately after giving effect to such Borrowings.~~ The Term Loans may be, from time to time, Base Rate Loans or Eurodollar Rate Loans or a combination thereof. Amounts repaid or prepaid in respect of the Term Loans may not be reborrowed. For the avoidance of doubt, as of the Amendment No. 5 Effective Date, the aggregate principal amount of all Term Loans outstanding is $75,000,000.

Section 2.2. Requests for Term Loans. To request a Borrowing on the Effective Date, the Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of such Borrowing substantially in the form of Exhibit E (a “Notice of Term Loan Borrowing”) (x) in the case of a Base Rate Borrowing, prior to 10:00 a.m. (New York, New York time) on the requested date of such Borrowing or (y) in the case of a Eurodollar Rate Borrowing, prior to 10:00 a.m. (New York, New York time) on the requested date of such Borrowing. Each Notice of Term Loan Borrowing shall be irrevocable (subject to the occurrence of the Effective Date) and shall specify: (i) the aggregate principal amount of such Borrowing, (ii) the date of such Borrowing (which shall be a Business Day), (iii) the Type of Term Loans comprising such Borrowing, (iv) in the case of a Eurodollar Rate Borrowing, the duration of the initial Interest Period applicable thereto (subject to the provisions of the definition of Interest Period) and (v) the account of the Borrower to which the proceeds of such Borrowing should be credited. The aggregate principal amount of each Eurodollar Rate Borrowing shall be not less than $1,000,000 or a larger multiple of $1,000,000, and the aggregate principal amount of each Base Rate Borrowing shall not be less than $1,000,000 or a larger multiple of $100,000; provided, that Base Rate Loans made pursuant to Section 2.9 may be made in lesser amounts as provided therein. At no time shall there be more than three Eurodollar Rate Borrowings outstanding.

Section 2.3. Funding of Borrowings. (a) Each Lender will make available each Term Loan to be made by it hereunder on the proposed date thereof by wire transfer in immediately available funds by 4:00 p.m. (New York, New York time) to the Administrative Agent at the Payment Office. The Administrative Agent will make such Term Loans available to the Borrower by promptly crediting the amounts received by the Administrative Agent, in like funds by the close of business on such proposed date, to an account maintained by the Borrower with the Administrative Agent or at the Borrower’s option, by effecting a wire transfer of such amounts to an account designated by the Borrower to the Administrative Agent.

(b)    Unless the Administrative Agent shall have been notified by any Lender prior to (i) 5:00 p.m. (New York, New York time) on the Business Day on which such Lender is to participate in a Base Rate Borrowing or (ii) 5:00 p.m. (New York, New York time) one (1) Business Day prior to the date on which such Lender is to participate in a Eurodollar Rate Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date, and the Administrative Agent, in reliance on such assumption, may make available to the Borrower on such date a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender on the date of such Borrowing, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest at the Federal Funds Rate until the second Business Day after such demand and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent, together with interest at the rate specified for such Borrowing. Nothing in this subsection shall be deemed to relieve any Lender from its obligation to fund its Pro Rata Share of any Borrowing hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder.

(c)    All Borrowings shall be made by the Lenders on the basis of their respective Pro Rata Shares. No Lender shall be responsible for any default by any other Lender in its obligations hereunder, and each Lender shall be obligated to make its Term Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Term Loans hereunder.

Section 2.4. Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Notice of Term Loan Borrowing, and in the case of a Eurodollar Rate Borrowing, shall have an initial Interest Period as specified in such Notice of Term Loan Borrowing. Thereafter, the Borrower may elect to convert such Borrowing into a different Type or to continue such Borrowing, and in the case of a Eurodollar Rate Borrowing, may elect successive Interest Periods therefor, all as provided in this Section 2.4. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding Term Loans comprising such Borrowing, and the Term Loans comprising each such portion shall be considered a separate Borrowing.

(b)    To make an election pursuant to this Section 2.4, the Borrower shall give the Administrative Agent prior written notice (or telephonic notice promptly confirmed in writing), substantially in the form of Exhibit F attached hereto (a “Notice of Conversion/Continuation”), of each Borrowing that is to be converted or continued, as the case may be, (x) in the case of a conversion into a Base Rate Borrowing, prior to 12:00 noon (New York, New York time) on the same Business Day of the requested date of conversion and (y) in the case of a continuation of or conversion into a Eurodollar Rate Borrowing, prior to 12:00 noon (New York, New York time)

three (3) Business Days prior to the requested date of continuation or conversion. Each such Notice of Conversion/Continuation shall be irrevocable and shall specify (i) the Borrowing to which such Notice of Conversion/Continuation applies and, if different options are being elected with respect to different portions thereof, the portions thereof that are to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Notice of Conversion/Continuation, which shall be a Business Day, (iii) whether the resulting Borrowing is to be a Base Rate Borrowing or a Eurodollar Rate Borrowing; and (iv) if the resulting Borrowing is to be a Eurodollar Rate Borrowing, the Interest Period applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of “Interest Period”. If any such Notice of Conversion/Continuation requests a Eurodollar Rate Borrowing but does not specify an Interest Period, the Borrower shall be deemed to have selected an Interest Period of one month. The principal amount of any resulting Borrowing shall satisfy the minimum borrowing amount for Eurodollar Rate Borrowings and Base Rate Borrowings set forth in Section 2.2.

(c) If, on the expiration of any Interest Period in respect of any Eurodollar Rate Borrowing, the Borrower shall have failed to deliver a Notice of Conversion/Continuation, then, unless such Borrowing is repaid as provided herein, the Borrower shall be deemed to have elected to convert such Borrowing to a Base Rate Borrowing. No Borrowing may be converted into, or continued as, a Eurodollar Rate Borrowing if a Default or an Event of Default exists, unless the Administrative Agent and each of the Lenders shall have otherwise consented in writing. No conversion of any Eurodollar Rate Loans shall be permitted except on the last day of the Interest Period in respect thereof.

(d) Upon receipt of any Notice of Conversion/Continuation, the Administrative Agent shall promptly notify each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

Section 2.5. Repayment of Term Loans. The outstanding principal amount of all Term Loans shall be due and payable (together with accrued and unpaid interest thereon) on the Maturity Date.

Section 2.6. Evidence of Indebtedness. (a) Each Lender shall maintain in accordance with its usual practice appropriate records evidencing the Indebtedness of the Borrower to such Lender resulting from each Term Loan made by such Lender from time to time, including the amounts of principal and interest payable thereon and paid to such Lender from time to time under this Agreement. The Administrative Agent shall maintain appropriate records in which shall be recorded (i) the Term Loan Commitment of each Lender, (ii) the amount of each Term Loan made hereunder by each Lender, the Type thereof and the Interest Period, if any, applicable thereto, (iii) the date of each continuation thereof pursuant to Section 2.4, (iv) the date of each conversion of all or a portion thereof to another Type pursuant to Section 2.4, (v) the date and amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder in respect of such Term Loans and (vi) both the date and amount of any sum received by the Administrative Agent hereunder from the Borrower in respect of the Term Loans and each Lender’s Pro Rata Share thereof. The entries made in such records shall be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, that the failure or delay of any Lender or the Administrative Agent in maintaining or making entries into any such record or any error therein shall not in any manner affect the obligation of the Borrower to repay the Term Loans (both principal and unpaid accrued interest) of such Lender in accordance with the terms of this Agreement.

(b)    At the request of any Lender at any time, the Borrower agrees that it will execute and deliver to such Lender a Term Note, payable to such Lender.

Section 2.7. Optional Prepayments. Subject to Section 2.10(b), the Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, by giving written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent no later than (i) in the case of any prepayment of any Eurodollar Rate Borrowing, 12:00 noon (New York, New York time) not less than three (3) Business Days prior to any such prepayment and (ii) in the case of any prepayment of any Base Rate Borrowing, not less than one (1) Business Day prior to the date of such prepayment. Each such notice shall be irrevocable and shall specify the proposed date of such prepayment and the principal amount of each Borrowing or portion thereof to be prepaid; provided that any such notice may state that such notice is conditioned upon the effectiveness of other credit facilities or any incurrence or issuance of debt or equity or the occurrence of any other transaction, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied (it being understood that the Borrower shall be required to pay any amounts required pursuant to Section 2.14 in any such event). Upon receipt of any such notice, the Administrative Agent shall promptly notify each affected Lender of the contents thereof and of such Lender’s Pro Rata Share of any such prepayment. If such notice is given, the aggregate amount specified in such notice shall be due and payable on the date designated in such notice, together with accrued interest to such date on the amount so prepaid in accordance with Section 2.9; provided, that (x) if a Eurodollar Rate Borrowing is prepaid on a date other than the last day of an Interest Period applicable thereto, the Borrower shall also pay all amounts required pursuant to Section 2.14 and (y) all such prepayments shall be accompanied by any applicable fees in accordance with Section 2.10(b). Each partial prepayment of any Term Loan shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type pursuant to Section 2.2. Each prepayment of a Borrowing shall be applied ratably to the Term Loans comprising such Borrowing.

Section 2.8. Mandatory Prepayments. ~~(a) The~~(a)(i) Subject to Section 2.8(d), the Borrower shall use 100% of the Net Proceeds of any sale or disposition by the Borrower or any Subsidiary ~~(other than any Permitted Asset Sale)~~of any assets, whether effected pursuant to a Division or otherwise or of any Casualty, within ~~five~~ten (~~5~~10 ) Business Days of receipt thereof to make a prepayment of the Term Loans~~; provided that, prior to the payoff in full of the DIP Obligations (i) 100% of the Net Proceeds of any sale or disposition of any Collateral (other than DIP Junior Priority Collateral) shall be applied to prepay the DIP Term Loans pursuant to Section 2.8 of the DIP Credit Agreement and (ii) 100% of the Net Proceeds of any sale or disposition of any assets other than Collateral shall be applied to make a prepayment of the Term Loans and DIP Term Loans on a ratable basis.”~~. In the event of a Casualty (other than a Casualty described in clause (c) ~~of the definition thereof) of Collateral or of any Specified Aircraft~~, the Loan Parties ~~(i)~~ shall cause the Net Proceeds to be delivered to the Administrative Agent as loss payee~~, and (ii)~~ . In the event of a sale, disposition or Casualty (other than a Casualty described in clause (c) of the definition thereof), in lieu of making a prepayment under this Section 2.8(a)(i) with respect to such ~~Casualty, may substitute Collateral (of~~ sale, disposition or Casualty, the Borrower or any Subsidiary may, upon providing written notice to the Administrative Agent within five (5) Business Days of its receipt of such Net Proceeds, elect to reinvest the Net Proceeds of any such sale or disposition in order to substitute such assets sold or disposed of or acquire operating assets used or useful in the business of the Borrower and its Subsidiaries

(provided that, to the extent such assets sold or disposed of constituted Collateral, such substituted or acquired assets shall constitute Collateral having the same or better lien priority and perfection) ~~of equal or greater aggregate value as determined by a methodology mutually agreeable to the Borrower and the Administrative Agent, provided that tangible assets will be replaced with tangible assets and intangible assets will be replaced with intangible assets,~~ within ~~90~~180 days (or within a period of ~~90~~180 days thereafter if by the end of such initial ~~90~~180-day period the Borrower or a Subsidiary shall have entered into an agreement with a third party to acquire such ~~tangible or intangible~~ assets) of such sale, disposition or Casualty. If at the end of any such ~~90~~180-day period (or within a period of ~~90~~180 days thereafter if by the end of such initial ~~90~~180-day period the Borrower or a Subsidiary shall have entered into an agreement with a third party to acquire ~~such tangible or intangible~~ assets), any Net Proceeds from a sale, disposition or Casualty ~~of any Collateral or of Specified Aircraft~~ have not been used for prepayment or ~~substitute Collateral provided~~to acquire assets pursuant to this Section 2.8~~.~~(a)(i), then such Net Proceeds shall be applied to make a partial prepayment of the Term Loans~~. Upon such a substitution of Collateral~~;  provided, the aggregate amount of Net Proceeds of any sales or  dispositions or Casualty not applied to prepay (or offered to prepay) the Term Loans as to which reinvestment rights may be elected shall not exceed $50,000,000 during the term of this Agreement (it being understood that amounts in excess thereof shall be applied to ratably prepay the Term Loans, subject to Section 2.8(d)). Upon such a reinvestment in order to acquire assets and provided no Event of Default has occurred and is continuing, the Administrative Agent shall promptly deliver to the Borrower or ~~such Loan Party~~the applicable Subsidiary the amount of such Net Proceeds received by the Administrative Agent with respect to such ~~Collateral~~assets or Specified Aircraft relating to ~~such~~any Casualty. Any such prepayment on account of the Term Loans made under this Section 2.8(a)(i) shall be applied in accordance with paragraph (c) below.

(ii)    [Intentionally omitted].

(iii)    [Intentionally omitted].

(iv)     ~~The~~Subject to Section 2.8(d), the Borrower shall prepay the Term Loans on a pro rata basis, in an amount equal to 100% of the aggregate Net Proceeds of any incurrence of any Indebtedness, other than Indebtedness permitted under Section 7.1.

(v)    ~~[Intentionally omitted.]~~Subject to Section 2.8(d), the Borrower shall  prepay the Term Loans on a pro rata basis, in an amount equal to 60% of the aggregate Net Proceeds of any incurrence of any Indebtedness permitted under Section 7.1(m).

(b)    [Intentionally omitted.]

(c)    Any prepayments made by the Borrower pursuant to Section 2.8(a) above with respect to the Term Loans shall be applied as follows: first, to Administrative Agent’s fees and reimbursable expenses then due and payable pursuant to any of the Loan Documents; second, to all other fees and reimbursable expenses of the Lenders, if any, then due and payable pursuant to any of the Loan Documents, pro rata to the Lenders based on their respective Pro Rata Shares of such fees and expenses; third, to interest then due and payable on the Term Loans, pro rata to the applicable electing Lenders based on their respective outstanding Term Loans; and fourth, to the principal of the Term Loans held by the applicable electing Lenders, until the same shall have been paid in full.

(d)     Anything contained herein to the contrary notwithstanding, in the event Borrower is required to make any mandatory prepayment pursuant to this Section 2.8 (a

“Waivable Mandatory Prepayment”) of the Term Loans, not less than five (5) Business Days prior to the date (the “Required Mandatory Prepayment Date”) on which Borrower is required to make such Waivable Mandatory Prepayment, Borrower shall notify Administrative Agent of the amount of such prepayment, and Administrative Agent will promptly thereafter notify each Lender holding an outstanding Term Loan of the amount of such Lender’s Pro Rata Share of such Waivable Mandatory Prepayment and such Lender’s option to refuse such amount. Each such Lender may exercise such option by giving written notice to Borrower and Administrative Agent of its election to do so on or before the Business Day prior to the Required Mandatory Prepayment Date (it being understood that any Lender which does not notify Borrower and Administrative Agent of its election to exercise such option on or before the Business Day prior to the Required Mandatory Prepayment Date shall be deemed to have elected, as of such date, not to exercise such option). On the Required Mandatory Prepayment Date, Borrower shall pay to Administrative Agent the amount of the Waivable Mandatory Prepayment, which amount shall be applied in an amount equal to that portion of the Waivable Mandatory Prepayment payable to those Lenders that have not elected to exercise such option to decline, to prepay the Term Loans of such Lenders, on a pro rata basis with the Borrower retaining an amount equal to that portion of the Waivable Mandatory Prepayment otherwise payable to those Lenders that have elected to exercise such option with respect to any mandatory prepayment pursuant to this Section 2.8 and such amounts may be applied in any manner not prohibited by this Agreement.

Section 2.9. Interest on Term Loans. (a) The Borrower shall pay interest (i) on each Base Rate Loan at the Base Rate in effect from time to time, and (ii) on each Eurodollar Rate Loan at the Eurodollar Rate for the applicable Interest Period in effect for such Eurodollar Rate Loan, plus, in each case, the Applicable Margin in effect from time to time.

(b)    If any payment due by the Borrower under this Agreement or the other Loan Documents is not made when due (without regard to any applicable grace period), whether at stated maturity, by acceleration or otherwise, such owed amount shall automatically bear interest at the Default Interest rate (as provided in the immediately succeeding sentence) without further action by the Administrative Agent or the Lenders. In addition, while an Event of Default exists, the Borrower shall pay interest (“Default Interest”) with respect to all Eurodollar Rate Loans at the rate otherwise applicable for the then-current Interest Period, plus an additional 2% per annum until the last day of such Interest Period, and thereafter, and with respect to all Base Rate Loans and all other Obligations hereunder (other than Term Loans), at the rate in effect for Base Rate Loans, plus an additional 2% per annum.

(c)    Interest on the principal amount of all Term Loans shall accrue from and including the date such Term Loans are made to but excluding the date of any repayment thereof. Interest on all outstanding Base Rate Loans shall be payable monthly in arrears on the last day of each month and on the Maturity Date. Interest on all outstanding Eurodollar Rate Loans shall be payable on the last day of each month, and on the Maturity Date. Interest on any Term Loan which is converted into a Term Loan of another Type or which is repaid or prepaid shall be payable on the date of such conversion or on the date of any such repayment or prepayment (on the amount repaid or prepaid) thereof. All Default Interest shall be payable on demand.

(d)    If, with respect to any Eurodollar Rate Loans, the Required Lenders notify the Administrative Agent that (i) they are unable to obtain matching deposits in the London inter-bank market at or about 11:00 A.M. (London time) on the second Business Day before the making of a Borrowing in sufficient amounts to fund their respective Term Loans as a part of such Borrowing during its Interest Period or (ii) the Eurodollar Rate for any Interest Period for such Term Loans will not adequately reflect the cost to such Required Lenders of making, funding or maintaining their respective Eurodollar Rate Loans for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Lenders, whereupon (A) the Borrower will, on the last day of the then existing Interest Period therefor, either (x) prepay such Term Loans or (y) convert such Term Loans into Base Rate Loans and (B) the obligations of the Lenders to make, or to convert Term Loans into, Eurodollar Rate Loans shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

(e)    If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Loans in accordance with the provisions contained in the definition of “Interest Period”, the Administrative Agent will forthwith so notify the Borrower and the Lenders and such Term Loans will automatically, on the last day of the then existing Interest Period therefor, convert into Base Rate Loans.

(f)    On the date on which the aggregate unpaid principal amount of Eurodollar Rate Loans comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than the minimum borrowing amounts allowed for in Section 2.2, such Term Loans shall automatically convert into Base Rate Loans.

(g)    Upon the occurrence and during the continuance of any Event of Default, (i) each Eurodollar Rate Loan will automatically, on the last day of the then existing Interest Period therefor, be converted into Base Rate Loans and (ii) the obligation of the Lenders to make, or to convert Term Loans into, Eurodollar Rate Loans shall be suspended.

Section 2.10. Fees. The Borrower shall pay (a) to the Administrative Agent for its own account fees in the amounts and at the times previously agreed upon in writing by the Borrower and the Administrative Agent, (b) to the Administrative Agent for the account of the Lenders, a fee equal to 1.00% of the aggregate principal amount of any outstanding Term Loans prepaid in accordance with Section 2.7 ~~or~~, Section 2.8(a)(iv) ~~(provided, that, if any such prepayment is with the proceeds of a debtor-in-possession financing (other than a debtor-in-possession financing provided by at least the Required Lenders), such fee shall be equal to 2.00% of the aggregate principal amount of any outstanding Term Loans prepaid in accordance with Section 2.7 or Section 2.8(a)(iv))~~or assigned pursuant to Section 10.22, and such fee shall be due and payable on each prepayment date on the portion of such Term Loans so prepaid and (c) if the maturity of the Term Loans is accelerated (or would have been accelerated but for the operation of the automatic stay) pursuant to Section 8.1, to the Administrative Agent, for the account of the Lenders, a fee equal to 1.00% of the aggregate principal amount of the Term Loans then outstanding.

Section 2.11. Computation of Interest and Fees. All computations of interest and fees hereunder shall be made on the basis of a year of 365 days (or 366 days in a leap year), except that interest on Eurodollar Rate Loans and amounts determined by reference to the Federal Funds Rate shall be calculated on the basis of a 360-day year, and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day) during the period for which such interest or fees are payable. Each determination by the Administrative Agent of an interest amount or fee hereunder shall be made in good faith and, except for manifest error, shall be final, conclusive and binding for all purposes.

Section 2.12. Illegality. (a) If any Change in Law shall make it unlawful or impossible for any Lender to make, maintain or fund any Eurodollar Rate Loan and such Lender shall so notify the Administrative Agent, the Administrative Agent shall promptly give notice thereof to the Borrower and the other Lenders, whereupon until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make Eurodollar Rate Loans, or to continue or convert outstanding Term Loans as or into Eurodollar Rate Loans, shall be suspended. In the case of the making of a Eurodollar Rate Borrowing, such Lender’s Term Loan shall be made as a Base Rate Loan as part of the same Borrowing for the same Interest Period and if the affected Eurodollar Rate Loan is then outstanding, such Term Loan shall be converted to a Base Rate Loan either (i) on the last day of the then current Interest Period applicable to such Eurodollar Rate Loan if such Lender may lawfully continue to maintain such Eurodollar Rate Loan to such date or (ii) immediately if such Lender shall determine that it may not lawfully continue to maintain such Eurodollar Rate Loan to such date. Notwithstanding the foregoing, the affected Lender shall, prior to giving such notice to the Administrative Agent, designate a different Applicable Lending Office if such designation would avoid the need for giving such notice and if such designation would not otherwise be disadvantageous to such Lender in the good faith exercise of its discretion.

Section 2.13. Increased Costs. (a) If any Change in Law shall:

(i)    impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Eurodollar Rate); or

(ii)    impose on any Lender or the eurodollar interbank market any other condition (other than Taxes) affecting this Agreement or any Eurodollar Rate Loans made by such Lender;

and the result of either of the foregoing is to increase materially the cost to such Lender of making, converting into, continuing or maintaining a Eurodollar Rate Loan or to reduce the amount received or receivable by such Lender hereunder (whether of principal, interest or any other amount), then the Borrower shall promptly pay, upon written notice from and demand (specifying the basis therefor and the computation with respect thereto) by such Lender on the Borrower (with a copy of such notice and demand to the Administrative Agent), to the Administrative Agent for the account of such Lender within ten (10) Business Days after the date of such notice and demand, additional amount or amounts sufficient to compensate such Lender for such additional costs incurred or reduction suffered.

(b)    If any Lender shall have reasonably determined that on or after the date of this Agreement any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s capital (or on the capital of such Lender’s parent corporation) as a consequence of its obligations hereunder to a level below that which such Lender or such Lender’s parent corporation could have achieved but for such Change in Law (taking into consideration such Lender’s policies or the policies of such Lender’s parent corporation with respect to capital adequacy) then, from time to time, within ten (10) Business Days after receipt by the Borrower of written notice from and demand by such Lender (with a copy thereof to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender or such Lender’s parent corporation for any such reduction suffered.

(c)    A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or such Lender’s parent corporation, as the case may be, specified in paragraph (a) or (b) of this Section 2.13 shall be delivered to the Borrower (with a copy to the Administrative Agent) and shall be prima facie evidence of the correctness thereof.

(d)    If any Lender makes such a claim for compensation under this Section, it shall provide to the Borrower a certificate executed by an officer of such Person setting forth the amount of such loss, cost or expense in reasonable detail (including an explanation of the basis for and the computation of such loss, cost or expense) no later than one hundred and twenty (120) days after the event giving rise to the claim for compensation. In any event, the Borrower shall not have any obligation to pay any amount with respect to claims accruing prior to the 120th day preceding such written demand.

Section 2.14. Funding Indemnity. In the event of (a) the payment of any principal of a Eurodollar Rate Loan other than on the last day of the Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion or continuation of a Eurodollar Rate Loan other than on the last day of the Interest Period applicable thereto, or (c) the failure by the Borrower to borrow, prepay, convert or continue any Eurodollar Rate Loan on the date specified in any applicable notice (regardless of whether such notice is withdrawn or revoked), then, in any such event, the Borrower shall compensate each Lender, within ten (10) Business Days after written demand from such Lender, for any loss, cost or expense attributable to such event. Such loss, cost or expense shall be deemed to include an amount determined by such Lender to be the excess, if any, of (A) the amount of interest that would have accrued on the principal amount of such Eurodollar Rate Loan if such event had not occurred at the Eurodollar Rate applicable to such Eurodollar Rate Loan for the period from the date of such event to the last day of the then current Interest Period therefor (or in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Eurodollar Rate Loan) over (B) the amount of interest that would accrue on the principal amount of such Eurodollar Rate Loan for the same period if the Eurodollar Rate were set on the date such Eurodollar Rate Loan was prepaid or converted or the date on which the Borrower failed to borrow, convert or continue such Eurodollar Rate Loan. If any Lender makes such a claim for compensation under this Section, it shall provide to the Borrower a certificate executed by an officer of such Person setting forth the amount of such loss, cost or expense in reasonable detail (including an explanation of the basis for and the computation of such loss, cost or expense) no later than one hundred and twenty (120) days after the event giving rise to the claim for compensation. In any event, the Borrower shall not have any obligation to pay any amount with respect to claims accruing prior to the 120th day preceding such written demand.

Section 2.15. Taxes. (a) Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided, that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.15) the Administrative Agent or any Lender (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b)    In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)    The Borrower shall indemnify the Administrative Agent and each Lender, within ten (10) Business Days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes imposed or asserted by a Governmental Authority and paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.15) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(d)    As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority under Section 2.15(a) or (b), the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e)    Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate. Without limiting the generality of the foregoing, each Foreign Lender agrees that it will deliver to the Administrative Agent and the Borrower (or in the case of a Participant, to the Lender from which the related participation shall have been purchased), as appropriate, two (2) duly completed copies of (i) Internal Revenue Service Form W-8ECI, or any successor form thereto, certifying that the payments received from the Borrower hereunder are effectively connected with such Foreign Lender’s conduct of a trade or business in the United States; or (ii) Internal Revenue Service Form W-8BEN or W-8BEN-E, or any successor form thereto, certifying that such Foreign Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest; or (iii) Internal Revenue Service Form W-8BEN or W-8BEN-E, or any successor form prescribed by the Internal Revenue Service, together with a certificate (A) establishing that the payment to the Foreign Lender qualifies as “portfolio interest” exempt from U.S. withholding tax under Code section 871(h) or 881(c), and (B) stating that (1) the Foreign Lender is not a bank for purposes of Code section 881(c)(3)(A), or the obligation of the Borrower hereunder is not, with respect to such Foreign Lender, a loan agreement entered into in the ordinary course of its trade or business, within the meaning of that section; (2) the Foreign Lender is not a 10% shareholder of the Borrower within the meaning of Code section 871(h)(3) or 881(c)(3)(B); and (3) the Foreign Lender is not a controlled foreign corporation that is related to the Borrower within the meaning of Code section 881(c)(3)(C); or (iv) such other Internal Revenue Service forms as may be applicable to the Foreign Lender, including Forms W-8 IMY or W-8 EXP. Each such Foreign Lender shall deliver to the Borrower and the Administrative Agent such forms on or before the date that it becomes a party to this Agreement (or in the case of a Participant, on or before the date such Participant purchases the related participation). In addition, each such Foreign Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Foreign Lender. Each such Foreign Lender shall promptly notify the Borrower and the Administrative Agent at any time that it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the Internal Revenue Service for such purpose). If any Lender or the Administrative

Agent becomes aware that it has received a refund of any Indemnified Tax or any Other Tax with respect to which the Borrower has paid any amount pursuant to this Section ~~2.16~~2.15, such Lender or the Administrative Agent shall pay the amount of such refund (including any interest received with respect thereto) to the Borrower within fifteen (15) days after receipt thereof. A Lender or the Administrative Agent shall provide, at the sole cost and expense of the Borrower, such assistance as the Borrower may reasonably request in order to obtain such a refund; provided, however, that neither the Administrative Agent nor any Lender shall in any event be required to disclose any information to the Borrower with respect to the overall tax position of the Administrative Agent or such Lender.

(f)    If a payment made to a Lender (including, solely for purposes of Section 2.15(e), Section 2.15(g) and this Section 2.15(f), the Administrative Agent) under any Loan Document would be subject to United States federal withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of the preceding sentence, “FATCA” shall include any amendments made to FATCA after the Effective Date.

(g)    Any Lender that is a United States person under Section 7701(a)(30) of the Code shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), properly completed and executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax. Each Lender agrees that if any form or certification it previously delivered pursuant to Section 2.15(e), (f) or (g) expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(h)    For purposes of this Section 2.15, the term “applicable law” includes FATCA.

Section 2.16. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or of amounts payable under Sections 2.13, 2.14 and 2.15, or otherwise) at the Payment Office prior to 1:00 p.m. (New York, New York time) on the date when due, in immediately available funds, free and clear of any defenses, rights of setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at the Payment Office, except that payments pursuant to Sections 2.13, 2.14, 2.15 and 10.3 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be made payable for the period of such extension.

(b)    All payments of Obligations shall be made in Dollars.

(c)    If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, and other amounts not required to be applied in another manner ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

(d)    If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Term Loans or fees that would result in such Lender receiving payment of a greater proportion of the aggregate amount of its Term Loans and accrued interest thereon or fees than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Term Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Term Loans; provided, that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Term Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(e)    Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount or amounts due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(f)    If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.3(a), 2.16(d) or 10.3(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

Section 2.17. Mitigation of Obligations. If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Term Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the sole judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable under Section 2.13 or Section 2.15, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with such designation or assignment.

Section 2.18. Inability to Determine Interest Rate. Subject to Section 2.19 below, if prior to the first day of any Interest Period:

(a)    the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

(b)    the Administrative Agent shall have received notice from the Required Lenders in that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Term Loans during such Interest Period, the Administrative Agent shall give telecopy or other written notice thereof to the Borrower and the relevant Lenders as soon as practicable thereafter. Upon its receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans and (x) any Eurodollar Rate Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Term Loans that were to have been converted on the first day of such Interest Period to Eurodollar Rate Loans shall be continued as Base Rate Loans and (z) any outstanding Eurodollar Rate Loans shall be converted, on the last day of the then-current Interest Period, to Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Rate Loans shall be made or continued as such, nor shall the Borrower have the right to convert Term Loans to Eurodollar Rate Loans.

Section 2.19. Successor Eurodollar Rate. If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in Section 2.18 have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in Section 2.18 have not arisen but the supervisor for the administrator of the Eurodollar Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the Eurodollar Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the Eurodollar Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable. Notwithstanding anything to the contrary in Section 10.2, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days after the Administrative Agent shall have posted such proposed amendment to all Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment; provided that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

Section 2.20. ~~Equity Conversion Option. The Borrower shall have the option in connection with the consummation of a Reorganization Plan that is satisfactory to the Lenders to require that the Term Loans be converted into an agreed upon percentage of the equity of Holdings at an agreed upon discount to the equity value set forth in the disclosure statement with respect to such Reorganization Plan, which such percentage and equity value shall be acceptable to the Lenders.~~[Reserved].

Section 2.21. Co-Borrowers.

(a)    Each of the Lead Borrower and the Co-Borrower accepts joint and several liability hereunder in consideration of the financial accommodation provided or to be provided by the Administrative Agent and the Lenders under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each of the Lead Borrower and the Co-Borrower and in consideration of the undertakings of the Lead Borrower and the Co-Borrower to accept joint and several liability for the obligations of each other.

(b)    Each of the Lead Borrower and the Co-Borrower shall be jointly and severally liable for the Obligations. Each of the Lead Borrower’s and the Co-Borrower’s obligations arising as a result of the joint and several liability of such Borrower hereunder, with respect to Term Loans made to the Lead Borrower hereunder, shall be separate and distinct obligations, but all such obligations shall be primary obligations of each of the Lead Borrower and the Co-Borrower.

(c)    Upon the occurrence and during the continuation of any Event of Default, the Administrative Agent and the Lenders may proceed directly and at once, without notice, against either the Lead Borrower or the Co-Borrower to collect and recover the full amount, or any portion of, the Obligations, without first proceeding against any other Borrower or any other Person, or against any security or collateral for the Obligations. Each of the Lead Borrower and the Co-Borrower waives, to the maximum extent permitted by law, all suretyship defenses and consents and agrees that the Administrative Agent and the Lenders shall be under no obligation to marshal any assets in favor of either the Lead Borrower or the Co-Borrower or against or in payment of any or all of the Obligations.

(d)    Each representation and warranty made on behalf of the Co-Borrower by the Lead Borrower shall be deemed for all purposes to have been made by the Co-Borrower and shall be binding upon and enforceable against the Co-Borrower to the same extent as if the same had been made directly by the Co-Borrower.

(e)    Any reference to the “Borrower” in this Agreement and in any other Loan Document means the Lead Borrower, individually, or the Lead Borrower and the Co-Borrower collectively, as the context may require; provided that (i) any reference in this Agreement and in any other Loan Document to the “Borrower and its Subsidiaries” (or phrases of like nature) shall be deemed to refer to the “Lead Borrower and its Subsidiaries” (as applicable and modified as necessary as the context requires), (ii) any reference in this Agreement and in any other Loan Document to the fiscal year or any fiscal quarter of the Borrower shall be deemed to refer to the fiscal year or the applicable fiscal quarter of the Lead Borrower and (iii) unless the context requires otherwise, any reference in this Agreement and in any other Loan Document to financial statements of the Borrower shall be deemed to refer to financial statements of the Lead Borrower.

(f)    For all purposes of this Agreement, the Co-Borrower hereby (i) authorizes the Lead Borrower to make such requests, give such notices or furnish such certificates to the Administrative Agent or the Lenders as may be required or permitted by this Agreement for the benefit of the Lead Borrower and the Co-Borrower and to give any consents on behalf of the Co-Borrower required by this Agreement and (ii) authorizes the Administrative Agent to treat such requests, notices, certificates or consents made, given or furnished by the Lead Borrower as having been made, given or furnished by the Lead Borrower and the Co-Borrower for purposes of this Agreement. Unless otherwise agreed to by the Administrative Agent or specified in this Agreement, the Lead Borrower shall be the only Person entitled to make, give or furnish such requests, notices, certificates or requests directly to the Administrative Agent or the Lenders for purposes of this Agreement. The Co-Borrower agrees to be bound by all such requests, notices, certificates and consents and other such actions by the Lead Borrower. In each case, the Administrative Agent and the Lenders shall be entitled to rely upon all such requests, notices, certificates and consents made, given or furnished by the Lead Borrower pursuant to the provisions of this Agreement or any other Loan Document as being made or furnished on behalf of, and with the effect of irrevocably binding, the Lead Borrower and the Co-Borrower.

ARTICLE III

CONDITIONS PRECEDENT TO EFFECTIVENESS AND FUNDING OF TERM LOANS

Section 3.1. Conditions To Effectiveness. ~~The obligations of the Lenders to make Term Loans~~This Agreement originally became effective in accordance with its terms on the Effective Date ~~shall not become effective until the date on which the Administrative Agent (or its counsel) shall have received the following (unless waived in accordance with Section 10.2):~~.

Section 3.2.    [Reserved].

~~(a) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder, under any other Loan Document and under the Fee Letter, for which invoices (including estimated expenses) have been presented to the Borrower.~~

~~(b) The Administrative Agent (or its counsel) shall have received the following:~~

~~(i) a counterpart of this Agreement signed by or on behalf of each party hereto;~~

~~(ii) duly executed Term Notes payable to those Lenders requesting the same;~~

~~(iii)     [intentionally omitted];~~

~~(iv)    [intentionally omitted];~~

~~(v)    the Security Agreements, together with (x) UCC financing statements and other applicable documents under the laws of the jurisdictions with respect to the perfection of the Liens granted thereunder, as required in order to perfect such Liens if not previously recorded and, subject to the terms of the Security Agreements, (y)(A) original stock certificates evidencing the issued and outstanding shares or quotas of Capital Stock pledged to the Administrative Agent pursuant to the First and Second Lien Security Agreement, subject to the terms of the First and Second Lien Security Agreement, and (B) stock powers or other appropriate instruments of transfer executed in blank related to the certificates referenced in clause (A) above;~~

~~(vi)    the English Security Documents, the Cayman Security Documents and the Panama Security Documents;~~

~~(vii)    a First Lien Aircraft Security Agreement in respect of the Aircraft set forth in Schedule 3.1(a) hereof and a Second Lien Aircraft Security Agreement in respect of the Aircraft set forth in Schedule 3.1(b) hereof;~~

~~(viii)    a certificate of the Secretary or Assistant Secretary (or, in the case of an English Loan Party, a director or member, as applicable, of such Loan Party) of each Loan Party attaching and certifying copies of its bylaws, memorandum and articles of association or equivalent and of the resolutions of its board of directors (other than with respect to the Loan Parties formed in Canada) (and in addition, in the case of British Helicopter Group Limited, resolutions of all of its shareholders) and, if applicable, shareholders, or partnership agreement or limited liability company agreement, or comparable organizational documents and authorizations, authorizing the execution and delivery of the Loan Documents to which it is a party and performance of its obligations thereunder and certifying the name, title and true signature of each officer of such Loan Party executing the Loan Documents to which it is a party;~~

~~(ix)    to the extent not delivered under clause (viii) above, copies of the articles or certificate of incorporation, certificate of organization or limited partnership, or other organizational documents of each Loan Party, together with certificates of good standing or existence, as may be available from the Secretary of State (or, in the case of a jurisdiction outside of the United States of America, the appropriate registry or authority) of the jurisdiction of organization of such Loan Party (other than BL Holdings II C.V.);~~

~~(x)    a favorable written opinion of (i) Baker Botts L.L.P., counsel to the Loan Parties, (ii) Davis Polk & Wardwell London LLP (with regard to English law), counsel to the Lenders, (iii) Phelps Dunbar LLP (with regard to Louisiana law), counsel to the Loan Parties, (iv) Davis Wright Tremaine LLP (with regard to Alaska law), counsel to the Loan Parties, (v) Conyers Dill & Pearman (with regard to Cayman law), counsel to the Lenders, (vi) Gilchrist Aviation (with respect to aviation matters), counsel to the Loan Parties, (vii) ARIFA (with regard to Panama law), counsel to the Loan Parties and (viii) NautaDutilh N.V. (with regard to Dutch law), counsel to the Lenders, addressed to the Administrative Agent and each of the Lenders, and covering such matters relating to certain of the Loan Parties, the Loan Documents and the transactions contemplated therein as the Administrative Agent shall reasonably request (but excluding, for the avoidance of doubt, any opinion as to non-contravention with other agreements);~~

~~(xi) [intentionally omitted];~~

~~(xii)    a certificate dated the Effective Date and signed by a Responsible Officer, certifying that (x) no Default or Event of Default exists and (y) all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the Effective Date, except to the extent such representations and warranties are limited to an earlier date, in which case they are true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;~~

~~(xiii) [intentionally omitted];~~

~~(xiv)    certified copies of all consents, approvals, authorizations, registrations and filings and orders required to be made or obtained under any Requirement of Law, or by any Contractual Obligation of each Loan Party, in connection with the execution, delivery, performance, validity and enforceability of the Loan Documents or any of the transactions contemplated thereby, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired, and no investigation or inquiry by any Governmental Authority regarding the Term Loan Commitments or any transaction being financed with the proceeds thereof shall be ongoing;~~

~~(xv) [reserved];~~

~~(xvi)    the Loan Parties shall have consummated the Specified Aircraft Transactions described in clause (ii) of the definition thereof;~~

~~(xvii) a duly executed funds disbursement agreement;~~

~~(xviii)    (i) The Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001) the “PATRIOT Act”) at least three (3) Business Days prior to the Effective Date; provided that such information has been reasonably requested by the Administrative Agent at least five (5) Business Days prior to the Effective Date and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five days prior to the Effective Date, any Lender that has requested, in a written notice to the Borrower at least 10 days prior to the Effective Date, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (ii) shall be deemed to be satisfied);~~

~~(xix) Semi-Annual Cash Flow Forecast for Holdings and its Subsidiaries dated as of a date not more than 5 Business Days prior to the Effective Date covering the 26 week period following the Effective Date.~~

~~(c)    No action, suit, investigation or proceeding shall be pending or threatened in any court or before any arbitrator or Governmental Authority that could reasonably be expected to have a Material Adverse Effect.~~

~~(d)    The Borrower shall have retained a financial advisor acceptable to the Lenders (it being understood that Houlihan Lokey has been retained and is acceptable) and the Lenders shall have been provided reasonable access to such financial advisor.~~

~~Section 3.2. Delivery of Documents. All of the Loan Documents, certificates, legal opinions and other documents referred to in this Article III, unless otherwise specified, shall be delivered to the Administrative Agent (or its counsel) for the account of each of the Lenders and, except for the Term Notes, in sufficient counterparts or copies for each of the Lenders and shall be in form and substance reasonably satisfactory in all respects to the Administrative Agent.~~

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Administrative Agent and each Lender as follows as of the Amendment No. 5 Effective Date:

Section 4.1. Existence; Power. Each of the Borrower and its Subsidiaries (i) is duly organized, incorporated, validly existing and in good standing as a corporation, company, partnership, exempted company, limited liability partnership or limited liability company under the laws of the jurisdiction of its organization or incorporation, as the case may be, (ii) has all requisite power and authority to carry on its business as now conducted, and (iii) is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, in each case, except where a failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect.

Section 4.2. Organizational Power; Authorization. The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party are within such Loan Party’s organizational or corporate powers and have been duly authorized by all necessary organizational or corporate, and if required, shareholder, partner or member, action, as the case may be. This Agreement has been duly executed and delivered by the Borrower, and constitutes, and each other Loan Document to which any Loan Party is a party, when executed and delivered by such Loan Party, will constitute, valid and binding obligations of the Borrower or such Loan Party (as the case may be), enforceable against it in accordance with their respective terms, except as may be limited by Bankruptcy Law or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

Section 4.3. Governmental Approvals; No Conflicts. The execution, delivery and performance by the Borrower of this Agreement, and by each Loan Party of the other Loan Documents to which it is a party (a) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (b) will not violate any Requirements of Law applicable to the Borrower or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority, (c) will not violate or result in a default under any indenture ~~(subject to Section~~

~~10.17)~~, material agreement or other material instrument binding on the Borrower or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries prohibited hereunder.

Section 4.4. Financial Statements, No Material Adverse Effect. Except as heretofore disclosed to the Lenders, the audited consolidated balance sheet of the Borrower and its Subsidiaries as of March 31, ~~2018~~2019 and the related consolidated statements of income, shareholders’ equity and cash flows for the Fiscal Year then ended fairly present in all material respects the consolidated financial condition of the Borrower and its Subsidiaries as of such dates and the consolidated results of operations for such periods in conformity with GAAP consistently applied. The financial projections ~~(including the Cash Flow Forecasts)~~ and estimates and information of a general economic nature prepared by or on behalf of the Borrower or any of its representatives, and that have been made available to any Lenders or the Administrative Agent in connection with the Term Loan Facility or the other transactions contemplated hereby (i) have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable as of the date thereof (it being understood that actual results may vary materially from such Projections and estimates), as of the date such Projections and estimates were furnished to the Lenders and as of the Effective Date, and (ii) as of the Effective Date, have not been modified in any material respect by the Borrower.

Section 4.5. Litigation and Environmental Matters. (a) No litigation, investigation or proceeding of or before any arbitrators or Governmental Authorities is pending against or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries as to which there is a reasonable possibility of an adverse determination that could reasonably be expected to have a Material Adverse Effect.

(b)     Neither the Borrower nor any of its Subsidiaries (i) has become subject to any Environmental Liability, (ii) has received notice of any claim with respect to any Environmental Liability or (iii) knows of any basis for any Environmental Liability except, in each case, where the failure to so comply or such Environmental Liability could not reasonably be expected to have a Material Adverse Effect.

Section 4.6. Compliance with Laws and Agreements. The Borrower and each Subsidiary is in compliance with (a) all Requirements of Law (except with respect to the rules of the Securities and Exchange Commission insofar as the Borrower has not yet filed its ~~Annual Report on Form 10-K for the Fiscal Year ended March 31, 2019 and its~~ Quarterly Report on Form 10-Q for the Fiscal Quarter ended June 30, 2019) and all judgments, decrees and orders of any Governmental Authority and (b) all material indentures, material agreements or other material instruments ~~(in the case of a Debtor, other than any of the foregoing constituting Prepetition Debt solely on account of the Debtors’ proceeding under chapter 11 of the Bankruptcy Code and that is subject to the automatic stay, the entry into this Agreement and the granting of Liens thereunder or as described under clauses (2) or (3) below)~~ binding upon it or its properties, except in each case where non-compliance could not reasonably be expected to result in a Material Adverse Effect or with respect to any default which may exist as a result of ~~(1) the filing of the Cases (with respect to non-Debtors), (2)~~ the Borrower’s failure to timely provide its financial statements for the Fiscal ~~Year ending March 31, 2019 or the Fiscal~~ Quarter ending June 30, 2019 ~~or (3) any net liability position which may exist at Bristow Helicopters Ltd or Bristow Norway AS on the Amendment No. 3 Effective Date.~~

Section 4.7. Investment Company Act, Etc. Neither the Borrower nor any of its Subsidiaries is (a) an “investment company” or is “controlled” by an “investment company”, as such terms are defined in, or subject to regulation under, the Investment Company Act of 1940, as amended, (b) otherwise subject to any other regulatory requirement limiting its ability to incur or guarantee Indebtedness or grant security interests in its property to secure such Indebtedness or requiring any approval or consent from or registration or filing with, any Governmental Authority in connection therewith.

Section 4.8. Taxes; Fees. (i) For purposes of determining withholding Taxes imposed under FATCA, from and after the Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Term Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). The Borrower and its Subsidiaries have timely filed or caused to be filed all federal income tax returns and all other material tax returns that are required to be filed by them, and have paid all taxes shown to be due and payable on such returns or on any assessments made against it or its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority, except (a) where being contested in good faith by appropriate proceedings and subject to maintenance of adequate reserves, (b) to the extent that the failure to file such tax returns or pay such taxes could not reasonably be expected to have a Material Adverse Effect or (c) to the extent otherwise excused or prohibited by the Bankruptcy Code and for which payment has not otherwise been required by the Bankruptcy Court. No Loan Party is included in a fiscal unity (fiscale eenheid) for Dutch tax purposes.

Section 4.9. Margin Regulations. None of the proceeds of any of the Term Loans will be used, directly or indirectly, for “purchasing” or “carrying” any “margin stock” with the respective meanings of each of such terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect (“Regulation U”) or for any purpose that violates the provisions of Regulation U. Neither the Borrower nor its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying “margin stock.”

Section 4.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans, except in each case where any such excess amount could not reasonably be expected to have a Material Adverse Effect. Other than the Bristow Staff Pension Scheme, neither the Borrower nor any Subsidiary has an employer (for purposes of ss38-51 Pensions Act 2004) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the Pension Schemes Act 1993) or “connected” with or an “associate” of (as those terms are used in ss38 or 43 Pensions Act 2004) such an employer.

Section 4.11. Ownership of Property. (a) Each of the Borrower and its Subsidiaries has good title to, or valid leasehold interests in, all of its real and personal property material to the operation of its business, including all such properties reflected in the audited consolidated balance sheet of the Borrower referred to in Section 4.4 or purported to have been acquired by the Borrower or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business or permitted by the Loan Documents), in each case free and clear of Liens prohibited by this Agreement, except where such failure could not reasonably be expected to have a Material Adverse Effect.

(b)    Each of the Borrower and its Subsidiaries owns, or is licensed, or otherwise has the right, to use, free from burdensome restrictions, all material patents, trademarks, service marks, trade names, copyrights and other intellectual property, except where such failure could not reasonably be expected to have a Material Adverse Effect, and the use thereof by the Borrower and its Subsidiaries does not infringe on the rights of any other Person, except where such infringement could not reasonably be expected to result in a Material Adverse Effect.

(c)    The properties of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies which are not Affiliates of the Borrower (other than Kingsmill Insurance Company Limited), in such amounts with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or any applicable Subsidiary operates.

Section 4.12. Disclosure. (a) Each of the Borrower and its Subsidiaries has good title to, or valid leasehold interests in, all of its real and personal property material to the operation of its business, including all such properties reflected in the audited consolidated balance sheet of the Borrower referred to in Section 4.4 or purported to have been acquired by the Borrower or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business or permitted by the Loan Documents), in each case free and clear of Liens prohibited by this Agreement, except where such failure could not reasonably be expected to have a Material Adverse Effect.

(b) As of the date hereof, to the best knowledge of the Borrower, the information included in the Beneficial Ownership Certification provided on or prior to the date hereof to any Lender in connection with this Agreement is true and correct in all material respects.

Section 4.13. Labor Relations. There are no material labor disputes against the Borrower or any of its Subsidiaries, or, to the Borrower’s knowledge, threatened against or affecting the Borrower or any of its Subsidiaries, and no significant claims of unfair labor practices, charges or grievances are pending against the Borrower or any of its Subsidiaries, or to the Borrower’s knowledge, threatened against any of them before any Governmental Authority that would reasonably be expected to result in a Material Adverse Effect.

Section 4.14. Subsidiaries. Schedule 4.14 sets forth the name of, the ownership interest of the Borrower in, the jurisdiction of incorporation or organization of, and the type of, each Subsidiary and identifies each Subsidiary that is a Guarantor, in each case as of the Amendment No. 5 Effective Date.

Section 4.15. ~~[Intentionally omitted].~~Insolvency . Immediately after giving effect to the effectiveness of Amendment No. 5 to this Agreement and the substantial consummation of the Reorganization Plan, the Borrower and its Subsidiaries, taken as a whole, will not be “insolvent, ” within the meaning of such terms as defined in section 101 of the Bankruptcy Code, or be unable to pay their debts generally as such debts become due, or have an unreasonably small capital to engage in any business or transaction, whether current or contemplated.

Section 4.16. OFAC. None of the Borrower, any of its Subsidiaries, any of their respective directors or executive officers or, to their knowledge, any of their respective non-executive officers is a Sanctioned Person.

Section 4.17. Compliance with Patriot Act and Other Laws. The Borrower and its Subsidiaries are in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) all applicable provisions of Title III of the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001).

Section  4.18. U.S. Security Documents. The U.S. Security Documents are effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in all right, title and interest of the Loan Parties party to the U.S. Security Documents in the Collateral (as defined in the applicable U.S. Security Document) and, (i)  when financing statements in appropriate form are filed in the offices specified on Schedule 2 to the Perfection Certificate, the security interest created by the U.S. Security Documents shall constitute a perfected Lien on, and security interest in, all right, title and interest of the Loan Parties party thereto in such Collateral (other than the intellectual property and other than any portion of such Collateral in which a security interest cannot be perfected by filing a financing statement under the Uniform Commercial Code as in effect at the relevant time in the relevant jurisdiction), (ii) upon the timely filing and recordation of the Trademark Security Agreement in the United States Patent and Trademark Office, together with the payment of all filing and recordation fees associated therewith, and the taking of all actions required under the law of the jurisdiction of location of each Loan Party organized in the United States (as determined pursuant to Section 9-307 Uniform Commercial Code) party to the Trademark Security Agreement with respect to the perfection of a security interest in such intangible property, the Administrative Agent will have a perfected security interest (for the ratable benefit of the Secured Parties) in the United States registered trademarks and applications therefor (but excluding any “intent to use” applications) specified on Schedule 12 to the Perfection Certificate, and (iii) upon delivery to the Administrative Agent (for the ratable benefit of the Secured Parties) in the State of New York of the certificates identified on Schedule 10 to the Perfection Certificate, indorsed in blank or to the Administrative Agent by an effective indorsement or accompanied by stock powers with respect thereto indorsed in blank by an effective indorsement, the Administrative Agent will have a perfected security interest (for the ratable benefit of the Secured Parties) in such certificates under the Uniform Commercial Code to the extent they are “securities ” (as such term is defined in Section 8-102(a)(15) of the Uniform Commercial Code), in each case prior and superior in right to any Lien granted in favor of any Person that is prohibited hereunder.

Section  4.19. ~~Section 4.18.~~ English Security Documents. Subject to the Legal Reservations and Perfection Requirements, the English Security Documents are effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, legal, valid, enforceable and, upon the making of the filings and the taking of the actions required under the terms of the Loan Documents, perfected Liens on, and security interests in, all right, title and interest of the Loan Parties that are party thereto in the Collateral over which Liens are expressed to be created thereunder.

Section  4.20. Cayman Security Documents. Subject to the Legal Reservations and Perfection Requirements, the Cayman Security Documents are effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, legal, valid, enforceable and, upon the making of the filings and the taking of the actions required under the terms of the Loan Documents, perfected Liens on, and security interests in, all right, title and interest of the Loan Parties that are party thereto in the Collateral over which Liens are expressed to be created thereunder.

Section  4.21. Panama Security Documents. Subject to the Legal Reservations and Perfection Requirements, the Panama Security Documents are effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, legal, valid, enforceable and, upon the making of the filings and the taking of the actions required under the terms of the Loan Documents, perfected Liens on, and security interests in, all right, title and interest of the Loan Parties that are party thereto in the Collateral over which Liens are expressed to be created thereunder.

Section  4.22. ~~Section 4.19.~~ Netherlands Security Documents. Subject to the Legal Reservations and Perfection Requirements, the Netherlands Security Documents are effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in each of the Netherlands Security Documents) and the security interest created by the Netherlands Security Documents shall constitute a perfected Lien on the Collateral (as defined in each of the Netherlands Security Documents), in each case prior and superior in right to any Lien in favor of any other Person that is prohibited hereunder.

Section 4.23. ~~Section 4.20.~~ EEA Financial Institution; Other Regulations. No Loan Party is an EEA Financial Institution.

Section  4.24. ~~Section 4.21.~~ Material Contracts. Each Material Contract of the Borrower or any of its Subsidiaries is in full force and effect and is the legal, valid and binding obligation of the Borrower or such Subsidiary, as applicable, and each other party thereto, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. No default (after giving effect to any grace or cure period with respect thereto and consummation of the Reorganization Plan) has occurred and is continuing under any Material Contract entered into prior to the Effective Date other than any defaults caused by ~~(1) the filing of the Cases (2)~~ the Borrower’s failure to timely provide its financial statements for the Fiscal ~~Year ending March 31, 2019 or the Fiscal~~ Quarter ending June 30, 2019 ~~or (3) any net liability position which may exist at Bristow Helicopters Ltd or Bristow Norway AS on the Amendment No. 3 Effective Date~~.

Section  4.25. ~~Section 4.22.~~ Aircraft Interests. Each Grantor (as defined in the applicable Aircraft Security Agreement) has full title of each Airframe, Engine and Spare Engine (each as defined in the applicable Aircraft Security Agreement) as described in the applicable Aircraft Security Agreement, subject to Permitted Collateral Liens. Neither any Owner nor any sublessee in connection with a Disclosed Existing Sublease has granted to any person other than the Administrative Agent an International Interest, national interest, Prospective International Interest, lien, de- registration power of attorney or a de-registration and export request authorization with respect to any Aircraft, Airframe, Engine or Spare Engine other than any Permitted Collateral Liens.

Section  4.26. ~~Section 4.23.~~ Aircraft Operator. Each Aircraft is operated by a duly authorized and certificated air carrier in good standing under applicable law, who has complied with and satisfied all of the requirements of and is in good standing with the applicable Aviation Authority, so as to enable compliance with this Agreement, and to otherwise lawfully operate, possess, use and maintain the applicable Aircraft in accordance with the Loan Documents.

ARTICLE V

AFFIRMATIVE COVENANTS

Each Loan Party covenants and agrees that so long as any Lender has a Term Loan Commitment hereunder or any Obligation remains unpaid or outstanding:

Section 5.1. Financial Statements and Other Information. The Borrower will deliver to the Administrative Agent and each Lender:

(a)    as soon as available and in any event within ~~90~~120 days after the end of each Fiscal Year of the Borrower (~~and, in the case of~~commencing with the Fiscal Year ending March 31, ~~2019, by October 31, 2019~~2020), a copy of the annual audit report for such Fiscal Year for the Borrower and its Subsidiaries, containing a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, stockholders’ equity and cash flows (together with all footnotes thereto) of the Borrower and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, accompanied by an opinion from the Borrower’s certified public accountant stating that such financial statements fairly present in all material respects the financial condition and the results of operations of the Borrower and its Subsidiaries for such Fiscal Year on a consolidated basis in accordance with GAAP (provided that~~, after the conclusion of the Cases,~~ such consolidated statements shall be audited and certified without “going concern” or other qualification, exception or assumption and without qualification or assumption as to the scope of such audit as conducted in accordance with GAAP, by an independent public accounting firm of nationally recognized standing, or otherwise reasonably acceptable to the Administrative Agent); ~~provided, that a breach by the Borrower of this Section 5.1(a) with respect to the Fiscal Year ending March 31, 2019 shall not be subject to the 30 day cure period set forth in Section 8.1(f) hereof;~~

(b)    as soon as available and in any event within ~~45~~60 days after the end of each Fiscal Quarter of the Borrower, commencing with the Fiscal Quarter ending June 30, 2019 (~~and~~or in the case of the Fiscal Quarter ending June 30, 2019 or the Fiscal Quarter ending September 30, 2019, by December 31, 2019), an unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter and the related unaudited consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such Fiscal Quarter and the then elapsed portion of such Fiscal Year, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of Borrower’s previous Fiscal Year; ~~provided, that a breach by the Borrower of this Section 5.1(b) with respect to the Fiscal Quarter ending June 30, 2019 or the Fiscal Quarter ending September 30, 2019 shall not be subject to the 30 day cure period set forth in Section 8.1(f) hereof;~~

(c)    ~~as soon as available and in any event within 20 Business Days after the end of each month, commencing with the month ended May 31, 2019, an unaudited consolidated~~

~~balance sheet of the Borrower and its Subsidiaries as of the end of such month and the related unaudited consolidated statements of income of the Borrower and its Subsidiaries for such month and the then elapsed portion of such Fiscal Year.~~[reserved ];

(d)     concurrently with the delivery of the financial statements referred to in clauses (a)~~,~~ and (b~~) and (c~~) above, a Compliance Certificate signed by the chief financial officer or chief accounting officer or treasurer or controller of the Borrower (~~a~~1) certifying as to the accuracy of such financial statements and (~~b~~2) certifying as to whether there exists a Default or Event of Default on the date of such certificate, and if a Default or an Event of Default exists, specifying the details thereof and the action which the Borrower has taken or proposes to take with respect thereto;

(e)    promptly following any reasonable request therefor, (i) such other information regarding the results of operations, business affairs and financial condition of the Borrower or any Subsidiary as the Administrative Agent or any Lender may reasonably request and (ii) information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation;

(f)     [reserved]; and

(g)     [reserved].

~~(f)    on or before the last Business Day at the end of every second week, commencing with the week ending May 24, 2019, a variance report (each, a “Variance Report”) for the immediately preceding week(s) included in the latest Semi-Annual Cash Flow Forecast previously delivered prior to such date pursuant to Section 3.1(b)(xix) or 5.1(g) signed by the chief financial officer or treasurer or controller of the Borrower, (A) showing, for each week, actual total cash receipts, disbursements, net cash flow, professional fees and capital expenditures, (B) noting therein cumulative variances from projected values set forth for such periods in the relevant Semi-Annual Cash Flow Forecast, (C) providing an explanation for all material variances and in form and substance reasonably satisfactory to the Administrative Agent acting at the direction of the Required Lenders and (D) setting forth in reasonable detail calculations, made consistent with the terms of this Agreement and otherwise using customary methods, demonstrating compliance with Section 6.1; and~~

~~(g)    on or before the last Business Day at the end of every 4-week period, commencing June 7, 2019, a Semi-Annual Cash Flow Forecast reasonably satisfactory to the Lenders.~~

So long as the Borrower is required to file periodic reports under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, the Borrower’s obligation to deliver the financial statements referred to in clauses (a) and (b) shall be deemed satisfied upon the filing of such financial statements in the EDGAR system and the giving by the Borrower of notice to the Lenders and the Administrative Agent as to the public availability of such financial statements from such source.

Section 5.2. Notices of Material Events. The Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following:

(a)    the occurrence of any Default or Event of Default;

(b)     any litigation or governmental proceeding of the type described in Section 4.5;

(c)    the occurrence of any default or event of default, or the receipt by Borrower or any of its Subsidiaries of any written notice of an alleged default or event of default, in respect of any other Indebtedness in an aggregate principal amount exceeding $15,000,000 of the Borrower or any of its Subsidiaries;

(d)    ~~other than the commencement of the Cases,~~ the occurrence of any event that has had or could reasonably be expected to have, a Material Adverse Effect; and

(e)    any change (i) in any Loan Party’s legal name, (ii) in any Loan Party’s chief executive office or its principal place of business, (iii) in any Loan Party’s identity or legal structure, (iv) in any Loan Party’s federal taxpayer identification number or organizational number or (v) in any Loan Party’s jurisdiction of organization or incorporation, in each case within thirty (30) days thereafter.

Each notice delivered under this Section 5.2 shall be accompanied by a written statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Section 5.3. Existence; Conduct of Business. ~~Subject to Bankruptcy Law, the terms of the DIP Order and any required approvals by the Bankruptcy Court with respect to each Debtor, each~~Each Loan Party will, and will cause each of its Subsidiaries to do, or cause to be done all things necessary to preserve, renew and maintain in full force and effect its legal existence and its respective rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business and will continue to engage in the business of providing helicopter services or such other businesses or services (including other aircraft services) that are reasonably related to the foregoing; provided, that nothing in this Section 5.3 shall prohibit any merger, consolidation, liquidation, Division or dissolution permitted under Section 7.3 or not subject to restriction under Section 7.3.

Section 5.4. Compliance with Laws, Etc. ~~Except as otherwise excused by Bankruptcy Law with respect to each Debtor, each~~Each Loan Party will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and requirements of any Governmental Authority applicable to its business and properties, including, without limitation, all Environmental Laws, ERISA and OSHA, except where the failure to do so, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Section 5.5. Payment of Obligations. ~~Subject to Bankruptcy Law, the terms of the DIP Order and any required approvals by the Bankruptcy Court with respect to each Debtor, each~~Each Loan Party will, and will cause each of its Subsidiaries to, pay and discharge at or before maturity, all of its obligations and liabilities (~~or, in the case of the Debtors, post-petition obligations and liabilities) (~~including without limitation all Environmental Liabilities, taxes, assessments and other governmental charges, levies and all other claims that could result in a statutory Lien) before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, and the applicable Loan Party or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP or (b) the failure to make payment could not reasonably be expected to result in a Material Adverse Effect. No Loan Party shall be included in a fiscal unity (fiscale eenheid) for Dutch tax purposes, unless with the prior consent of the Administrative Agent.

Section 5.6. Books and Records. Each Loan Party will, and will cause each of its Subsidiaries to, keep proper books of record and account customary in the businesses of each Loan Party and its Subsidiaries and otherwise required to be maintained by publicly held companies, in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities to the extent necessary to prepare the consolidated financial statements of Borrower in conformity with GAAP.

Section 5.7. Visitation, Inspection, Etc. Each Loan Party will, and will cause each of its Subsidiaries to, permit any representative of the Administrative Agent or any Lender, to visit and inspect its properties, to examine its books and records and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with any of its officers and with its independent certified public accountants, all at such reasonable times and as often as the Administrative Agent or any Lender (if an Event of Default exists) may reasonably request after reasonable prior notice to the Borrower; provided, however, if any Default or Event of Default has occurred and is continuing, no prior notice shall be required. Each Loan Party will permit any representative of the Administrative Agent, or any Lender (if an Event of Default exists), to visit and inspect its properties and to conduct audits of the Collateral (including any third party evaluations by HeliValue$ or other similar auditor of aircraft granted as collateral), all at such reasonable times as the Administrative Agent may reasonably request after reasonable prior notice to the Borrower; provided, however, if a Default or an Event of Default has occurred and is continuing, no prior notice shall be required and no limitations as to times or frequency shall apply.

Section 5.8. Maintenance of Properties; Insurance. Each Loan Party at all times will, and will cause each of its Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted and subject to force majeure, (b) maintain with financially sound and reputable insurance companies (i) insurance with respect to its properties and business, and the properties and business of its Subsidiaries, against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses operating in the same or similar locations and (ii) furnish to the Administrative Agent no more frequently than annually a certificate of an Responsible Officer of Borrower setting forth the nature and extent of all insurance maintained by Borrower and its Subsidiaries in accordance with this Section, and (c) subject to Section 5.18, name the Administrative Agent as additional insured on liability insurance policies of the Borrower and its Subsidiaries and as lender loss payee (pursuant to the lender loss payee endorsement approved by the Administrative Agent) on all casualty and property insurance policies of the Borrower and its Subsidiaries in each case, as appropriate respecting the Collateral.

Section 5.9. Use of Proceeds. The proceeds of the Term Loans shall be used ~~as~~ solely ~~in accordance with the Semi-Annual Cash Flow Forecast; provided however, no proceeds of the Term Loans shall be transferred or distributed by any Person listed on Schedule 8.1 prior to (i) the occurrence of the Petition Date and (ii) the entry by the Bankruptcy Court of a Cash Management Order and a Cash Collateral Order.~~for working capital and general corporate   purposes.

Section 5.10. Additional Subsidiaries. (a) ~~Subject to Bankruptcy Law, the terms of the DIP Order and any required approvals by the Bankruptcy Court with respect to each Debtor, in~~In the event that, subsequent to the Effective Date, any Direct Wholly Owned Domestic Subsidiary becomes a Significant Subsidiary, whether pursuant to an acquisition or otherwise, (x) within twenty (20) Business Days after the date such Direct Wholly Owned Domestic Subsidiary becomes a Significant Subsidiary, the Borrower shall notify the Administrative Agent and the Lenders thereof and (y) within twenty (20) Business Days thereafter, the Borrower shall cause such Direct Wholly Owned Domestic Subsidiary to Guarantee the Obligations pursuant to Article XI. In addition, to the extent the Capital Stock of such Direct Wholly Owned Domestic Subsidiary is not already pledged, within twenty (20) Business Days after the date that the Borrower gives the Administrative Agent and the Lenders notice that such Direct Wholly Owned Domestic Subsidiary has become a Significant Subsidiary, the Borrower shall pledge all of the Capital Stock of such Direct Wholly Owned Domestic Subsidiary to the Administrative Agent as security for the Obligations by executing and delivering an amendment or supplement to the ~~First and Second Lien~~U.S. Security Agreement, in form and substance satisfactory to the Administrative Agent, and to deliver the original stock certificates, if any, evidencing such Capital Stock to the Administrative Agent ~~(or, in the case of Shared Collateral, the Existing Collateral Agent, as bailee for the Administrative Agent in accordance with the terms of the Intercreditor Agreement)~~, together with appropriate stock powers executed in blank.

(b)     Subject to ~~Bankruptcy Law, the terms of the DIP Order and any required approvals by the Bankruptcy Court with respect to each Debtor, subject to~~ Section 7.13, in the event that, subsequent to the Effective Date, any Person becomes a Direct Wholly Owned Foreign Subsidiary of the Borrower, whether pursuant to an acquisition or otherwise, (x) the Borrower shall promptly notify the Administrative Agent and the Lenders thereof and (y) no later than twenty (20) Business Days after such Person becomes a Direct Wholly Owned Foreign Subsidiary, or if the Administrative Agent determines in its sole discretion that the Borrower is working in good faith, such longer period as the Administrative Agent shall permit (not to exceed thirty (30) additional days), the Borrower shall, or shall cause the owner of the Capital Stock of such Person to, (i) pledge 100% of the Capital Stock of such Direct Wholly Owned Foreign Subsidiary to the Administrative Agent as security for the Obligations pursuant to an amendment or supplement to the ~~First and Second Lien~~U.S. Security Agreement, or a separate pledge agreement, in either case in form and substance reasonably satisfactory to the Administrative Agent, (ii) deliver the original stock certificates evidencing such pledged Capital Stock, together with appropriate stock powers executed in blank, to the Administrative Agent ~~(or, in the case of Shared Collateral, the Existing Collateral Agent), and (iii)~~ , and (iii) if requested by the  Administrative Agent, deliver all such other documentation (including without limitation, lien searches, legal opinions and certified organizational documents) and to take all such other actions as Borrower would have been required to deliver and take pursuant to Section 3.1 of this Agreement of this Agreement as in effect immediately prior to the Amendment No. 5 Effective Date if such Direct Wholly Owned Foreign Subsidiary had been a Direct Wholly Owned Foreign Subsidiary on the Effective Date. In addition, in the event that, subsequent to the Amendment No. 5 Effective Date and on or prior to March 31, 2020, any Person becomes a Wholly Owned Subsidiary organized in England and Wales, the Cayman Islands or any other jurisdiction acceptable to the Required Lenders, the Borrower may choose to cause such Wholly Owned Subsidiary to become a Loan Party and to Guarantee the Obligations pursuant to Article XI by (i)  giving prompt notice of such election to the Administrative Agent, (ii) pledging all of the Capital Stock of such Wholly Owned Subsidiary to the Administrative Agent as security for the Obligations by executing and delivering an amendment or supplement to the U.S. Security Agreement, in form and substance satisfactory to the Administrative Agent, (iii) delivering the original stock certificates, if any, evidencing such Capital Stock to the Administrative Agent, together with appropriate stock powers executed in blank, (iv) delivering such other Security Documents to the Administrative Agent as shall be necessary or appropriate to maintain the creation and perfection of Liens on the assets of such Wholly Owned Subsidiary of the type included in the Collateral (including, for the avoidance of doubt, any Collateral transferred to such Wholly Owned Subsidiary) and (v) if requested by the Administrative Agent, deliver all such other documentation (including without limitation, lien searches, legal opinions and certified organizational documents) and to take all such other actions as Borrower would have been required to deliver and take pursuant to Section 3.1 ~~if such Direct~~of this Agreement as in effect immediately prior to the Amendment No. 5 Effective Date if such Wholly Owned ~~Foreign~~ Subsidiary had been a ~~Direct Wholly Owned Foreign Subsidiary~~ Loan Party on the Effective Date.

(c)    Subject to ~~Bankruptcy Law, the terms of the DIP Order and any required approvals by the Bankruptcy Court with respect to each Debtor, subject to~~ Section 7.13, if the Borrower forms or acquires any Direct Wholly Owned Domestic Subsidiary after the Effective Date, no later than twenty (20) Business Days after the date of formation or acquisition of such Direct Wholly Owned Domestic Subsidiary, or if the Administrative Agent determines in its sole discretion that the Borrower is working in good faith, such longer period as the Administrative Agent shall permit (not to exceed thirty (30) additional days), the Borrower shall pledge all of the Capital Stock of such newly formed or acquired Direct Wholly Owned Domestic Subsidiary to the Administrative Agent as security for the Obligations by executing and delivering an amendment or supplement to the ~~First and Second Lien~~U.S. Security Agreement, in form and substance satisfactory to the Administrative Agent, and to deliver the original stock certificates, if any, evidencing such Capital Stock, together with appropriate stock powers executed in blank, to the Administrative Agent ~~(or, in the case of Shared Collateral, the Existing Collateral Agent, as bailee for the Administrative Agent in accordance with the terms of the Intercreditor Agreement following the execution thereof)~~.

(d)    ~~Subject to Bankruptcy Law, the terms of the DIP Order and any required approvals by the Bankruptcy Court with respect to each Debtor, the~~The Borrower agrees that, following the delivery of any Security Documents required to be executed and delivered under this Section 5.10, the Administrative Agent shall have a valid and enforceable perfected Lien on the property required to be pledged pursuant to clauses (a), (b) and (c) above, in each case prior and superior in right to any Lien granted in favor of any Person that is prohibited hereunder. All actions to be taken pursuant to this Section 5.10 shall be at the expense of the Borrower or the applicable Loan Party, and shall be taken to the reasonable satisfaction of the Administrative Agent.

Section 5.11. Further Assurances, Additional Collateral.

(a)    As set forth in Section 5.12, the Borrower and the Guarantors shall grant Liens as promptly as practicable on Aircraft Collateral and Aircraft-Related Collateral (except to the extent constituting an Excluded Asset). With respect to any such aircraft subject to a contract for purchase or construction and any applicable Aircraft-Related Collateral, such aircraft and its related Aircraft-Related Collateral shall not be deemed to be “acquired” until such time that the Borrower or a Guarantor takes both physical possession and title thereto.

(b)    ~~Subject to Bankruptcy Law, the terms of the DIP Order and any required approvals by the Bankruptcy Court with respect to each Debtor, except~~Except as otherwise provided herein, the Borrower and each of the Guarantors shall do or cause to be done all acts and things that may be required, or that the Administrative Agent from time to time may reasonably request, to assure and confirm that the Administrative Agent holds, for the benefit of the Secured Parties, duly created and enforceable and perfected Liens upon the Collateral

(including any acquired property or other property required by this Agreement or any Security Document to become, Collateral after the Effective Date), in each case, as contemplated by, and with the Lien priority required under, the Loan Documents, and in connection with any merger, consolidation or sale of assets of the Borrower or any Guarantor, the property and assets of the Person which is consolidated or merged with or into the Borrower or any Guarantor, to the extent that they are property or assets of the types which would constitute Collateral under the Security Documents, shall be treated as after-acquired property and the Borrower or such Guarantor shall take such action as may be reasonably necessary to cause such property and assets to be made subject to Liens, in the manner and to the extent required under the Security Documents.

(c)    The Borrower will, and will cause each Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), that the Administrative Agent or the Required Lenders may reasonably request, to ensure that the Collateral granted to the Administrative Agent for the benefit of the Secured Parties encompasses those assets agreed between the Borrower and the Lenders prior to the Effective Date with the applicable lien perfection.

(d)    Without limiting the foregoing, at any time and from time to time, the Borrower and each of the Guarantors shall promptly execute, acknowledge and deliver such Security Documents, instruments, certificates, financing statements, notices and other documents, and take such other actions as shall be reasonably required, or that the Administrative Agent may reasonably request, to create, perfect, protect, assure or enforce the Liens and benefits intended to be conferred, in each case as contemplated by the Security Documents for the benefit of the Secured Parties.

(e)    Notwithstanding anything to the contrary contained herein or in any other Loan Document, Liens on the Collateral will not be required to be perfected if such Liens cannot be perfected by performing the Perfection Requirements with respect to the Foreign Security Documents, the filing of aircraft security agreements in the Aviation Registry of the Jurisdiction of Registration to the extent that under local law that causes perfection, the filings described in Section 4.18 of this Agreement, the filing of UCC-1 statements (including with respect to commercial tort claims), the ~~recording or filing of Aircraft Security Agreements or supplements thereto, the~~ execution and delivery of foreign collateral documents governed by the laws of an Applicable Foreign Jurisdiction and performing the Perfection Requirements in connection therewith, the delivery of certificates evidencing Capital Stock or promissory notes and ~~control agreements~~Control Agreements with respect to any deposit account ~~(if applicable~~or securities account (other than any De Minimis Account), and any reference in the Loan Documents to perfected Liens shall be a reference only to such methods of perfection.

(f)    To the extent any grant of security required hereby would require the execution and delivery of a Security Document (including any Security Document required by an Applicable Foreign Jurisdiction), the Borrower or such Guarantor shall execute and deliver such Security Document, together with related certificates and opinions with respect thereto, on substantially the same terms as the applicable Security Documents (if any) covering Collateral owned by the Borrower and Guarantors on the Effective Date.

(g)    Notwithstanding anything herein or in the Loan Documents to the contrary, neither the Borrower nor any Guarantor will be required to grant a security interest in any Excluded Asset.

(h)    Subject to Section 2.08 of the applicable Aircraft Security Agreement, Aircraft Substitutions shall be permitted after the Effective Date so long as the Borrower or the Guarantor that is the owner and pledgor of the Eligible Aircraft being substituted satisfies the conditions with respect thereto, as if such Eligible Aircraft had been Aircraft Collateral on the Effective Date, contemporaneously with the consummation of such Aircraft Substitution and takes such other actions in connection therewith as would otherwise have been required to be taken pursuant to this Article V and the Security Documents had the substituted Eligible Aircraft been Aircraft Collateral on the Effective Date.

(i)     No Loan Party that is organized in the United States (or any state or territory thereof) shall open or maintain any deposit accounts or securities accounts (other than Excluded Accounts and De Minimis Accounts) in the United States other than those listed on the Perfection Certificate or otherwise notified to the Administrative Agent prior to the Amendment No. 5 Effective Date and such other deposit accounts or securities accounts as such Loan Party shall open and maintain, in each case, that are subject to a Control Agreement with the applicable bank or securities intermediary and the Administrative Agent within (x) in the case of deposit accounts and securities accounts listed on the Perfection Certificate or in existence on the Amendment No. 5 Effective Date, 60 days of the Amendment No. 5 Effective Date and (y) in the case of deposit accounts and securities accounts opened after the Amendment No. 5 Effective Date, 30 days of opening such deposit accounts or securities accounts by such Loan Party (or, in the case of (x) and (y), such longer period as the Required Lenders may agree).

Section 5.12. Pledge of Aircraft and Aircraft Related Collateral.

(a)    Subject ~~to Bankruptcy Law, the terms of the DIP Order and any required approvals by the Bankruptcy Court with respect to each Debtor~~, in each case, to Section 5.18 and in each case to the extent such actions have not been taken on the Amendment No. 5 Effective Date ~~(without limiting Section 3.1)~~, the Borrower will, and will cause each Loan Party to, on or before the applicable Post-Closing Aircraft Liens Perfection Date (or such later time as reasonably agreed by the Administrative Agent acting at the direction of the Required Lenders), (i)    pledge the Aircraft Collateral set forth on Schedule 5.12(a) and Aircraft-Related Collateral related thereto, subject only to Aircraft Substitutions, pursuant to one or more Aircraft Security Agreements, or a separate mortgage or security documents, in each case in form and substance reasonably satisfactory to the Administrative Agent and (ii) file or cause to be filed such Aircraft Security Agreements with the ~~Federal Aviation Administration~~FAA or other applicable Governmental Authority; provided however, that, notwithstanding any provision of the Loan Documents, any parts, Engines or other components may be replaced on any such Aircraft Collateral as needed for the repair and upkeep of such Aircraft Collateral and in connection with the management of the fleet by the Loan Parties; provided such replacements are made pursuant to Section 2 of the applicable Aircraft Security Agreement and promptly become subject to the Administrative Agent’s perfected first priority security interest; and

(b)    In addition to and/or in furtherance of the requirements set forth in the foregoing clause (a), the Borrower will, and will cause each Loan Party to, promptly after the date hereof (but, in any event, in the case of Aircraft Collateral as of the Amendment No. 5 Effective Date, no later than ~~25 days following the Effective~~the applicable Post-Closing Aircraft Liens Perfection Date (or such later time as reasonably agreed by the Administrative Agent acting at the direction of the Required Lenders)), ~~the Borrower and the Guarantors will~~ execute and deliver to the Administrative Agent the following documents, each in form and substance reasonably satisfactory to the Administrative Agent acting at the direction of the Required Lenders: (i) fully executed and certified (as required by any Requirement of Law) Aircraft

Security Agreements or supplements thereto constituting Security Documents, with respect to ~~each of~~ (x) each Aircraft included in the Aircraft Collateral set forth on Schedule 5.12(a) and (y) Engines constituting ~~the~~ Aircraft-Related Collateral related thereto (such Engines, collectively with the Aircraft Collateral, “ Registered Aircraft-Related Collateral”), as may be necessary to create, under applicable ~~U.S.~~ law, a valid, perfected first priority Lien (subject to Permitted Liens) in such Registered Aircraft-Related Collateral in favor of the Administrative Agent for the benefit of the Secured Parties; (ii) lien search results with respect to Registered Aircraft-Related Collateral in the International Registry (Priority Search Certificates issued by the International Registry) and the records and registries maintained by each applicable authority in each Jurisdiction of Registration of the Registered Aircraft-Related Collateral, each as of a recent date showing that the title to such Registered Aircraft-Related Collateral belongs to the Borrower or any Guarantor free and clear of any Liens (other than the Permitted Liens); (iii) evidence of all registrations with the International Registry necessary or appropriate to create and perfect the Liens granted by such Security Documents with respect to the Registered Aircraft-Related Collateral, under applicable ~~U.S.~~ law; (iv) filing opinions of counsel or other customary evidence of the completion of all applicable filings or recordings of such Security Documents and other necessary documents with the applicable aviation authority necessary or appropriate to create and perfect the Liens granted by such Security Documents, under applicable ~~U.S.~~ law, and any other filings or notices required to be made with any other government authority or registry in the Jurisdiction of Registration of the respective Registered Aircraft-Related Collateral, (v) certificates of insurance issued by the Borrower’s or the applicable Guarantor’s broker, (x) describing in reasonable detail the insurance maintained in respect of the Aircraft Collateral, (y)    naming the Administrative Agent as loss payee, in the case of hull insurance, and additional insured, in the case of other insurance coverage and (z) providing that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Administrative Agent and the other Secured Parties, (vi) a written legal post-recordation opinion of the Borrower’s or the applicable Guarantor’s aircraft title counsel in the relevant Jurisdiction of Registration of the applicable Registered Aircraft-Related Collateral with respect to ~~enforceability,~~ creation~~,~~ and perfection of the foregoing Liens, provided that in certain Jurisdictions of Registration, where the Borrower or the applicable Guarantor’s aircraft title counsel is not permitted to deliver such an opinion to the Administrative Agent by operation of law, the requirement of this clause (vi) may be satisfied if the Administrative Agent is able obtain such opinions from its aircraft title counsel for the applicable jurisdiction and (vii) evidence of payment by the Borrower of all premiums, search and examination charges and related charges, filing or recording taxes, fees, charges, costs and expenses required for the recording of the Liens referred to above.

(c)    [Reserved.]

(d)    Notwithstanding anything to the contrary contained herein or any other Loan Document, if, after the exercise of commercially reasonable efforts, the Borrower or the applicable Guarantor is not able to deliver any curative documentation that would support the removal from an aircraft title opinion of exceptions to title to Registered Aircraft-Related Collateral by reason of a title defect, the Borrower and the relevant Guarantor shall not be obligated to deliver any such curative documentation, to the extent that the value of such curative documentation with respect to all Registered Aircraft-Related Collateral does not exceed $10,000,000 in the aggregate (1) based on the impact on fair market value of such title exceptions as they relate to the airframe constituting the relevant Registered Aircraft-Related Collateral and (2) with respect to Engine title exceptions, the fair market value of such title exceptions as they relate to each affected such Engine constituting the relevant Registered Aircraft-Related Collateral.

~~(e) the Borrower will cause to be filed with the FAA, TCA, International Registry (as such terms are defined in the applicable Aircraft Security Agreements) or Governmental Authority and evidence thereof delivered to the Administrative Agent such curative documentation that would support the removal from an aircraft title opinion of exceptions to title identified in Schedule 5.12(e) together with an updated aircraft title opinion removing such exceptions to the title of the Aircraft Collateral so that the Administrative Agent will have a first priority perfected lien in each Aircraft Collateral subject to Aircraft Permitted Liens (as such term is defined in the applicable Aircraft Security Agreement for such Aircraft Collateral).~~

(e)     [Reserved.]

(f)     [Reserved].

Section 5.13. Sanctions; Anti-Corruption Laws. Each Loan Party will maintain in effect and enforce policies and procedures designed to procure compliance, in all material respects, by each such Loan Party, its Subsidiaries and their respective directors and officers with applicable Sanctions and the United States Foreign Corrupt Practices Act of 1977, as amended, or any other Anti-Corruption Law applicable to it. The Borrower will not request any Borrowing, and the Borrower shall not, and the Borrower shall ensure that its Subsidiaries shall not, directly or, to their knowledge, indirectly, use the proceeds of any Borrowing (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in material violation of any applicable Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country or (iii) in any manner that would cause any Lender to be in violation of applicable Sanctions.

Section 5.14. ~~Lender Calls. Upon request by the advisors to the Lenders, the Borrower will host regular conference calls for the Lenders (which shall occur no less than bi-weekly, and more frequently as requested by the advisors to the Administrative Agent and the Lenders), for the Loan Parties to provide updates as to the Cash Flow Forecasts and the Variance Report most recently delivered, the Loan Parties’ financial condition, business operations, liquidity, business plan, contract negotiations and projections.~~[Reserved].

Section 5.15. ~~Certain Other Bankruptcy Matters~~[Reserved].

~~(a)    The Loan Parties and the Subsidiaries shall comply in all material respects with all of the requirements and obligations set forth in the Cash Management Order and the Cash Collateral Order, as such orders are amended and in effect from time to time in accordance with this Agreement.~~

~~(b)    The Borrower shall provide at least five (5) Business Days’ (or such shorter notice acceptable to the Administrative Agent in its sole discretion) prior written notice to the Administrative Agent prior to any assumption or rejection of the U.K. SAR Contract or any Loan Party’s or any other Subsidiary’s other Material Contracts (and following the Petition Date, pursuant to Section 365 of the Bankruptcy Code) and no such contract or lease shall be assumed or rejected, if such assumption or rejection would be materially adverse to the interests of the Secured Parties.~~

~~(c) The Loan Parties shall retain a financial advisor acceptable to the Required Lenders (it being understood that Houlihan Lokey has been retained and is acceptable) and the Lenders shall be provided reasonable access to such financial advisor.~~

Section 5.16. [Reserved].

Section 5.17. Operation and Maintenance.

(a)    Each Loan Party must keep the Aircraft Collateral or procure that the same is kept in good repair and condition (except for reasonable wear and tear consistent with the age and operational use of such Aircraft) and, in accordance with the terms of the Aircraft Security Agreement, maintain or preserve the aircraft in accordance with original equipment manufacturer standards and applicable regulatory requirements (in the appropriate category for the nature of the operations of that Aircraft without restrictions) and, if required by applicable law, a certification as to maintenance for that Aircraft issued by or on behalf of the Aviation Authority. No Loan Party shall use or permit the use of any Aircraft Collateral in any manner contrary to any recommendation of the manufacturers of the Aircraft, Airframe, any Engine or any Part referred to in any mandatory service bulletins issued, supplied or available by or through such manufacturer, or any applicable airworthiness directives issued by the applicable Aviation Authority.

(b)     [Reserved].

(c)    At its own cost and expense, each Loan Party shall ensure, or shall procure, that each Aircraft constituting Aircraft Collateral is registered with the applicable Aviation Authority in the name of Owner or operator (as applicable) in accordance with the applicable laws of the Jurisdiction of Registration with Owner’s and Administrative Agent’s interest (where possible) in the Aircraft and the Lien of any Security Document (in each case where possible) insofar as they create and/or perfect a security interest in any Aircraft Collateral, and Owner’s or operator’s and Administrative Agent’s interest in such Aircraft, noted in the register to the extent permitted. The Administrative Agent agrees to cooperate with each Loan Party as relevant, at the expense of that Loan Party, to the extent necessary to maintain such registration. The Loan Parties must not change, and must ensure no other Person changes, the Jurisdiction of Registration of an Aircraft without notice to Administrative Agent or operator, as applicable.

(d)    All maintenance, repair and servicing shall be conducted by Borrower, an Affiliate of Borrower or a maintenance provider under a Maintenance Program in accordance with all manufacturer’s manuals, flight and maintenance manuals, current manufacturer recommendations, applicable overhaul manuals, service bulletins, applicable maintenance and operations specifications, applicable operator’s manuals or specifications approved by applicable regulatory authority.

(e)    No material alterations or modifications may be made to, or installed upon, an Aircraft constituting Aircraft Collateral except (i) to achieve preservation in accordance with any applicable original equipment manufacturer requirements, (ii) to comply with any FAA (or other applicable Aviation Authority) requirements, (iii) as permitted by the Aircraft Security Agreement or other Loan Document or (iv) with the Administrative Agent’s consent (such consent not to be unreasonably withheld or delayed), and if so permitted any alterations or modifications added or done to such Aircraft shall:

(i)    not diminish, or impair the marketability, value, utility or airworthiness of the applicable Aircraft; and

(ii)    immediately become the property of Owner free of all Liens (other than Permitted Collateral Liens).

(f)    Each Loan Party will (i) ensure that the crew engaged in connection with the operation of any Aircraft Collateral have the qualifications and hold the licenses or certification required by the Aviation Authority and applicable law; (ii) obtain and maintain in full force all certificates, licenses, permits and authorizations at any time required for the use and operation of such Aircraft; and (iii) not abandon the Aircraft or knowingly do or permit to be done anything which may expose an Aircraft or any part of it to the risk of damage, destruction, arrest, confiscation, seizure, forfeiture, impounding, detention or appropriation. Each Aircraft shall be maintained at all times under a Maintenance Program.

(g)    Each Loan Party will ensure that any repairs to any Aircraft Collateral will be performed in accordance with the provisions of the Maintenance Program.

Section 5.18. Post-Closing Matters. The Loan Parties shall take all necessary actions to satisfy the items described on Schedule 5.18 within the applicable period of time specified in such Schedule (or such longer period as the Required Lenders may agree in their sole discretion).

ARTICLE VI

~~FINANCIAL COVENANT~~[RESERVED]

~~The Borrower covenants and agrees that so long as any Lender has a Term Loan Commitment hereunder or any Obligation remains unpaid or outstanding:~~

~~Section 6.1. Variance Testing. On the delivery of each Variance Report following the Effective Date (each a “Test Date”):~~

~~(a)    commencing with the Test Date corresponding to the week ending May 24, 2019, the total operating disbursements of the Borrower and its Subsidiaries for the applicable period described in the immediately following proviso, shall not exceed the sum of the aggregate amount forecasted therefor in the Semi-Annual Cash Flow Forecast for such period by more than 10% of the forecasted amount; provided that (i) with respect to the Test Date for the week ending May 24, 2019 and every second Test Date occurring thereafter, the applicable Variance Report shall cover the immediately preceding two-week period ending prior to such Test Date and (ii) with respect to the Test Date for the week ending June 7, 2019 and every second Test Date occurring thereafter, the applicable Variance Report shall cover the immediately preceding four-week period ending prior to such Test Date. Certification of compliance with this Section 6.1(a) shall be provided for such Test Date, concurrently with delivery of each Variance Report and shall have been certified by a Responsible Officer of either Borrower and be in a form satisfactory to the advisors to the Administrative Agent and the Lenders; and~~

~~(b)    commencing with the Test Date corresponding to the week ending June 21, 2019, the total receipts of the Borrower and its Subsidiaries in the period covered by such Variance Report, shall not be less than 80% of the sum of the aggregate amount forecasted therefor in the Semi-Annual Cash Flow Forecasts relevant for the immediately preceding six-week period. On June 21, the first four weeks forecasted for testing purposes will be from the Semi-Annual Cash Flow Forecast delivered on the Effective Date. The last two weeks forecasted will be from the~~

~~latest Semi-Annual Cash Flow Forecast, provided that it is reasonably satisfactory to the lenders, otherwise the entire forecast for the six weeks will be based upon the original Semi-Annual Cash Flow Forecast. On August 2, the first two weeks forecasted will be from the previous Semi-Annual Cash Flow Forecast and the last four weeks forecasted will be from the latest Semi-Annual Cash Flow Forecast, provided that the previous and latest Semi-Annual Cash Flow Forecasts, respectively, are reasonably satisfactory to the Lenders, otherwise the variance will be based upon the last Semi-Annual Cash Flow Forecast that was reasonably acceptable. Testing in future periods will follow the logic above. Certification of compliance with this Section 6.1(b) shall be provided for such Test Date, concurrently with delivery of each Variance Report and shall have been certified by a Responsible Officer of either Borrower and be in a form satisfactory to the advisors to the Administrative Agent and the Lenders.~~

ARTICLE VII

NEGATIVE COVENANTS

Each Loan Party covenants and agrees that so long as any Lender has a Term Loan Commitment hereunder or any Obligation remains outstanding:

Section 7.1. Indebtedness. The Loan Parties will not, and will not permit any of their Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness, except:

(a)     Indebtedness created or incurred pursuant to the Loan Documents;

(b)    Indebtedness outstanding on the Amendment No. 5 Effective Date and set forth on Schedule 7.1 (the “Existing Indebtedness”);

(c)    Hedging Transactions entered into with any Person in the ordinary course of business and not for speculation; and

(d)    any intercompany Indebtedness, subject to Section 7.4; provided, such intercompany Indebtedness owed by Loan Parties to non-Loan Parties that is incurred after the Effective Date shall be subordinated to the Obligations;

(e)    Indebtedness (i) evidencing the deferred purchase price of newly acquired property or incurred to finance the acquisition of equipment of such Loan Party (pursuant to purchase money mortgages or otherwise, whether owed to the seller or a third party) used in the ordinary course of business of such Loan Party; provided that such Indebtedness is incurred within ninety (90) days of the acquisition of such property, and (ii) consisting of Capital Lease Obligations, in an aggregate principal amount for clause (i) and (ii) not to exceed $20,000,000 at any time outstanding and, in each case, any Permitted Refinancing Indebtedness in respect thereof;

(f)    Guarantee obligations of a Loan Party in respect of Indebtedness of a Loan Party otherwise permitted hereunder, and Guarantee obligations of a Subsidiary of a Loan Party in respect of Indebtedness of a Loan Party;

(g)    non-recourse ~~Indebtedness~~debt incurred by the Loan Parties to finance the payment of insurance premiums of such Person;

(h)    Indebtedness owed to any Person providing worker’s compensation, health, disability or other employee benefits or property, casualty or liability insurance to the Loan Parties incurred in connection with such Person providing such benefits or insurance pursuant to customary reimbursement or indemnification obligations to such Person;

(i) Operating Leases and any guarantees thereof;

(j)    other Indebtedness not secured by Collateral or Specified Aircraft in an aggregate principal amount that does not exceed $~~5,000,000~~25,000,000 outstanding at any time;

(k)    obligations in respect of letters of credit ~~(1)~~and bank guarantees in an aggregate outstanding face amount not to exceed ~~the amount set forth in the Semi-Annual Cash Flow Forecast at any time and (2) issued for the benefit of the Trustee of the Bristow Staff Pension Scheme, upon the termination of the Pension Scheme Escrow Agreement and the release to  Bristow Helicopter Group Limited of the amount on deposit thereon, in an aggregate amount not to exceed the Pension Scheme Cap; and~~(x) at any time when the ABL Facility is not in effect, $30,000,000 or (y) at any time when the ABL Facility is in effect, $5,000,000;

(l)     Indebtedness incurred pursuant to the ABL Facility in an aggregate principal amount not to exceed $75,000,000 outstanding at any time, and any Permitted Refinancing Indebtedness in respect thereof and which is (i)  incurred by any Subsidiary that is domiciled in the United Kingdom or Norway and that is not a Loan Party and (ii) is not subject to a Guarantee by, or secured by the assets of, Holdings or any other Loan Party; provided, that Holdings may Guarantee such Indebtedness, so long as such Guarantee shall be unsecured; and

(m)     ~~(l)~~ Indebtedness ~~of Loan Parties~~created or incurred pursuant to ~~the DIP Credit Agreement~~equipment financings that are secured by the Specified Aircraft in an aggregate principal amount that does not ~~to~~ exceed $~~150,000,000~~100,000,000 outstanding at any time.

Section 7.2. Negative Pledge. The Loan Parties will not, and will not permit any of their Subsidiaries to, create, incur, assume or suffer to exist any Lien on any of its assets or property now owned or hereafter acquired, except for Permitted Liens. The Loan Parties will not, and will not permit any Specified Aircraft SPV, to create, incur, assume or suffer to exist any Lien (other than Permitted Collateral Liens) on the Specified Aircraft other than in favor of the Administrative Agent.

Section 7.3. Fundamental Changes. (a) The Loan Parties will not, and will not permit any Significant Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, consummate a Division as the Dividing Person or sell, lease, transfer or otherwise dispose of (in a single transaction or a series of transactions) all or substantially all of its assets (in each case, whether now owned or hereafter acquired) or all or substantially all of the stock of any of its Significant Subsidiaries (in each case, whether now owned or hereafter acquired) or liquidate or dissolve; provided, that if at the time thereof and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing (i) the Borrower or any Significant Subsidiary may merge with a Person if the Borrower (or such Subsidiary if the Borrower is not a party to such merger) is the surviving Person, (ii) any Significant Subsidiary may merge into another Subsidiary; provided, that if any party to such merger is a Loan Party, the surviving Person shall be a Loan Party, (iii) any Significant Subsidiary may sell, transfer, lease or otherwise dispose of all or substantially all of its assets to the Borrower or to a Subsidiary; provided, that if such Significant Subsidiary is a Loan Party, it may only sell, transfer, lease or otherwise dispose of all or substantially all of its assets to the Borrower or to another Loan Party, (iv) [ Reserved], (v) any Significant Subsidiary (other than a Loan Party) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests and with the consent of the Required Lenders; and (vi) subject to Section 2.8, sales and other dispositions of property that the Borrower or its Subsidiaries reasonably determine is obsolete and no longer used or useful in the ordinary course of its business; provided, that with respect to clauses (i) and (ii) of this Section 7.3(a), to the extent involving any Investment by the Borrower or any Significant Subsidiary, any such merger involving a Person that is not a Wholly Owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 7.4.

(b)    The Loan Parties will not, and will not permit any of their Subsidiaries to, engage in any type of business other than helicopter services and such other businesses or services (including other aircraft services) that are reasonably related thereto.

Section 7.4. Loans and Other Investments, Etc. The Loan Parties will not, and will not permit any of their Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a Wholly Owned Subsidiary prior to such merger), any Capital Stock, evidence of indebtedness or other securities (including any option, warrant, or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment (other than Permitted Investments) in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person that constitute a business unit (all of the foregoing being collectively called “Investments”), except:

(a)    ~~(1)~~ the Borrower may Guarantee unfunded pension obligations of the Borrower’s Subsidiaries with respect to Plans in existence on the Effective Date; ~~and (2) Bristow Helicopter Group Limited and any other Subsidiary of Bristow Helicopter Group Limited that is not a Debtor may Guarantee any unfunded pension obligations under the Bristow Staff Pension Scheme in an aggregate~~ amount not to exceed ~~the Pension Scheme Cap;~~

(b)    the Borrower and its Subsidiaries may make and permit to exist Investments in the Borrower and Wholly Owned Subsidiaries; provided that the aggregate amount of such Investments by Loan Parties in Subsidiaries that are not Loan Parties made after the Effective Date in reliance on this clause (b) shall not exceed $5,000,000 at any time;

(c)    ~~the Borrower and~~Investments made (x) in exchange for an issue or sale by  Holdings or any of its direct or indirect parent companies (other than to Holdings or any of its Subsidiaries ~~may make any Investment made pursuant to (and set forth in) the Semi-Annual Cash Flow Forecast;~~) of its  Capital Stock (other than  Disqualified Stock) or (y)  out  of the Net Proceeds of an issue or sale by Holdings or any of its direct or indirect parent companies (other than to Holdings or any of its Subsidiaries) of its Capital Stock (other than Disqualified Stock) so long as Investments pursuant to subclause (y) occur within 90 days of the closing of such issuance or sale of Capital Stock;

(d)    any performance Guarantee (other than of Indebtedness) made by the Borrower or any Wholly Owned Subsidiary with respect to the performance by Bristow Helicopters ~~Ltd.~~Limited under the U.K. SAR Contract, and any other similar Investment necessary or desirable, in the good faith judgment of Holdings, to preserve the U.K. SAR Contract;

(e)    the Borrower and its Subsidiaries may make and permit to exist trade payables and receivables and other transactions in the ordinary course of business among the Borrower and its Subsidiaries;

(f)    the Borrower and its Subsidiaries may incur Guarantees of Indebtedness permitted under Section 7.1;

(g)     the maintenance of deposit accounts in the ordinary course of business;

(h)    Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(i)    direct or indirect Investments having an aggregate value of $40,000,000 in Bristow Helicopters ~~Ltd.~~Limited and Bristow Norway AS; provided that such Investments are made (i) solely for the purpose of recapitalizing such entities to eliminate any net liability positions, (ii) only in the form of intercompany loan forgiveness and/or debt for equity swaps and

(iii)    only at such times and in such amounts as is required to satisfy the purpose set forth in this clause (i);

(j)    (x) Investments made as a result of the receipt of Designated Non-Cash Consideration, in accordance with Section 7.6 and (y) other Investments in an aggregate principal amount at any time not to exceed $5,000,000;

(k)    Investments set forth on Schedule 7.4 and existing on the Effective Date in an aggregate amount equal to the amount outstanding on the Effective Date as shown on such Schedule 7.4; and

(l)    the Specified Aircraft Investments or Investments of Specified Aircraft (and related assets) in one or more special purpose subsidiaries formed for the purposes of consummating a Specified Aircraft Financing but only in connection therewith, in each case, so long as, at the time of making any such Specified Aircraft Investment or Investment in connection with a Specified Aircraft Financing no Event of Default shall have occurred and be continuing~~; and~~.

~~(m)     the Borrower and its Subsidiaries may make and permit to exist Investments in any Subsidiary of cash and cash equivalents not to exceed the Pension Scheme Cap which are to be deposited in a Pension Scheme Escrow Account.~~

Section 7.5. Restricted Payments. The Borrower will not, declare or make, or agree to pay or make, directly or indirectly, any dividend on any class of its stock, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement, defeasance or other acquisition of, any shares of Capital Stock or Indebtedness subordinated to the Obligations of the Borrower or any Guarantee thereof or any options, warrants, or other rights to purchase such Capital Stock or such Indebtedness, whether now or hereafter outstanding (each, a “Restricted Payment”), other than (a) dividends and other distributions paid in kind or in capital stock~~,~~ or (b) pursuant to a final order entered in the Cases, including any order confirming a Reorganization Plan in the Cases ~~or (c) pursuant to the Secured Notes Tender Offer.~~

Section 7.6. Sale of Assets. The Loan Parties will not, and will not permit any of their Subsidiaries to (i) in the case of the Loan Parties, convey, sell, lease, assign, transfer or otherwise dispose of, any of the assets or property of any Loan Party, whether now owned or hereafter acquired, to any Person other than, so long as no Default or Event of Default has occurred and is continuing or would result therefrom, (x) to a Wholly Owned Subsidiary that is a

Loan Party or (y) to a Subsidiary that is not a Loan Party, so long as such disposition is (A) in the ordinary course of business, (B) for fair market value and (C) to the extent assets disposed constitute Collateral at such time of disposition, the consideration received for such assets shall constitute Collateral, (ii) in the case of any Subsidiary that is not a Loan Party, convey, sell, lease, assign, transfer or otherwise dispose of, any of its assets or property, whether now owned or hereafter acquired, to any Person other than, so long as no Default or Event of Default has occurred and is continuing or would result therefrom, (1) to any other Subsidiary that is not a Loan Party or (2) to any Loan Party, so long as such disposition is (A) in the ordinary course of business, (B) for fair market value and (C) to the extent the consideration paid by a Loan Party constitutes Collateral, the assets received by such Loan Party shall constitute Collateral, (iii) in the case of any Subsidiary, issue or sell any shares or quotas of such Subsidiary’s common stock to any Person other than the Borrower or any of the Borrower’s Subsidiaries (or to qualify directors if required by applicable law), in each case of clauses (i) through (iii), other than (a) Aircraft Substitutions to the extent permitted under Section 5.12, (b) Permitted Asset Sales, (c) sales, leases and charters of inventory, equipment or other assets in the ordinary course of business or of property no longer used or useful in the business of Holdings or its Subsidiaries, (d) sales, dispositions and other transactions permitted pursuant to Sections 7.3, 7.4 and 7.5 above ~~and~~, (e) sales of (x) Insignificant Subsidiaries, provided that the consideration for all such sales shall not exceed $5 million, or (y) those Subsidiaries and Affiliates listed on Schedule 7.6, and (f) other sales, dispositions and other transactions with the consent of the Required Lenders. Notwithstanding the foregoing, the Specified Aircraft SPVs shall not sell or otherwise transfer any Specified Aircraft, or assign any Specified Aircraft Leases, to any of (a) the Borrower or any of its Subsidiaries or to any other Person, except as required by the U.K. SAR Contract or (b) the Borrower or any of its Subsidiaries, except as required in connection with a Specified Aircraft Financing, each of which shall be permitted hereby.

Section 7.7. Transactions with Affiliates. The Loan Parties will not, and will not permit any of their Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions, taken as a whole, not less favorable to such Loan Party or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among Loan Parties or between or among Persons that are not Loan Parties not involving any other Affiliates, (c) any Restricted Payment permitted by Section 7.5 and (d) Investments permitted by Section 7.4, so long as any Investment by any Loan Party or a Wholly Owned Subsidiary in a Subsidiary that is not a Wholly Owned Subsidiary is made on terms and conditions that, taken as a whole, are not less favorable to such Loan Party or such affected Wholly Owned Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, except as required by the U.K. SAR Contract or pursuant any related agreements or in connection with a Specified Aircraft Financing.

Section 7.8. Restrictive Agreements. The Loan Parties will not, and will not permit any of their Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any consensual agreement that prohibits, restricts or imposes any condition upon (a) the ability of the any Loan Party or any Subsidiary to create, incur or permit any Lien upon any of its assets or properties, whether now owned or hereafter acquired, in favor of the Administrative Agent to secure all or any portion of the Secured Obligations, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to its Capital Stock, to make or repay loans or advances to any Loan Party or any other Subsidiary, to Guarantee Indebtedness of the Borrower or any other Subsidiary or to transfer any of its property or assets to the Borrower or any Subsidiary of the Borrower; provided, that (i) the foregoing shall not apply to restrictions or conditions imposed by law or by (A) this Agreement or any other Loan Document~~,~~ or (B) any agreements governing or evidencing the Existing Indebtedness, the ABL Facility, as in effect on the Amendment No. 5 Effective Date or any Indebtedness issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund any of the foregoing; provided that the restrictions and conditions imposed by any agreement governing or evidencing such new Indebtedness are not materially more restrictive, taken as a whole, than the restrictions and conditions imposed by the agreements governing or evidencing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded, as reasonably determined by the Borrower ~~or (C) the DIP Credit Agreement or any other Loan Document (as defined in the DIP Credit Agreement)~~, (ii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary or any assets pending such sale, provided such restrictions and conditions apply only to the Subsidiary or the assets that are sold and such sale is permitted hereunder, (iii) the foregoing shall not apply to customary restrictions and conditions contained in joint venture agreements and similar agreements that restrict the transfer of interests in or assets of the joint venture or the pledge of Capital Stock of any joint venture entity, (iv) clause (a) shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions and conditions apply only to the property or assets securing such Indebtedness; provided that the foregoing shall not prohibit financial incurrence, maintenance and similar covenants that indirectly have the practical effect of prohibiting or restricting the ability of a Subsidiary to make such payments or provisions that require that a certain amount of capital be maintained, or prohibit the return of capital to shareholders above certain dollar limits; (v) clause (a) shall not apply to customary provisions in leases restricting the assignment thereof; (vi) the foregoing shall not apply to restrictions or conditions in any agreements governing or evidencing any Indebtedness incurred on or after the Effective Date in accordance with the provisions of this Agreement which are not materially more restrictive, taken as a whole, than the restrictions and conditions contained in this Agreement, any other Loan Document or the agreements governing or evidencing the Existing Indebtedness; (vii) the foregoing shall not apply to restrictions or conditions in any agreement in effect at the time any Person becomes a Subsidiary of the Borrower, which agreement was not entered into in contemplation of such Person becoming a Subsidiary of the Borrower, and on the condition that such restrictions or conditions are not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, and any amendments, modifications, restatements, renewals, extensions, supplements, refundings, replacements or refinancing thereof; provided, that the amendments, modifications, restatements, renewals, extensions, supplements, refundings, replacements or refinancings are not materially more restrictive, taken as a whole, with respect to such conditions or restrictions than the agreements in effect at the time such Person becomes a Subsidiary of the Borrower and (viii) the foregoing shall not apply to any restrictions imposed by the U.K. SAR Contract or pursuant to any related agreements.

Section 7.9. Hedging Transactions. The Loan Parties will not, and will not permit any of their Subsidiaries to, enter into any Hedging Transaction, other than Hedging Transactions not for speculative purposes entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its obligations or operations.

Section 7.10. Amendment to Material Documents. The Loan Parties will not, and will not permit any of their Subsidiaries to, amend, modify or waive (a) any of its rights under its certificate of incorporation, bylaws or other organizational documents in a manner materially adverse to the interests of the Lenders, (b) any Material Contract that would be materially adverse to the interests of the Loan Parties or the Lenders or (c) any material terms under the U.K. SAR Contract in a manner materially adverse to the interests of the Lenders.

Section 7.11. Accounting Changes. The Loan Parties will not, and will not permit any of their Subsidiaries to, make any significant change in accounting treatment or reporting practices, except as required or permitted by GAAP, or change the Fiscal Year of the Borrower or of any of its Subsidiaries, except to change the Fiscal Year end to December 31.

Section 7.12. Specified Aircraft SPVs.

(a)    The Loan Parties will not, and will not permit any of their Subsidiaries to, permit any Specified Aircraft SPV to fail to qualify as such pursuant to the definition thereof or to (i) own any material assets or liabilities other than those assets and liabilities owned prior to the Effective Date or in connection with any Specified Aircraft Investments, the Specified Aircraft Transactions and the performance of services under the U.K. SAR Contract and (ii) engage in any business activities other than business activities engaged prior to the Effective Date, ~~or~~ owning Specified Aircraft and entering into leases, subleases or other agreements or arrangements which grant to the Borrower or any of its Wholly Owned Subsidiaries the right to use Specified Aircraft in accordance with Section 7.7 and any document, undertaking or agreement required by the Department or otherwise reasonably necessary or desirable to maintain or enforce its rights or obligations under the U.K. SAR Contract; provided, the Specified Aircraft SPVs shall be permitted to engage in activities (including the intercompany disposition Specified Aircraft) required pursuant to a Specified Aircraft Financing.

(b)    The Loan Parties will not, and will not permit any of their Subsidiaries (other than BALL SPV following the consummation of the Specified Aircraft Transactions described in clause (i)(A), (i)(B) and (i)(C) of the definition thereof and so long as the BALL SPV is a Specified Aircraft SPV) or affiliates to, consummate the Specified Aircraft Transactions described in clause (i)(D) of the definition thereof or otherwise acquire any of the Leonardo Aircraft.

Section 7.13. Additional Subsidiaries. The Loan Parties will not, and will not permit any of their Subsidiaries to, form or otherwise acquire any Subsidiary that is not an Insignificant Subsidiary following the Effective Date without the consent of the Required Lenders~~.~~; provided, that the Loan Parties shall be permitted to (i ) establish one or more special purpose subsidiaries for the purpose of consummating a Specified Aircraft Financing and (ii) establish one or more Wholly Owned Subsidiaries of the Borrower that are organized in England and Wales, the Cayman Islands or any other jurisdiction acceptable to the Administrative Agent and that become Loan Parties in accordance with Section 5.10(b) and are formed on or before March 31, 2020 in order to own certain Aircraft Collateral.

Section 7.14. Specified Subsidiaries. No Specified Subsidiary shall, nor shall the Loan Parties permit any Specified Subsidiary to, conduct any material business operations (other than customary activities incidental to their organizational existence and participation in intercompany cash management activities and intercompany leasing activities, in each case consistent with past practice) or own any material assets or incur any material liabilities, in each case other than those assets and liabilities in existence on the Effective Date or as otherwise contemplated by this sentence (including, for the avoidance of doubt, performing its obligations under the Loan Documents and the granting of Liens thereunder) and the making and/or receipt of additional intercompany investments permitted hereunder.

ARTICLE VIII

EVENTS OF DEFAULT

Section 8.1. Events of Default. If any of the following events (each an “Event of Default”) shall occur:

(a)    any Loan Party (including pursuant to a Facility Guarantee) shall fail to pay any principal of any Term Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or otherwise; or

(b)    any Loan Party (including pursuant to a Facility Guarantee) shall fail to pay any interest on any Term Loan or any fee or any other amount (other than an amount payable under clause (a) of this Section 8.1) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days; or

(c)    any representation, warranty or statement made or deemed made by or on behalf of the Borrower or any Subsidiary in or in connection with this Agreement or any other Loan Document (including the Schedules attached thereto) shall prove to be incorrect in any material respect when made or deemed made or submitted; or

(d)    any Loan Party shall fail to observe or perform any ~~financial covenant,~~ negative covenant, or such Loan Party’s covenant to maintain its existence; or

(e)    ~~The Cases initiated by the Debtors shall be dismissed or converted to a case under Chapter 7 of the Bankruptcy Code~~[reserved] ; or

(f)    any Loan Party shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those referred to in clauses (a), (b) and (d) above) or any other Loan Document, and such failure shall remain unremedied for 30 days after the earlier of

(i)    any Responsible Officer of the Borrower becomes aware of such failure, or (ii) notice thereof shall have been given to the Borrower by the Administrative Agent; or

(g)    following the Amendment No. 5 Effective Date, the Borrower or any Subsidiary (whether as primary obligor or as guarantor or other surety) shall fail to make payments when due on any Indebtedness ~~(other than Prepetition Debt (following the Petition Date) to the extent such Indebtedness is permitted under the terms hereunder)~~ which individually or in the aggregate the principal amount thereof exceeds $15,000,000, or breach of any covenant contained in any agreement relating to such Indebtedness causing or permitting the acceleration of such Indebtedness after the giving of notice and the expiration of any applicable grace period; provided that this clause (g) shall not apply to ~~(1)~~ any Indebtedness outstanding hereunder or any ~~Prepetition Debt following the Petition Date or (2) the breach of any such covenant arising from the execution and delivery of the Loan Documents~~; or

(h)    ~~any Subsidiary of~~ the Borrower ~~that is not a Debtor shall~~or any Subsidiary shall, following the Amendment No. 5 Effective Date, (i) commence a voluntary case or other proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a custodian, trustee, receiver, liquidator, administrator, administrative receiver or other similar official of it or any substantial part of its property, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this Section 8.1(h), (iii) apply for or consent to the appointment of a custodian, trustee, receiver, liquidator, administrator, administrative receiver or other similar official for such Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, or (vi) take any board action for the purpose of effecting any of the foregoing; or

(i)    an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Subsidiary of the Borrower ~~that is not a Debtor~~ or its debts, or any substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or (ii) the appointment of a custodian, trustee, receiver, liquidator, administrator, administrative receiver or other similar official for such Subsidiary or for a substantial part of its assets, and in any such case relating to Domestic Subsidiaries only, such proceeding or petition shall remain undismissed for a period of 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

(j)    ~~A trustee under Chapter 11 of the Bankruptcy Code or an examiner with enlarged powers relating to the operation of the business (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code shall be appointed in any of the Cases; or~~[reserved ]; or

(k)    an ERISA Event shall have occurred that, in the reasonable opinion of the Required Lenders, when taken together with other ERISA Events that have occurred, could reasonably be expected to result in liability to the Borrower and the Subsidiaries in an aggregate amount exceeding $15,000,000; or

(l)    any final judgment or order for the payment of money in excess of $15,000,000 (but excluding any portion thereof that is subject to insurance coverage within applicable policy limits and where the insurer has not denied or contested coverage), shall be rendered against any Loan Party ~~(which, in the case of the Debtors only, arose following the Petition Date)~~or any of its Subsidiaries which judgments, orders, fines, penalties, awards or impositions remain in effect for 30 days without being satisfied, discharged, stayed, deferred, or vacated; or

(m)    a Change in Control shall occur or exist; or

(n)    any Facility Guarantees shall for any reason cease to be valid and binding on, or enforceable against, any Loan Party, or any Loan Party shall so state in writing, or any Loan Party shall seek to contest or terminate its payment obligations under its Facility Guarantee other than as permitted by the Loan Documents; or

(o)    any Lien purported to be created under any Security Document shall fail or cease to be a valid and perfected Lien on any Collateral having a fair market value in excess of $5,000,000, with the priority required by the applicable Security Document, except as a result of

(i)    the Administrative Agent’s failure to take any action reasonably requested by the Borrower or otherwise required in order to maintain a valid and perfected Lien on any Collateral, (ii) any action taken by the Administrative Agent to release any Lien on any Collateral, or (iii) as permitted in connection with the Loan Documents; or

(p) ~~The Petition Date shall not have occurred within 5 days following the Effective Date~~ [reserved] ;

(q)    (i) The U.K. SAR Contract shall be terminated or the Department shall have exercised remedies to take control thereof or (ii) the Contractor shall have received notice from the Department with respect to any termination of the U.K. SAR Contract pursuant to Conditions 43, 44 or 45 of the U.K. SAR Contract; or

(r)    ~~Any Loan Party or any of its Subsidiaries makes a payment in respect of Indebtedness that is not expressly contemplated by the Semi-Annual Cash Flow Forecast~~[reserved ].

then, and in every such event and at any time thereafter during the continuance of such event, the Administrative Agent may, and upon the written request of the Required Lenders shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (i) declare the Term Loan Commitments terminated and the principal of and any accrued interest on the Term Loans (together with any unpaid fee in accordance with Section 2.10(c) with respect to the Term Loans and Term Loan Commitments), and all other Obligations owing hereunder, to be, whereupon the same shall become terminated or due and payable, as applicable, immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, (ii) exercise all remedies contained in any other Loan Document, and (iii) exercise any other remedies available at law or in equity; provided, however, that, if an Event of Default specified in either clause (h) or (i) shall occur, the principal of the Term Loans then outstanding together with accrued interest thereon, and all fees, and all other Obligations owing hereunder shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and each other Loan Party; provided, further, that, if an Event of Default has occurred and is continuing, prior to any exercise by any Secured Party of any of the remedies that involves entering into premises where any SAR Aircraft is located or taking possession of any SAR Aircraft (or any related parts or engines then unattached to the SAR Aircraft or any records regarding same), or exercising any dominion or control over any SAR Aircraft, or using any premises of a Loan Party or any of its Affiliates for storage thereof or foreclosing upon or exercising any control or dominion over the Capital Stock of one or both of the Specified Aircraft SPVs (collectively, the “Restricted Remedies”), the Administrative Agent shall deliver written notice to the Department that an Event of Default under this Agreement has occurred and is continuing and provided that either (a) the Loan Parties continue to pay amounts due under this Agreement pursuant to the terms of this Agreement or (b) within 60 days after the date of such notice an arrangement is established at the cost and expense of the Loan Parties requiring that either (i) proceeds of any payment by the Department under the U.K. SAR Contract in an amount equal to the unaccelerated principal amount and accrued interest in respect of the Term Loans payable on such date be deposited by the Department into a deposit account to be specified by the Administrative Agent from time to time, all pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent on the direction of the Required Lenders, or (ii) proceeds of all payments by the Department under the U.K. SAR Contract be deposited with an escrow agent pursuant to an escrow agreement to be agreed among the Department, the Administrative Agent, and the relevant Borrower or Guarantor or Affiliate of them that is entitled to receive the payment, all pursuant to documentation in form and substance reasonably satisfactory to each of the Administrative Agent on the direction of the Required Lenders (the arrangements described in clauses (i) and (ii) of this proviso, each a “Payment Arrangement”), and so long as either such Payment Arrangement remains in place and is complied with or the Loan Parties continue to pay all amounts due, without acceleration of the Term Loans, pursuant to the terms of this

Agreement, the Restricted Remedies shall not be exercisable by any Secured Party and shall remain subject to the Department’s rights under the U.K. SAR Contract in all respects; provided, further, that if (a) the Loan Parties are not paying to any Secured Party the amounts due to such Secured Party pursuant to the terms of this Agreement (without acceleration of the Term Loans) and (b) a Payment Arrangement is not established within 60 days after the date of the notice delivered by the Administrative Agent to the Department in accordance with the immediately preceding proviso, the Administrative Agent shall be entitled to exercise the Restricted Remedies on the direction of the Required Lenders, and thereafter such Restricted Remedies on the direction of the Required Lenders shall not be subject to the rights of the Department under the U.K. SAR Contract.

~~To the extent (x) any Loan Party that is a Debtor is unable to take action required under this Agreement, or (y) the Administrative Agent or any Lender is unable to exercise the rights or remedies described herein against any such Loan Party, in each case, due solely to the pendency of the automatic stay during the Cases, such inability to exercise such rights or remedies shall not constitute a waiver thereof.~~

Section 8.2.    Application of Proceeds.

(a)     ~~Subject to the DIP Order and the DIP Intercreditor Agreements (following the execution thereof), all~~All proceeds from each sale of, or other realization upon, all or any part of the Collateral by any Secured Party after the occurrence of and during the continuation of an Event of Default arises shall be applied as follows:

(i)    first, to the reimbursable expenses of the Administrative Agent incurred in connection with such sale or other realization upon the Collateral, until the same shall have been paid in full;

(ii)    second, to the fees (including fees payable under Section 2.10(c)) and other reimbursable expenses of the Administrative Agent then due and payable pursuant to any of the Loan Documents, until the same shall have been paid in full;

(iii)    third, to all reimbursable expenses, if any, of the Lenders then due and payable pursuant to any of the Loan Documents, until the same shall have been paid in full;

(iv)    fourth, to the fees due and payable under Section 2.10 and interest then due and payable under the terms of the Credit Agreement, until the same shall have been paid in full;

(v)    fifth, to the Secured Parties in an amount equal to the sum of all outstanding principal amounts of the Obligations and any unpaid interest accrued on the Obligations, pro rata in proportion to the aggregate amounts thereof owing to each Secured Party;

(vi)    sixth, to the Lenders in the amount of any other unpaid Obligations, pro rata in proportion to the respective amounts thereof owed to each Lender; and

(vii)    seventh, the balance, if any, after all of the Obligations and Hedging Obligations owing to any Secured Party have been indefeasibly paid in full, to the Borrower or as otherwise required by applicable law.

All amounts allocated pursuant to the foregoing clauses third through sixth to the Lenders as a result of amounts owed to the Lenders under the Loan Documents shall be allocated among, and distributed to, the Lenders pro rata based on their respective Pro Rata Shares within each clause.

ARTICLE IX

THE ADMINISTRATIVE AGENT

Section 9.1. Appointment of Administrative Agent. Each Lender irrevocably appoints Ankura Trust Company, LLC as the administrative agent and collateral agent hereunder and under the other Loan Documents and authorizes it to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent under this Agreement and the other Loan Documents, together with all such actions and powers that are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder or under the other Loan Documents by or through any one or more sub-agents or attorneys-in-fact appointed by the Administrative Agent. The Administrative Agent and any such sub-agent or attorney-in-fact may perform any and all of their duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions set forth in this Article shall apply to any such sub-agent or attorney-in-fact and the Related Parties of the Administrative Agent, any such sub-agent and any such attorney-in-fact and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

Section 9.2. Nature of Duties of Administrative Agent. The Administrative Agent shall not have any duties or obligations except those expressly set forth in this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except those discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.2), and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it, its sub-agents or attorneys-in-fact with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.2) or in the absence of its own gross negligence or willful misconduct as finally determined by a non-appealable order from a court of competent jurisdiction. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent shall not be deemed to have knowledge of any Default or Event of Default unless and until written notice thereof (which notice shall include an express reference to such event being a “Default” or “Event of Default” hereunder) is given to the Administrative Agent by the Borrower or any Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements, or other terms and conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article III or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. The Administrative Agent may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it concerning all matters pertaining to such duties. Beyond reasonable care in the custody of any Collateral in its actual possession, the Administrative Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Administrative Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, and the Administrative Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Administrative Agent in good faith.

Section 9.3. Lack of Reliance on the Administrative Agent. Each of the Lenders acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each of the Lenders also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, continue to make its own decisions in taking or not taking of any action under or based on this Agreement, any related agreement or any document furnished hereunder or thereunder.

Section 9.4. Certain Rights of the Administrative Agent. If the Administrative Agent shall request instructions from the Required Lenders with respect to any action or actions (including the failure to act) in connection with this Agreement, the Administrative Agent shall be entitled to refrain from such act or taking or not taking such act, unless and until it shall have received instructions from such Required Lenders; and the Administrative Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders where required by the terms of this Agreement or requested by the Administrative Agent.

Section 9.5. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, posting or other distribution) believed by it to be genuine and to have been signed, sent or made by the proper Person. The Administrative Agent may also rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or not taken by it in accordance with the advice of such counsel, accountants or experts.

Section 9.6. The Administrative Agent in its Individual Capacity. The Person serving as the Administrative Agent shall have the same rights and powers under this Agreement and any other Loan Document in its capacity as a Lender as any other Lender and may exercise or refrain from exercising the same as though it were not the Administrative Agent; and the terms “Lenders”, “Required Lenders”, or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The Person acting as the Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if it were not the Administrative Agent hereunder.

Section 9.7. Successor Administrative Agent. (a) The Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent, subject to the approval by the Borrower provided that no Borrower consent shall be required if a Default or Event of Default exists at such time. If no successor Administrative Agent shall have been so appointed, and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States of America or any state thereof or a bank which maintains an office in the United States, having a combined capital and surplus of at least $500,000,000.

(b) Upon the acceptance of its appointment as the Administrative Agent hereunder by a successor, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. If within 45 days after written notice is given of the retiring Administrative Agent’s resignation under this Section 9.7 no successor Administrative Agent shall have been appointed and shall have accepted such appointment, then on such 45th day (i) the retiring Administrative Agent’s resignation shall become effective, (ii) the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under the Loan Documents and (iii) the Required Lenders shall thereafter perform all duties of the retiring Administrative Agent under the Loan Documents until such time as the Required Lenders appoint a successor Administrative Agent as provided above. After any retiring Administrative Agent’s resignation hereunder, the provisions of this Article and Section 10.3 shall continue in effect for the benefit of such retiring Administrative Agent and its representatives and agents in respect of any actions taken or not taken by any of them while it was serving as the Administrative Agent.

Section 9.8. Authorization to Execute other Loan Documents. Each Lender hereby authorizes the Administrative Agent to execute on behalf of all Lenders all Loan Documents other than this Agreement.

Section 9.9. Parallel Debt. Each Loan Party hereby irrevocably and unconditionally undertakes (such undertaking and the obligations and liabilities which are a result thereof, hereinafter being referred to as its “Parallel Debt”) to pay to the Administrative Agent an amount equal to and in the currency of the aggregate amount payable by it to any Secured Party under any Loan Document (the “Principal Obligations”) in accordance with the terms and conditions of such Principal Obligations. The Parallel Debt of each Loan Party shall become due and payable as and when its Principal Obligations become due and payable. An Event of Default in respect of the Principal Obligations shall constitute a default (verzuim) within the meaning of section 3:248 of the Netherlands Civil Code with respect to the Parallel Debt without any notice being required.

Each of the Loan Parties acknowledges that (i) the Parallel Debt of each Loan Party (a) constitutes an undertaking, obligation and liability of such Loan Party to the Administrative Agent (in its personal capacity and not in its capacity as agent) which is separate and independent from, and without prejudice to, its Principal Obligations and (b) represents the Administrative Agent’s own claim to receive payment of such Parallel Debt from such Loan Party and (ii) the Collateral created under the Loan Documents to secure the Parallel Debt is granted to the Administrative Agent in its capacity as sole creditor of the Parallel Debt.

Each of the Loan Parties agrees that (i) the Parallel Debt of each Loan Party shall be decreased if and to the extent that its Principal Obligations have been paid or in the case of guarantee obligations discharged, (ii) the Principal Obligations of each Loan Party shall be decreased if and to the extent that its Parallel Debt has been paid or in the case of guarantee obligations discharged, and (iii) the amount payable under the Parallel Debt of each Loan Party shall at no time exceed the amount payable under its Principal Obligations.

Any amount received or recovered by the Administrative Agent in respect of a Parallel Debt (including, but not limited to, enforcement proceeds) shall be applied in accordance with the terms of this Agreement subject to limitations (if any) expressly provided for in any Security Document.

For the purpose of this Section 9.9, the Administrative Agent acts in its own name and for itself and not as agent, trustee or representative of any other Secured Party.

For purposes of any Netherlands Security Document any resignation by the Administrative Agent is not effective with respect to its rights under the Parallel Debt until all rights and obligations under the Parallel Debt have been assigned and assumed to the successor agent.

The Administrative Agent will reasonably cooperate in assigning its rights and obligations under the Parallel Debt to any such successor agent and will reasonably cooperate in transferring all rights and obligations under any Netherlands Security Document to such successor agent.

The Administrative Agent is hereby authorized by the Secured Parties which are a party to this Agreement to execute and deliver any documents necessary or appropriate to create and perfect the rights of pledge created by any Netherlands Security Document. Without prejudice to the provisions of this Agreement and the other Loan Documents, the parties hereto acknowledge and agree with the creation of Parallel Debt obligations by any Loan Party which agrees to provide security pursuant to a Netherlands Security Document.

ARTICLE X

MISCELLANEOUS

Section 10.1. Notices.

(a)     Written Notices.

(i)    Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications to any party herein to be effective shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

To the Borrower:

Bristow Group Inc.

3151 Briarpark Drive, Suite 700

~~2103 City West Blvd.~~

~~4th Floor~~

Houston, Texas 77042

Attention: General Counsel

Email: notices@bristowgroup.com

Facsimile: (713) 267-7620

To the Administrative Agent:

For Payments and Requests for Credit Extensions:

Michael Fey

Ankura Trust Company, LLC

140 Sherman Street, 4th Floor

Fairfield, CT 06824

Phone: (980) 226-7633

Fax: (603) 609-0707

Email: michael.fey@ankura.com

PAYMENT INSTRUCTIONS:

TO ANKURA TRUST COMPANY, LLC

Bank: Deutsche Bank Trust Company Americas ABA No.: 021001033

Acct: Global Loan Services

Acct. No.: 99183678

Ref.: Ankura Trust Company/Bristow

For Credit Related Matters:

Jay Hopkins

Ankura Trust Company, LLC

140 Sherman Street, 4th Floor

Fairfield, CT 06824

Phone: (917) 544-7727

Fax: (603) 609-0707

Email: jay.hopkins@ankura.com

Other Notices/Deliveries to Administrative Agent:

Michael Fey

Ankura Trust Company, LLC

140 Sherman Street, 4th Floor

Fairfield, CT 06824

Phone: (980) 226-7633

Fax: (603) 609-0707

Email: michael.fey@ankura.com

To any other Lender:

the address set forth in the Administrative Questionnaire or the Assignment and Acceptance Agreement executed by such Lender

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All such notices and other communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the mail or if delivered, upon delivery; provided, that notices delivered to the Administrative Agent shall not be effective until actually received by such Person at its address specified in this Section 10.1.

(ii)    Any agreement of the Administrative Agent and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrower. The Administrative Agent and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrower to give such notice and the Administrative Agent and Lenders shall not have any liability to the Borrower or other Person on account of any action taken or not taken by the Administrative Agent or the Lenders in reasonable reliance in good faith upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Term Loans and all other Obligations hereunder shall not be affected in any way or to any extent by any failure of the Administrative Agent and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent and the Lenders of a confirmation which is at variance with the terms understood by the Administrative Agent and the Lenders to be contained in any such telephonic or facsimile notice.

(b)	Electronic Communications.

(i)    Notices and other communications to the Administrative Agent and to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by Administrative Agent, provided that the foregoing shall not apply to notices to the Administrative Agent or any Lender pursuant to Article II unless such Lender and the Administrative Agent have agreed to receive notices under such Section by electronic communication and have agreed to the procedures governing such communications. The

Administrative Agent or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(ii)     Unless the Administrative Agent and Borrower otherwise prescribe, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

Section 10.2. Waiver; Amendments. (a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document, and no course of dealing between the Borrower and the Administrative Agent or any Lender, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power hereunder or thereunder. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies provided by law. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 10.2, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Term Loan shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default or Event of Default at the time.

(b)     Subject to Section 2.19, no amendment or waiver of any provision of this Agreement or the other Loan Documents, nor consent to any departure by the Loan Parties therefrom, shall in any event be effective unless the same shall be in writing and signed by a Borrower and the Required Lenders or a Borrower and the Administrative Agent with the consent of the Required Lenders and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment or waiver shall: (i) increase the Term Loan Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Term Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the date fixed for any scheduled payment of any principal of, or interest on, any Term Loan or any fees (including fees payable under Section 2.10(c)) hereunder or reduce the amount of, waive or excuse any such payment, without the written consent of each Lender affected thereby, (iv) change Section 2.16(c) or (d) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section 10.2(b) or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders which are required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the consent of each Lender, (vi) release any Guarantor or limit the liability of any such Guarantor under the Facility Guarantee or any other Guarantee agreement or other Loan Documents, without the written consent of each Lender, except in connection with the sale or other disposition of such Guarantor or as expressly permitted in this Agreement or other Loan Documents, (vii) release all or substantially all collateral securing any of the Obligations or subordinate any Lien in such collateral to any other creditor of the Borrower or any Subsidiary other than in accordance with the terms of the Loan Documents, without the written consent of each Lender; provided further, that no such agreement shall amend, modify or otherwise affect the rights, duties or obligations of the Administrative Agent without the prior written consent of the Administrative Agent. Notwithstanding anything contained herein to the contrary, this Agreement may be amended and restated without the consent of any Lender (but with the consent of the Borrower and the Administrative Agent) if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), such Lender shall have no other commitment or other obligation hereunder (but such Lender shall continue to be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 10.3) and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement.

Section 10.3. Expenses; Indemnification. (a) The Borrower shall pay (i) all reasonable, out-of-pocket costs and expenses of the Administrative Agent and the Lenders, including the reasonable fees, charges and disbursements of counsel (including local counsel, foreign counsel, bankruptcy counsel, conflict counsel and aviation counsel) for the Administrative Agent and its Affiliates and the Lenders, in connection with the syndication of the credit facility provided for herein, the preparation and administration of the Loan Documents and any amendments, modifications or waivers thereof (whether or not the transactions contemplated in this Agreement or any other Loan Document shall be consummated and whether incurred before or after the date hereof) and (ii) all out-of-pocket costs and expenses (including, without limitation, the reasonable fees, charges and disbursements of outside counsel and financial advisors) incurred by the Administrative Agent or any Lender in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section 10.3, or in connection with the Term Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Term Loans.

(b)     The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all reasonable allocated fees and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party or Related Party of a Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Term Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party or

Related Party of a Loan Party, and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for material breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. The Borrower, upon demand by the Administrative Agent or a Lender at any time, shall reimburse such Administrative Agent or such Lender for any such reasonable legal or other expenses incurred in connection with investigating or defending against any of the foregoing, except if the same is excluded from indemnification pursuant to the provisions of the immediately preceding sentence. Each Indemnitee agrees to contest any indemnified claim if reasonably requested by the Borrower, in a manner reasonably directed by the Borrower, with counsel selected by the Indemnitee and approved by the Borrower, which approval shall not be unreasonably withheld or delayed. Any Indemnitee that proposes or intends to settle or compromise any such indemnified claim shall give the Borrower written notice of the terms of such settlement or compromise reasonably in advance of settling or compromising such claim or proceeding and shall obtain the Borrower’s prior written consent thereto, which consent shall not be unreasonably withheld or delayed; provided that the Indemnitee shall not be restricted from settling or compromising any such claim if the Indemnitee waives its right to indemnity from the Borrower in respect of such claim and such settlement or compromise does not materially increase the Borrower’s liability pursuant to this Section 10.3 to any Related Party of such Indemnitee.

(c)    The Borrower shall pay, and hold the Administrative Agent and each of the Lenders harmless from and against, any and all present and future stamp, documentary, and other similar taxes with respect to this Agreement and any other Loan Documents, any collateral described therein, or any payments due thereunder, and save the Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes.

(d)    To the extent that the Borrower fails to pay any amount required to be paid to the Administrative Agent under clauses (a), (b) or (c) hereof or such amount is otherwise incurred by the Administrative Agent in connection with its duties, obligations and role hereunder, each Lender severally agrees to pay to the Administrative Agent such Lender’s Pro Rata Share (determined as of the time that the unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided, that the unreimbursed expense or indemnified payment, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such.

(e)    To the extent permitted by applicable law, no party to this Agreement or Indemnitee shall assert, and each hereby waives, any claim against any such other Person, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to actual or direct damages) arising out of, in connection with or as a result of, this Agreement or any agreement or instrument contemplated hereby, the transactions contemplated therein, any Term Loan or the use of proceeds thereof.

(f)    All amounts due under this Section 10.3 shall be payable within ten (10) Business Days after written demand therefor.

Section 10.4. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (g) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (e) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of the Term Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i)    Minimum Amounts.

(A)    in the case of an assignment of the entire remaining amount of the Term Loans at the time owing to the assigning Lender or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B)    in any case not described in paragraph (b)(i)(A) of this Section, the principal outstanding balance of the Term Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Acceptance, as of the Trade Date) shall not be less than $500,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).

(ii)    Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement.

(iii)    Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition:

(A)    the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) ~~a Default or~~an Event of Default has occurred and is continuing at the time of such assignment, or (y) such assignment is to a Lender, an Affiliate of a Lender (or, in the case of an assignment by any Lender party to this Agreement as of the Effective Date, to any Approved Lender with respect to such Lender) or an Approved Fund ~~or~~

~~(z) such assignment is entered into following the earlier of (i) the Plan Effective Date and (ii) the date that is one year following the Effective Date~~; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received written notice thereof;

(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund.

(iv)    Assignment and Acceptance. The parties to each assignment shall deliver to the Administrative Agent (A) a duly executed Assignment and Acceptance, (B) a processing and recordation fee of $3,500 (other than with respect to assignments by a Lender to its Affiliate), (C) an Administrative Questionnaire unless the assignee is already a Lender and (D) the documents required under Section 2.15.

(v)    No Assignment to Borrower. No such assignment shall be made to the Borrower or any of the Borrower’s Affiliates or Subsidiaries.

(vi)    No Assignment to Natural Persons. No such assignment shall be made to (i) a natural person or (ii) a Bristow Competitor.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section 10.4, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 10.3 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section 10.4. If the consent of the Borrower to an assignment is required hereunder (including a consent to an assignment which does not meet the minimum assignment thresholds specified above), the Borrower shall be deemed to have given its consent ten (10) Business Days after the date notice thereof has actually been delivered by the assigning Lender (through the Administrative Agent) to the Borrower, unless the Borrower gives written notice to the assigning Lender prior to such tenth (10th) Business Day that the Borrower objects to such assignment.

(c) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in Fairfield, Connecticut a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the principal amount (and stated interest) of the Term Loans owing to, each Lender pursuant to the terms hereof from time to time (the “ Register”). Information contained in the Register with respect to any Lender shall be available for inspection by such Lender at any reasonable time and from time to time upon reasonable prior notice; information contained in the Register shall also be available for inspection by the Borrower at any reasonable time and from time to time upon reasonable prior notice. Information contained in the Register shall be conclusive, absent manifest error. In establishing and maintaining the Register, Administrative Agent shall serve as Borrower’s agent solely for tax purposes and solely with respect to the actions described in this Section 10.4.

(d)    Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent sell participations to any Person (other than a natural person, the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of the Term Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.

(e)    Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that, to the extent affecting such Participant: (i) increases the Term Loan Commitment of such Lender, (ii) reduces the principal amount of any Term Loan or reduces the rate of interest thereon, or reduces any fees payable hereunder, (iii) postpones the date fixed for any payment of any principal of, or interest on, any Term Loan or any fees hereunder or reduces the amount of, waives or excuses any such payment, (iv) changes Section 2.16(c) or (d) in a manner that would alter the pro rata sharing of payments required thereby, (v) changes any of the provisions of Section 10.2(b) or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders which are required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, (vi) releases any Guarantor or limits the liability of any such Guarantor under the Facility Guarantee or any other Guarantee agreement, except in connection with the sale or other disposition of such Guarantor or as expressly permitted in this Agreement or other Loan Documents or (vii) releases all or substantially all collateral securing any of the Obligations. Subject to paragraph (f) of this Section 10.4, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.13, 2.14, and 2.15 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 10.4. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.7 as though it were a Lender, provided such Participant agrees to be subject to Section 2.16 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Term Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(f)    A Participant shall not be entitled to receive any greater payment under Section 2.13 and Section 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant shall not be entitled to the benefits of Section 2.15 unless the Borrower is notified of, and consents in writing to, the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.15 as though it were a Lender (it being understood that the Tax documentation required under Section 2.15 shall be delivered to the participating Lender).

(g)    Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

Section 10.5. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN THOSE FOREIGN SECURITY DOCUMENTS THAT BY THEIR TERMS ARE TO BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE APPLICABLE FOREIGN JURISDICTION) SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

(b)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN (OR IF SUCH COURT LACKS SUBJECT MATTER JURISDICTION, THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN), AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN AND SHALL BE BROUGHT EXCLUSIVELY IN SUCH FEDERAL (TO THE EXTENT PERMITTED BY LAW) OR NEW YORK STATE COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)    EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING DESCRIBED IN PARAGRAPH (B) OF THIS SECTION 10.5 AND BROUGHT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION 10.5. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)    EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.1. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. ALL LOAN PARTIES THAT ARE ORGANIZED UNDER THE LAWS OTHER THAN THOSE OF A STATE OF THE UNITED STATES HEREBY CONSENT TO SERVICE OF PROCESS FOR THEM BEING GIVEN TO THE LEAD BORROWER AND APPOINT THE LEAD BORROWER AS THEIR AGENT FOR SUCH SERVICE. FURTHER, EACH NON-U.S. LOAN PARTY WAIVES ANY IMMUNITY IT MAY HAVE UNDER ANY NON-U.S. LAW OR OTHERWISE IN RELATION TO THE JURISDICTION OR RULING OF ANY AFOREMENTIONED NEW YORK STATE OR FEDERAL COURTS.

Section 10.6. WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 10.7. Right of Setoff. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, each Lender shall have the right, at any time or from time to time upon the occurrence and during the continuance of an Event of Default, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, to set off and apply against all deposits (general or special, time or demand, provisional or final) of the Borrower at any time held or other obligations at any time owing by such Lender to or for the credit or the account of the Borrower against any and all Obligations held by such Lender, irrespective of whether such Lender shall have made demand hereunder and although such Obligations may be unmatured. Each Lender agrees promptly to notify the Administrative Agent and the Borrower after any such set-off and any application made by such Lender; provided, that the failure to give such notice shall not affect the validity of such set-off and application. Each Lender agrees to apply all amounts collected from any such set-off to the Obligations before applying such amounts to any other Indebtedness or other obligations owed by the Borrower and any of its Subsidiaries to such Lender.

Section 10.8. Counterparts; Integration. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement, the Fee Letter and the other Loan Documents constitute the entire agreement among the parties hereto and thereto regarding the subject matters hereof and thereof and supersede all prior agreements and understandings, oral or written, regarding such subject matters. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control.

Section 10.9. Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Term Loan, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Term Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid. The provisions of Sections 2.13, 2.14, 2.15, 10.3 and Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Term Loans or the termination of this Agreement or any provision hereof. All representations and warranties made herein, in the certificates, reports, notices, and other documents delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of the Term Loans.

Section 10.10. Severability. Any provision of this Agreement or any other Loan Document held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof or thereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.11. Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of any information provided to it by the Borrower or any Subsidiary, except that such information may be disclosed (i) to any Related Party of the Administrative Agent or any such Lender, including without limitation accountants, legal counsel and other advisors, solely for purposes of evaluating such information, (ii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iii) to the extent requested by any regulatory agency or authority, (iv) to the extent that such information becomes publicly available other than as a result of a breach of this Section 10.11, or which becomes available to the Administrative Agent, any Lender or any Related Party of any of the foregoing on a non-confidential basis from a source other than the Borrower or any Subsidiary, (v) in connection with the exercise of any remedy hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, and (vi) subject to provisions substantially similar to this Section 10.11, to any actual or prospective assignee or Participant, or (vii) with the consent of the Borrower. Any Person required to maintain the confidentiality of any information as provided for in this Section 10.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such information as such Person would accord its own confidential information.

Section 10.12. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to the Term Loans, together with all fees, charges and other amounts which may be treated as interest on the Term Loans under applicable law (collectively, the “Charges”), shall exceed the maximum lawful rate of interest (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by a Lender holding a Term Loan in accordance with applicable law, the rate of interest payable in respect of such Term Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Term Loan but were not payable as a result of the operation of this Section 10.12 shall be cumulated and the interest and Charges payable to such Lender in respect of other periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment (to the extent permitted by applicable law), shall have been received by such Lender.

Section 10.13. Waiver of Effect of Corporate Seal. The Borrower represents and warrants that neither it nor any other Loan Party is required to affix its corporate seal to this Agreement or any other Loan Document pursuant to any Requirement of Law, agrees that this Agreement is delivered by Borrower under seal and waives any shortening of the statute of limitations that may result from not affixing the corporate seal to this Agreement or such other Loan Documents.

Section 10.14. Patriot Act. The Administrative Agent and each Lender hereby notifies the Loan Parties that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the Patriot Act. Each Loan Party shall, and shall cause each of its Subsidiaries to, provide to the extent commercially reasonable, such information and take such other actions as are reasonably requested by the Administrative Agent or any Lender in order to assist the Administrative Agent and the Lenders in maintaining compliance with the Patriot Act.

Section 10.15. Officer’s Certificates. It is not intended that any certificate of any officer or director of the Borrower delivered to the Administrative Agent or any Lender pursuant to this Agreement shall give rise to any personal liability on the part of such officer or director.

Section 10.16. Effect of Inclusion of Exceptions. It is not intended that the specification of any exception to any covenant herein shall imply that the excepted matter would, but for such exception, be prohibited or required.

Section 10.17. ~~Intercreditor Agreement~~[Reserved].

~~(a) The Lenders acknowledge that the obligations of the Borrower and the Guarantors in respect of the Existing Senior Secured Notes will be secured by Liens on the Shared Collateral on a senior priority basis to the Secured Obligations. In connection with the Borrower’s entry into this Agreement, the Administrative Agent is authorized to enter into the Intercreditor Agreement establishing the relative rights of the Secured Parties and the Existing Senior Secured~~

~~Notes Secured Parties with respect to the Shared Collateral and certain related matters. The Lenders hereby irrevocably (i) consent to such senior priority treatment of Liens to be provided for under the Intercreditor Agreement, (ii) authorize the Administrative Agent to execute and deliver the Intercreditor Agreement and any documents relating thereto, in each case on behalf of, and without any further consent, authorization or other action by, any Lender, (iii) agree that, upon the execution and delivery thereof and so long as it is in effect, each Lender will be bound by the provisions of the Intercreditor Agreement, as if it were a signatory thereto and will take no actions contrary to the provisions of the Intercreditor Agreement and (iv) agree that no Lender shall have any right of action whatsoever against the Administrative Agent as a result of any  action taken by the Administrative Agent pursuant to this Section 10.17 or in accordance with the terms of the Intercreditor Agreement. The Lenders hereby further irrevocably authorize the Administrative Agent to enter into such amendments, supplements or other modifications to the Intercreditor Agreement in connection with any extension, renewal or refinancing of the Term Loans, any amendment, restatement, supplement or other modification of the Existing Indenture Documents as are reasonably acceptable to the Administrative Agent, in its sole discretion, to give effect thereto, in each case on behalf of each Lender, and without any further consent, authorization or other action by any Lender. The Administrative Agent shall have the benefit of the provisions of Article IX with respect to all actions referred to in this Section 10.17 and all actions taken or omitted to be taken by it in accordance with the terms of the Intercreditor Agreement to the full extent thereof. Notwithstanding anything contained herein or in any other Loan Document to the contrary, any provision hereof or any other Loan Document (a) requiring any Loan Party to deliver possession of any Shared Collateral to the Administrative Agent or its representatives, or to cause the Administrative Agent or its representatives to control any Shared Collateral, shall be deemed to have been complied with if and for so long as the Existing Collateral Agent shall have such possession or control or (b) requiring any Loan Party to name the Administrative Agent as an additional insured or a lender loss payee under any insurance policy or a beneficiary of any letter of credit, shall have been complied with if any such insurance policy or letter of credit names the Existing Collateral Agent as an additional insured, lender loss payee or beneficiary, as the case may be, in each case pursuant to the terms of the Intercreditor Agreement when in effect. Notwithstanding anything to the contrary herein or in any other Loan Document, it is acknowledged and agreed that the Lead Borrower has used commercially reasonable efforts to comply with the requirements set forth in clause (3) of Schedule 5.18, and such post-closing requirement is deemed to be satisfied.~~

~~(b)     The Lenders acknowledge that the obligations of the Borrowers and the Guarantors in respect of the DIP Credit Agreement will be secured by Liens on the DIP Junior Priority Collateral on a junior priority basis to the Secured Obligations. In connection with the Borrower’s entry into this Agreement, the Administrative Agent is authorized to enter into the DIP Intercreditor Agreements establishing the relative rights of the Secured Parties and the DIP Credit Agreement Secured Parties with respect to the DIP Junior Priority Collateral and certain related matters. The Lenders hereby irrevocably (i) authorize the Administrative Agent to execute and deliver the DIP Intercreditor Agreements and any documents relating thereto, in each case on behalf of, and without any further consent, authorization or other action by, any Lender, (ii) agree that, upon the execution and delivery thereof and so long as it is in effect, each Lender will be bound by the provisions of the DIP Intercreditor Agreements, as if it were a signatory thereto and will take no actions contrary to the provisions of the DIP Intercreditor Agreements and (iii) agree that no Lender shall have any right of action whatsoever against the Administrative Agent as a result of any action taken by the Administrative Agent pursuant to this Section 10.17(b) or in accordance with the terms of the DIP Intercreditor Agreements. The Lenders hereby further irrevocably authorize the Administrative Agent to enter into such amendments, supplements or other modifications to the DIP Intercreditor Agreements in~~

~~connection with any extension, renewal or refinancing of the Term Loans or the Term Loans (as defined in the DIP Credit Agreement), as are reasonably acceptable to the Administrative Agent, in its sole discretion, to give effect thereto, in each case on behalf of each Lender, and without any further consent, authorization or other action by any Lender. The Administrative Agent shall have the benefit of the provisions of Article IX with respect to all actions referred to in this Section 10.17(b) and all actions taken or omitted to be taken by it in accordance with the terms of the DIP Intercreditor Agreements to the full extent thereof.~~

Section 10.18. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)    the effects of any Bail-In Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Section 10.19. Export Controls. The Borrower hereby notifies the Administrative Agent and each Lender that the sale, transfer, or export of certain ITAR-Controlled Collateral may require pre-approval from the Department of State’s Directorate of Defense Trade Controls. The Borrower hereby agrees to provide the necessary information required for such pre-approval upon request.

Section 10.20. Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrowers in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from such Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to the Borrowers (or to any other person who may be entitled thereto under applicable law).

Section 10.21. Waiver of Immunity. To the extent that any Loan Party that is organized under the laws other than those of a state of the United States has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such Loan Party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement or any other Loan Document.

Section 10.22. Replacement of Lenders Under Certain Circumstances.

(a)     If at any time (i) any Lender requests reimbursement for amounts owing pursuant to Section 2.13 or 2.15 as a result of any condition described in such Sections or any Lender ceases to make Eurodollar Rate Loans as a result of any condition described in Section 2.12 or Section 2.13, or (ii) any Lender does not consent to any proposed amendment, supplement, modification, consent or waiver of any provision of this Agreement or any other Loan Document that requires the consent of each of the Lenders or each of the Lenders affected thereby and that has been approved by the Required Lenders, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign, without recourse (in accordance with and subject to the restrictions contained in Section 10.4), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (a) the Borrower shall have received the prior written consent of the Administrative Agent, which consents shall not unreasonably be withheld or delayed, (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Term Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (c) in the case of any such assignment resulting from a claim for compensation under Section 2.13 or payments required to be made pursuant to Section 2.15, such assignment will result in a material reduction in such compensation or payments. A Lender shall not be required to make any such assignment if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment cease to apply. Each party hereto agrees that an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Acceptance executed by the Borrower, the Administrative Agent and the assignee (or, to the extent applicable, an agreement incorporating an Assignment and Acceptance by reference pursuant to an approved electronic platform as to which the Administrative Agent and such parties are participants), and the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided that any such documents shall be without recourse to or warranty by the parties thereto.

ARTICLE XI

GUARANTEE

Section 11.1. Guarantee. Each Guarantor unconditionally guarantees, jointly with any other Guarantors of the Obligations and severally, as a primary obligor and not merely as a surety, the due and punctual payment of the Obligations. To the fullest extent permitted by applicable law and except as otherwise provided in the Loan Documents, each Guarantor waives notice of, or any requirement for further assent to, any agreements or arrangements whatsoever by the Secured Parties with any other person pertaining to the Obligations, including agreements and arrangements for payment, extension, renewal, subordination, composition, arrangement, discharge or release of the whole or any part of the Obligations, or for the discharge or surrender of any or all security, or for the compromise, whether by way of acceptance of part payment or otherwise, and, to the fullest extent permitted by applicable law, the same shall in no way impair each Guarantor’s liability hereunder.

Section 11.2. Obligations Not Waived. To the fullest extent permitted by applicable law and except as otherwise provided for herein or in the other Loan Documents, each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other person of any of the Obligations, and also to the extent permitted by law and except as otherwise provided for herein or in the other Loan Documents waives notice of acceptance of its guarantee, notice of protest for nonpayment and all other formalities. To the fullest extent permitted by applicable law and except as otherwise provided for herein or in the other Loan Documents, the Guarantee of each Guarantor hereunder shall not be affected by (a) the failure of any Loan Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any Guarantor under the provisions of this Agreement, any other Loan Document or otherwise; (b) any extension, renewal or increase of or in any of the Obligations; (c) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of this Agreement, the Credit Agreement, any other Loan Document, any guarantee or any other agreement or instrument, including with respect to any Guarantor under the Loan Documents; (d) the release of (or the failure to perfect a security interest in) any of the security held by or on behalf of the Administrative Agent or any other Secured Party; or (e) the failure or delay of any Secured Party to exercise any right or remedy against the Borrower or any Guarantor of the Obligations.

Section 11.3. Security. Each Guarantor authorizes the Administrative Agent to (a) take and hold security (to the extent such Guarantor has executed a Security Document in favor of the Administrative Agent) for the payment of this Guarantee and the Obligations and exchange, enforce, waive and release any such security pursuant to the terms of any other Loan Documents; (b) apply such security and direct the order or manner of sale thereof as it in its sole discretion may determine subject to the terms of any other Loan Documents; and (c) release or substitute any one or more endorsees, other Guarantors or other obligors pursuant to the terms of any other Loan Documents. In no event shall this Section ~~11.03~~11.3 require any Guarantor to grant security, except as required by the terms of the Loan Documents.

Section 11.4. Guarantee of Payment. Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and, to the fullest extent permitted by applicable law, waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of the Borrower or any other person.

Section 11.5. No Discharge or Diminishment of Guarantee. To the fullest extent permitted by applicable law and except as otherwise expressly provided in this Agreement, the Obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full in cash of the Obligations (other than contingent indemnity obligations with respect to then unasserted claims)), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense (other than a defense of payment) or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall, to the fullest extent permitted by applicable law, not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under this Agreement, any other Loan Document, any guarantee or any other agreement or instrument, by any amendment, waiver or modification of any provision of this Agreement or any other Loan Document or other agreement or instrument, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act, omission or delay to do any other act that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash of all the Obligations (other than contingent indemnity obligations with respect to then unasserted claims)) or which would impair or eliminate any right of any Guarantor to subrogation.

Section 11.6. Defenses Waived. To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of the unenforceability of the Obligations or any part thereof from any cause or the cessation from any cause of the liability (other than the payment in full in cash of the Obligations) of the Borrower or any other person. Subject to the terms of the other Loan Documents, the Administrative Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Guarantor or exercise any other right or remedy available to them against the Borrower or any other Guarantor, without affecting or impairing in any way the liability of each Guarantor hereunder except to the extent the Obligations have been paid in cash. Pursuant to and to the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of each Guarantor against the Borrower or any other Guarantor or any security.

Section 11.7. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against each Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent or such other Secured Party as designated thereby in cash an amount equal to the unpaid principal amount of such Obligations then due, together with accrued and unpaid interest and fees on such Obligations. Upon payment by each Guarantor of any sums to the Administrative Agent or any Secured Party as provided above, all rights of each Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior payment in full in cash of all the Obligations (other than contingent indemnity obligations with respect to then unasserted claims). In addition, any indebtedness of the Borrower or any Subsidiary now or hereafter held by each Guarantor that is required by this Agreement to be subordinated to the Obligations is hereby subordinated in right of payment to the prior payment in full of the Obligations. If any amount shall be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness at any time when any Obligation then due and owing has not been paid, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

Section 11.8. General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate law, or any state, Federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under this Agreement would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under this Agreement, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by any Guarantor, any creditor or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

Section 11.9. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrowers’ financial condition and assets, all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that each Guarantor assumes and incurs hereunder and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

Section 11.10. Covenant; Representations and Warranties. Each Guarantor agrees and covenants to, and to cause its Subsidiary to, take, or refrain from taking, each action that is necessary to be taken or not taken, so that no breach of the agreements and covenants contained in this Agreement pertaining to actions to be taken, or not taken, by such Guarantor or its Subsidiary will result. Each Guarantor represents and warrants as to itself that all representations and warranties relating to it contained in this Agreement are true and correct in all material respects on and as of the date hereof; provided that each reference in any such representation and warranty to the knowledge of the Borrower shall, for the purposes of this Section 11.10, be deemed to be a reference to Guarantor’s knowledge.

Section 11.11. Stay of Acceleration. In the event that acceleration of the time for payment of any of the Obligations is stayed by reason of the insolvency or receivership of the Borrower (including pursuant to the Cases) or otherwise, all Obligations otherwise subject to acceleration under the terms of any Loan Document shall nonetheless be payable by the Guarantors immediately upon demand by the Administrative Agent.

ARTICLE XII

PROVISIONS RELATING TO U.K. SAR CONTRACT.

Section 12.1. ~~____________.~~ The provisions of the SAR Addendum shall control, notwithstanding any conflicting provisions set forth in this Agreement or in any of the Loan Documents (other than Article XIII hereof). The Borrowers, the Administrative Agent, and each Lender agrees and acknowledges that the Department has certain rights under the U.K. SAR Contract, such as step-in rights under Condition 42 of the General Conditions of Contract to the U.K. SAR Contract (“U.K. SAR Contract Condition 42”), and the right to purchase the Specified Aircraft or to require that the Borrower’s interest in the Specified Aircraft be transferred to a new operator, under Condition 58 of the General Conditions of Contract to the U.K. SAR Contract (“U.K. SAR Contract Condition 58”), which shall, together with the Assurance Letter, control as between the Borrower, the Administrative Agent, the Administrative Agent and the Lenders, notwithstanding any conflicting provision set forth in this Agreement or in any of the Loan Documents (other than Article XIII hereof).

Section 12.2. ~~____________.~~ (i) In the event that (i) the Administrative Agent breaches any one or more of the covenants set forth in the SAR Addendum, (ii) the Administrative Agent’s breach was not directly caused by a breach of this Agreement by the Borrower, and (iii) the Administrative Agent has not cured such breach within a time period equal to half the number of days, if any, specified in the U.K. SAR Contract for the cure of such breach of the applicable covenant set forth in the SAR Addendum, and so long as (A) no Event of Default has occurred and is continuing, (B) this Agreement has not been earlier terminated and (C) the Department has not exercised its right to acquire title to any of the Specified Aircraft under U.K. SAR Contract Condition 58, the Borrower may prepay the Term Loans and any such prepayment may be made without payment of any prepayment fees, provided that, for the avoidance of doubt, (y) no cure period shall exist for the Administrative Agent, as the case may be, under this Section 12.2 if the U.K. SAR Contract does not provide for a cure period in respect of the applicable covenant set forth in the SAR Addendum, and (z) each cure period available under this Section 12.2 shall begin as of the occurrence of the breach, unless another time is expressly provided for in the applicable cure provision in the U.K. SAR Contract (including, without limitation, from the time of notice if the Department has provided a notice of unsatisfactory performance pursuant to Condition 42.1 of the U.K. SAR Contract).

ARTICLE XIII

ITAR

Section 13.1. ITAR.

(a)    The parties agree and acknowledge that (i) financing of the Aircraft is subject to the United States International Traffic in Arms Regulations (“ITAR”) and the terms and conditions of all applicable ITAR authorizations; (ii) transfer of ownership, change of end-use, and export/re-export of the Aircraft must be in compliance with ITAR at all times; (iii) any changes in the use of the Aircraft, or any re-transfers or re-exports of the Aircraft will require prior written authorization from the U.S. Department of State; (iv) access to the Aircraft and ITAR-controlled technical data related to the Aircraft is restricted to only those persons who are authorized by the U.S. Department of State and/or ITAR.

(b)    The parties further acknowledge that the Aircraft were exported from the United States to the United Kingdom pursuant to temporary export licenses, DSP-73s, which are valid for four (4) years. When requested by the Borrower, the Administrative Agent and the Lenders shall promptly and without additional cost, furnish the Borrower with any documentation which is reasonably necessary to support the Borrower’s application for any required amendment, renewal or replacement of such licenses.

(c)    The parties further acknowledge that the ITAR-controlled technical data related to the Aircraft is subject to ITAR. The Administrative Agent and each Lender agrees that no technical data, information or other items in each case which is ITAR-controlled provided by the Borrower or any Affiliate in connection with the Aircraft shall be provided to any foreign persons or to a foreign entity, including without limitation, a foreign employee or subsidiary of the Administrative Agent, the Administrative Agent or any Lender (including those located in the U.S. and the U.K.), without the express written authorization of the appropriate export license, technical assistance agreement or other requisite authorization for technical data or items in each case which is ITAR-controlled.

(d)    The parties agree and acknowledge that either party must notify the other of the details and circumstances of any alleged violation or noncompliance with any and all applicable regulations or government authorizations that relate to the Aircraft.

(remainder of page left intentionally blank)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BRISTOW GROUP INC., as Lead Borrower

By:
Name:
Title:

BRISTOW HOLDINGS COMPANY LTD. III, as Co-Borrower

By:
Name:
Title:

[Signature Page to Term Loan Credit Agreement]

[ ], as a Guarantor

By:
	Name:	[ ]
	Title:	[ ]

[Signature Page to Term Loan Credit Agreement]

ANKURA TRUST COMPANY, LLC as Administrative Agent

By:
	Name:	[ ]
	Title:	[ ]

[Signature Page to Term Loan Credit Agreement]

[ ] as a Lender

By:
	Name:	[ ]
	Title:	[ ]

[Signature Page to Term Loan Credit Agreement]

EXHIBIT A

FORM OF TERM LOAN NOTE

Term Loan Amount	New York, New York
[ ]	[Date]

FOR VALUE RECEIVED, the undersigned, BRISTOW GROUP INC., a Delaware corporation (the “Borrower”) and BRISTOW HOLDINGS COMPANY LTD. III, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Co-Borrower” and together with the Lead Borrower, the “Borrowers” and each, a “Borrower”), hereby promises to pay to [Name of lender] (the “Lender”) or its registered assigns, at the office of Ankura Trust Company, LLC (“Ankura”) at 140 Sherman Street, 4th Floor, Fairfield, CT 06824, on the Maturity Date (as defined in the Term Loan Credit Agreement, dated as of May 10, 2019, (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “ Credit Agreement”) among the Lead Borrower, the Co-Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Ankura, as Administrative Agent for the Lenders), the aggregate unpaid principal amount of the Term Loan made by the Lender to the Borrowers pursuant to the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, each Borrower further promises to pay all costs of collection, including the reasonable attorneys’ fees of the Lender.

Upon the occurrence of an Event of Default, each Borrower promises to pay interest, on demand, at the rate provided in the Credit Agreement.

All borrowings evidenced by this Term Note and all payments and prepayments of the principal hereof and the date thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrowers to make the payments of principal and interest in accordance with the terms of this Term Note and the Credit Agreement.

This Term Note is issued in connection with, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. Capitalized terms used in this Term Note and not otherwise defined herein shall have the respective meanings provided for such capitalized terms in the Credit Agreement.

THIS TERM NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF NEW YORK.

BRISTOW GROUP INC., as Lead Borrower

By:

Name:
Title:

BRISTOW HOLDINGS COMPANY LTD.
III, as Co-Borrower

By:
Name:
Title:

LOANS AND PAYMENTS

Date	Amount and Type of Loan	Payments of Principal	Unpaid Principal Balance of Note	Name of Person Making Notation

EXHIBIT B

FORM OF ASSIGNMENT AND ACCEPTANCE

[date to be supplied]

Reference is made to the Term Loan Credit Agreement dated as of May 10, 2019 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Bristow Group Inc., a Delaware corporation (the “Lead Borrower”), Bristow Holdings Company Ltd. III, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Co-Borrower” and together with the Lead Borrower, the “Borrowers” and each, a “Borrower”), the Lenders from time to time party thereto, and Ankura Trust Company, LLC, as Administrative Agent for such lenders. Terms defined in the Credit Agreement are used herein with the same meanings.

The [name of assignor] (the “Assignor”) hereby sells and assigns, without recourse, to [name of assignee] (the “Assignee”), and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth below, the interests set forth below (the “Assigned Interest”) in the Assignor’s rights and obligations under the Credit Agreement, including, without limitation, the interests set forth below in the Term Loan Commitment of the Assignor on the Assignment Date and Term Loans owing to the Assignor which are outstanding on the Assignment Date[, but excluding accrued interest and fees to and excluding the Assignment Date]. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement.

This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) any documentation required to be delivered by the Assignee pursuant to Section 2.15(e) of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee. The Assignee shall pay the fee payable to the Administrative Agent pursuant to Section 10.4(b) of the Credit Agreement.

The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby, and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any Collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Assignee set forth in Section 10.4 of the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date (as defined below), it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) attached to the Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

Choose in the alternative [Alternative A: From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.] [Alternative B: From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to, on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.]

This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

Assignment Date:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee’s Address for Notices:

Effective Date of Assignment:

(“Effective Date”):

Borrower: [Bristow Group Inc. a Delaware corporation] [Bristow Holdings Company Ltd. III, an exempted company incorporated with limited liability under the laws of the Cayman Islands]

Principal Amount of Term Loan Commitment/Term Loans Assigned	Percentage Assigned of Term Loan Commitment/Term Loans[1]
$	%

The terms set forth above are hereby agreed to:	[Name of Assignor], as Assignor

By:
Name:
Title:

[Name of Assignee], as Assignee

By:
Name:
Title:

[1]	Set forth, to at least 8 decimals, as a percentage of the aggregate Term Loan Commitment/Term Loans of all Lenders thereunder.

The undersigned hereby consent to the within assignment2:

Bristow Group Inc.		Ankura Trust Company, LLC, as Administrative Agent:

By:		By:
	Name:		Name:
	Title:		Title:

Bristow Holdings Company Ltd. III

By:
Name:
Title:

[2]	Consents to be included to the extent required by Section 10.4(b) of the Credit Agreement.

EXHIBIT C

[Reserved]

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

To:	Ankura Trust Company, LLC
140 Sherman Street, 4th Floor
Fairfield, CT 06824
Attention:

Ladies and Gentlemen:

Reference is made to the Term Loan Credit Agreement dated as of May 10, 2019 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Bristow Group Inc., a Delaware corporation (the “Lead Borrower”), Bristow Holdings Company Ltd. III, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Co-Borrower” and together with the Lead Borrower, the “Borrowers” and each, a “Borrower”), the Lenders from time to time party thereto, and Ankura Trust Company, LLC, as Administrative Agent for such lenders. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

The undersigned being the duly elected and acting [chief financial officer] [chief accounting] [treasurer] [controller] of the Lead Borrower, and in such capacity, hereby certifies to the Administrative Agent and each Lender as follows:

1. The consolidated financial statements of the Lead Borrower and its Subsidiaries attached hereto for the Fiscal [Month][Quarter][Year] ended             fairly present in all material respects the financial condition, income and cash flows of the Lead Borrower and its Subsidiaries as at the end of such Fiscal [Month][Quarter][Year] on a consolidated basis in accordance with GAAP consistently applied (subject, in the case of any financial statements delivered for any Fiscal [Month][Quarter], to normal year-end audit adjustments and the absence of footnotes).

~~3~~2. Based upon a review of the activities of Lead Borrower and its Subsidiaries and the financial statements attached hereto during the period covered thereby, as of the date hereof, there exists no Default or Event of Default [except as follows:

                                 ][describe any Default or Event of Default and any actions being taken by the Lead Borrower with respect thereto, all in reasonable detail].

Name:
Title:

EXHIBIT E

Form of NOTICE OF term loan BORROWING

[Date]

Ankura Trust Company, LLC

140 Sherman Street, 4th Floor

Fairfield, CT 06824

Attention:

Ladies and Gentlemen:

Reference is made to the Term Loan Credit Agreement dated as May 10, 2019 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the undersigned, as Borrower, the Lenders named therein, and Ankura Trust Company, LLC, as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes a Notice of Borrowing, and the Borrower hereby requests a Term Loan under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Term Loan requested hereby:

(A)	By (applicable Borrower)

(B)	Principal amount of Term Loan[1]:

(C)	Date of Term Loan (which is a Business Day)[2]

(D)	Interest rate basis of Borrowing: Choose either [Base Rate Borrowing][Eurodollar Rate Borrowing]

(E)	Initial Interest Period[3]:

(F)	Location and number of Borrower’s account to which proceeds of Term Loan are to be disbursed:

Very truly yours,

[1]	For Eurodollar Rate Borrowings, not less than $1,000,000 or a larger multiple of $1,000,000. For Base Rate Borrowings, not less than $1,000,000 or a larger multiple of $100,000.
[2]

This notice must be received by the Administrative Agent (i) in the case of a Base Rate Borrowing, not later than ~~12:00 noon~~10:00 a.m. (New York, New York time) on the date of the Borrowing requested herein and (ii) in the case of a Eurodollar Rate Borrowing, not later than ~~12:00 noon~~10:00 a.m. (New York, New York time) ~~one (1) Business Day in advance of the day~~on the date of the Borrowing requested herein.

[3]	For Eurodollar Rate Borrowings only, in which case, must comply with the definition of “Interest Period” and end not later than the Maturity Date.

[BRISTOW GROUP INC., as Lead Borrower]
By:
Name:
Title:

[BRISTOW HOLDINGS COMPANY LTD. III, as Co-Borrower]

By:
Name:
Title:

EXHIBIT F

FORM OF NOTICE OF CONVERSION/CONTINUATION

[Date]

Ankura Trust Company, LLC

140 Sherman Street, 4th Floor

Fairfield, CT 06824

Attention:

Ladies and Gentlemen:

Reference is made to the Term Loan Credit Agreement dated as of May 10, 2019 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the undersigned, as Borrower, the lenders named therein, and Ankura Trust Company, LLC, as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes a Notice of Conversion/Continuation and the Borrower hereby requests the conversion or continuation of a Borrowing under the Credit Agreement, and in connection therewith, the Borrower specifies the following information with respect to the Borrowing to be converted or continued as requested hereby:

(A)	By (applicable Borrower)

(B)	Borrowing (or portion(s) thereof) to which this request applies:

(C)	Principal amount of Borrowing to be converted/continued[1]:

(D)	Effective date of continuation/conversion (which is a Business Day)[2]:

(E)	Interest rate basis of Borrowing: Choose either [Base Rate Borrowing] [Eurodollar Rate Borrowing]

[1]

If resulting Borrowing will be a Eurodollar Rate Borrowing, not less than $1,000,000 or a larger multiple of $1,000,000. If resulting Borrowing will be a Base Rate Borrowing, not less than $1,000,000 or a larger multiple of $100,000.

[2]

This notice must be received by the Administrative Agent (i) in the case of a conversion into a Base Rate Borrowing, not later than 12:00 noon (New York, New York time) on the date of the conversion requested herein and (ii) in the case of a continuation of or conversion into a Eurodollar Rate Borrowing, not later than 12:00 noon (New York, New York time) three (3) Business Days in advance of the day of the continuation or conversion requested herein.

(F)	Interest Period[3]:

Very truly yours,

[BRISTOW GROUP INC., as Lead Borrower]

By:
Name:
Title:

[BRISTOW HOLDINGS COMPANY LTD. III, as Co-Borrower]

By:
Name:
Title:

[3]	For Eurodollar Rate Borrowings only, in which case, must comply with the definition of “Interest Period” and end not later than the Maturity Date.

EXHIBIT B

AMENDED AND RESTATED AIRCRAFT SECURITY AGREEMENTS

[Attached.]

[U.S.]

AMENDED AND RESTATED AIRCRAFT SECURITY AGREEMENT

Dated as of October 31, 2019

among

Bristow U.S. LLC,

as Grantor

and

ANKURA TRUST COMPANY, LLC,

as Administrative Agent

2

Schedule I – Pledged Aircraft

Exhibit A – Form of Aircraft Security Agreement Supplement

Exhibit B – Form of Aircraft Security Agreement Partial Release

Exhibit C – Form of Aircraft Security Agreement Full Release

3

AMENDED AND RESTATED AIRCRAFT SECURITY AGREEMENT, dated as of October 31, 2019 (this “Aircraft Security Agreement”), between Bristow U.S. LLC, a Louisiana limited liability company (the “Grantor”), and ANKURA TRUST COMPANY, LLC, as administrative agent (in such capacity, the “Administrative Agent”) for the benefit of the Secured Parties (as defined in the Credit Agreement referred to below).

WHEREAS, all capitalized terms used herein shall have the respective meanings set forth or referred to in Section I hereof or, where not otherwise defined, in the Credit Agreement (as defined below);

WHEREAS, (i) Bristow Group Inc. (the “Parent”), the direct parent and sole beneficial owner of the Grantor, and Bristow Holdings Company Ltd. III, an indirect, wholly owned subsidiary of the Parent (together with the Parent, the “Borrowers”), and the Guarantors identified therein have entered into that certain Term Loan Credit Agreement (as the same may be amended, supplemented and restated to date, the “Existing Credit Agreement”) dated May 10, 2019 among the Borrowers, the lenders (collectively, the “Lenders”) from time to time party thereto, and Ankura Trust Company, LLC, as the Administrative Agent and (ii) the Grantor and the Administrative Agent have entered into that certain Aircraft Security Agreement dated as of May 10, 2019 recorded by the Federal Aviation Administration (the “FAA”) on June 10, 2019, and assigned conveyance number JD020201. (the “Existing Aircraft Security Agreement”);

WHEREAS, the Borrowers and the Lenders have agreed to amend the Existing Credit Agreement pursuant to that certain Amendment No. 5 to Credit Agreement dated as of October 31, 2019 (the Existing Credit Agreement as amended, the “Credit Agreement”) and simultaneously amend and restate the Existing Aircraft Security Agreement in the form hereof.

WHEREAS, pursuant to the Credit Agreement, the Grantor is required to become a party hereto;

WHEREAS, the Administrative Agent has agreed to act as Administrative Agent for the benefit of the Secured Parties; and

WHEREAS, the Grantor desires by this Aircraft Security Agreement to provide for the assignment, mortgage and pledge by the Grantor to the Administrative Agent of, among other things, all of the Grantor’s right, title and interest in and to the Aircraft identified on Schedule I hereto and Aircraft-Related Collateral, as security for the Secured Obligations.

GRANTING CLAUSE

NOW, THEREFORE, THIS AIRCRAFT SECURITY AGREEMENT WITNESSETH, that, to secure the Secured Obligations, and in consideration of the premises and of the covenants herein contained, and for other good and valuable consideration the receipt and adequacy whereof are hereby acknowledged, by its execution and delivery of this Aircraft Security Agreement, the Grantor has granted, mortgaged and pledged, and does hereby grant and agree to grant, mortgage and pledge unto the Administrative Agent, for the benefit of the Secured Parties, a security interest in and mortgage lien on all right, title and interest of the Grantor in, to and under the following property, rights and privileges (all property specifically subjected to the lien of this Aircraft Security Agreement by the terms hereof or any mortgage supplemental hereto, are included within the Collateral and are referred to herein as the “Collateral”):

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(1) the Airframes more particularly described on Schedule I hereto, (collectively, the “Pledged Aircraft”); and

(2) the Aircraft-Related Collateral related to the Pledged Aircraft; and

(3) all proceeds of the foregoing;

provided, however, that Collateral shall not include the Excluded Assets.

The security assignment covered by the granting clause is a present security assignment and shall be effective immediately upon execution of this Aircraft Security Agreement and any Aircraft Security Agreement Supplement hereto; provided, however, that it is expressly agreed that so long as no Event of Default is continuing, the Grantor shall be entitled to exercise, any and all of the claims, rights, powers, privileges, remedies and other benefits of the Grantor in respect of any of the general intangibles part of Aircraft-Related Collateral (the “Pledged Agreements”) and to freely operate the Collateral and to collect, invest and dispose of any income therefrom.

TO HAVE AND TO HOLD all and singular the aforesaid property unto the Administrative Agent, for the benefit of the Secured Parties, without (subject to the terms hereof) any preference, distinction or priority of any one over any other by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and in all cases, subject to the terms and provisions set forth in this Aircraft Security Agreement.

It is expressly agreed that anything herein contained to the contrary notwithstanding, (i) the Grantor shall remain liable under all Pledged Agreements to perform all of its obligations thereunder to the same extent as if this Aircraft Security Agreement had not been executed, and nothing in any Pledged Agreement or this Aircraft Security Agreement shall relieve the Grantor of any of its obligations under the Pledged Agreements, (ii) neither the Administrative Agent nor any Lender shall have any obligation or liability under any Pledged Agreement by reason of or arising out of this security assignment, nor shall the Administrative Agent nor any Lender be required or obligated in any manner to perform or fulfil any obligation of the Grantor under or pursuant to any Pledged Agreement, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or to take any other action to collect or enforce the payment of any amounts to which it or they may be entitled hereunder at any time or times and (iii) at any time when an Event of Default has occurred and is continuing and subject to the terms and conditions of this Aircraft Security Agreement and the other Loan Documents, at the Administrative Agent’s option, the Administrative Agent may perform, or cause to be performed, all or any part of the obligations and agreements of the Grantor under any Pledged Agreement or any related documentation, without releasing the Grantor therefrom; provided, however, the Administrative Agent shall take any and all such actions in accordance with the terms and provisions of such Pledged Agreements; provided, further that, the Administrative Agent shall be required to account for all amounts received by it in respect hereof.

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The Grantor agrees that at any time and from time to time, it will promptly and duly execute and deliver or cause to be duly executed and delivered any and all such further instruments and documents necessary or desirable, or as the Administrative Agent may reasonably request, to perfect, preserve or protect the mortgage, security interests and assignments created or intended to be created hereby or to obtain for the Administrative Agent the full benefits of the security assignment hereunder and of the rights and powers herein granted, including, without limitation, all UCC financing statements, financing statement amendments, and continuation statements. The Grantor hereby authorizes the Administrative Agent to execute and file UCC financing statements, financing statement amendments or continuation statements on behalf of the Grantor, provided that such authorization shall not limit or modify the obligations of the Grantor to execute and file such financing statements, financing statement amendments or continuation statements. Each Grantor agrees that any previously-filed financing statements that describe the Collateral as “all assets” or “all personal property” of the Grantor, whether now owned or hereafter existing or acquired by the Grantor is intended to describe the Collateral covered hereby, and Grantor hereby authorizes such filing.

It is hereby further agreed that any and all property described or referred to in the granting clauses hereof which is hereafter acquired by the Grantor (other than any aircraft being pledged hereafter and Aircraft-Related Collateral relating thereto, which shall be the subject of an Aircraft Security Agreement Supplement) shall ipso facto, and without any further conveyance, assignment or act on the part of the Grantor or the Administrative Agent, become and be subject to the lien and security interest herein granted as fully and completely as though specifically described herein, but nothing contained in this paragraph shall be deemed to modify or change the obligations of the Grantor contained in the foregoing paragraphs.

IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto that the Existing Aircraft Security Agreement is amended and restated as follows:

SECTION I

DEFINITIONS; AIRCRAFT SECURITY AGREEMENT SUPPLEMENTS; CAPE TOWN CONVENTION; ENGINES AND PARTS

SECTION 1.01 Definitions; Reference to Other Documents.

“Additions Owner” has the definition given thereto in Section 2.07 hereof.

“Aircraft Permitted Liens” means:

(1) statutory Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen, employees, pension plan administrators or other like Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith or Liens relating to attorney’s liens or bankers’ liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depositary institution and Liens related to salvage or similar rights of insurers under insurance policies maintained by the Parent or the Grantor;

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(2) Liens for taxes or assessments or governmental charges or levies (i) that are not yet delinquent, or which can thereafter be paid without penalty, in each case such that the Lien cannot be enforced or (ii) which are being contested in good faith by appropriate proceedings and for which reserves have been provided in conformity with GAAP;

(3) Liens arising by reason of any judgment, decree or order of any court so long as such Lien is adequately bonded and any appropriate legal proceedings that may have been duly initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

(4) Liens to secure the performance of tenders, bids, statutory obligations, surety or appeal bonds, government contracts, leases, workers compensation obligations, performance bonds, insurance obligation or other obligations of a like nature incurred in the ordinary course of business;

(5) Liens incurred in the ordinary course of business of the Grantor, the Parent the other Subsidiaries of the Parent arising from aircraft leasing or chartering, which in each case were not incurred or created to secure the payment of Indebtedness or are precautionary;

(6) (i) Liens (other than Liens described in clause (ii) below) created under maintenance contracts in favor of maintenance contract providers and (ii) Liens consisting of the maintenance contracts insofar as such contracts involve the interchange of engines, rotor blades, rotor components and parts and the arrangements thereunder to the extent such arrangements are deemed to constitute contracts of sale under the Cape Town Convention; and

(7) Liens in favor of Administrative Agent created under this Agreement.

“Aircraft-Related Collateral” means (i) all Engines, rotor blades, rotor blade components, auxiliary power units (as applicable), and other equipment, avionics, appurtenances, and accessions attached to, installed on or associated with the Pledged Aircraft from time to time and any substitutions therefor; (ii) all general intangibles, insurance and restitution proceeds, warranties, leases, maintenance contracts, charters, revenues, rents, and receivables, whether arising under intercompany leases or third party leases, charters, or contracts, in each case as related to the Pledged Aircraft and except to the extent constituting Excluded Assets pursuant to clause (2) of definition thereof and to the extent constituting Aircraft-Related Excluded Collateral; (iii) all sales proceeds and other proceeds relating to Pledged Aircraft, except to the extent constituting Aircraft-Related Excluded Collateral; (iv) all logs, manuals, certificates, data, inspection, modification, maintenance, engineering, technical, and overhaul records relating to the Pledged Aircraft or their Engines, rotor blades, rotor blade components, auxiliary power units (if applicable), avionics, appurtenances, accessions, equipment and parts, and (v) Company Additions under clause (i) of the definition thereof relating to Pledged Aircraft.

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“Aircraft-Related Excluded Collateral” means (i) all engines, rotor blades, rotor blade components, auxiliary power units (as applicable), and other equipment, avionics, appurtenances, and accessions attached to or installed on the Excluded Aircraft from time to time and any substitutions therefor; (ii) all general intangibles (including in respect of contracts for purchase or construction), insurance and restitution proceeds, warranties, leases, maintenance contracts, charters, revenues, rents, and receivables, whether arising under intercompany leases or third party leases, charters, or contracts, in each case as related to the Excluded Aircraft; (iii) all sales proceeds and other proceeds relating to Excluded Aircraft; (iv) all amounts payable in consequence of a claim under the Parent’s or the Grantor’s liability insurance paid to third parties whether relating to Excluded Aircraft or Pledged Aircraft; (v) all warranties relating to Excluded Aircraft or Pledged Aircraft assigned or required to have been assigned to any maintenance provider or superseded by a maintenance contract; (vi) all relinquished engines, rotorblades, parts, avionics, appurtenances, accessions, and equipment removed from Pledged Aircraft or Excluded Aircraft and returned to a maintenance provider; (vii) all logs, manuals, certificates, data, inspection, modification, maintenance, engineering, technical, and overhaul records relating to the Excluded Aircraft or their engines, rotor blades, rotor blade components, auxiliary power units (if applicable), avionics, appurtenances, accessions, equipment and parts, and (viii) Company Additions relating to Excluded Aircraft and Company Additions under clause (ii) of the definition thereof relating to Pledged Aircraft.

“Airframe” shall mean (i) (a) as of the date hereof all or any, as applicable, airframe(s) described in Schedule I hereto or (b) thereafter, any other airframe(s) that are part of an aircraft that has been hereafter pledged by means of an Aircraft Security Agreement Supplement hereto and in each case shall not include the Engines, rotor blades, or rotor components, and (ii) any and all parts from time to time incorporated in, installed on, or attached to such airframe(s) and any and all parts removed therefrom so long as title thereto shall remain vested in Grantor in accordance with the applicable terms of this Aircraft Security Agreement or the Credit Agreement after removal from such airframe(s) or that are not otherwise Aircraft-Related Excluded Collateral.

“Company Additions” means in respect of a Pledged Aircraft or an Excluded Aircraft (i) additional accessories, parts, devices, or equipment, but only if such accessories, parts, devices, or equipment (A) are not required to be incorporated or installed in or attached to such aircraft (or its engine) pursuant to applicable requirements of the FAA or other jurisdiction in which the related aircraft may be registered; and (B) will not impair the originally intended function or use of such aircraft (a clause (i) Company Addition, a “Company Aircraft Addition”); and (ii) the personal effects of any passenger (if owned by the Grantor or any Affiliate).

“Engine” means, as applicable at any time of determination, with respect to any Pledged Aircraft, any engine installed on or associated with such Pledged Aircraft at such time, as more particularly described on Schedule I hereto, after giving effect to the provisions of Sections 2.02 and 2.04 hereof.

“International Registry” means the International Registry of Mobile Assets maintained under the Cape Town Convention and the Aircraft Protocol adopted on November 16, 2001, at Cape Town, South Africa or their successors for the recordation of interests therein (the “Cape Town Convention”).

“Jurisdiction of Registration” means the jurisdiction in which the applicable Pledged Aircraft is registered as of the relevant date of determination.

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“Maintenance Program” shall mean, as it relates to any particular Pledged Aircraft or Engine, the manufacturer’s airframe maintenance program to the extent it provides coverage for any existing applicable warranty, and thereafter, either the manufacturer’s service program or an agreement which provides for the maintenance and/or overhaul of the airframe and/or Engines consistent with the maintenance programs that cover helicopters of similar model type in the Grantor’s helicopter fleet from time to time; provided, however, that if any one or more Pledged Aircraft are not covered by a manufacturer’s or other third party’s maintenance program, then the Maintenance Program for any such Pledged Aircraft or Engines not so covered shall mean the Grantor’s approved maintenance program administered by itself or its Affiliate with respect to such Pledged Aircraft or Engines.

“Maintenance Program Agreements” shall mean the agreements governing the Maintenance Programs, or singly an agreement governing a particular Maintenance Program.

“Relevant Aircraft Counsel” has the meaning given to such term in Section 2.03(c) hereof.

For all purposes of this Aircraft Security Agreement, the terms used herein in capitalized form but not defined herein are used as defined in the Credit Agreement.

SECTION II

AIRFRAMES, ENGINES AND PARTS

SECTION 2.01 [Intentionally omitted]

SECTION 2.02 Removal and Replacement of Engines.

(a) In the event that any Engine in respect of any Pledged Aircraft (on or after the date such Pledged Aircraft became subject to this Aircraft Security Agreement) shall require maintenance service, repair or other work and is removed for such reason, or is removed and returned to the relevant maintenance provider for such reason, or suffers total or partial event of loss (each a “Removal Event”; collectively “Removal Events”), the Grantor or any other Subsidiary of the Parent may at its cost and expense, and, pursuant to the terms of the relevant Maintenance Program or otherwise:

(i)

temporarily substitute another engine of the same or an improved make and model as such Engine (any such substitute engine being hereinafter referred to respectively as the “Temporary Engine”), provided that (1) the installation of the Temporary Engine is performed by a mechanic properly certified by the relevant aviation authority in regards to repair of aircraft of the type of such Pledged Aircraft, (2) the Temporary Engine is free and clear of all Liens (except Aircraft Permitted Liens), and (3) the Engine is reinstalled on the airframe of a Pledged Aircraft on or prior to the earlier of (i) one-hundred eighty (180) days after removal or, if the maintenance contract provider or other authorized repair facility is unable to complete the repairs within one-hundred (180) days after

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removal, the date that is ten (10) days after the date on which the repairs on such Engine are completed and such Engine is returned to Grantor or any other Subsidiary of the Parent at the correct location, provided that Grantor or any other Subsidiary of the Parent shall use commercially reasonable efforts to cause the maintenance contract provider or other authorized repair facility to promptly return such Engine at the correct location following its repair, and (ii) the Maturity Date; or

(ii)

permanently (subject to the occurrence of another Removal Event) replace such Engine on the airframe of such Pledged Aircraft with another engine of the same or an improved model and suitable for installation on such airframe, which is free and clear of all Liens (except Aircraft Permitted Liens) (in each case under this clause (B), a “Replacement Engine”), the installation of which will not diminish the airworthiness of such Pledged Aircraft.

(b) Following such replacement by a Replacement Engine and in the following sequential order:

(i)

such Replacement Engine shall thereafter become an Engine under this Aircraft Security Agreement with respect to the applicable Pledged Aircraft without the need for further amendment and title to such Replacement Engine shall vest or have vested in the Grantor free of Liens (except Aircraft Permitted Liens),

(ii)

the Engine removed from such Pledged Aircraft (a “Relinquished Engine”) shall no longer be an Engine under this Aircraft Security Agreement and shall be free of Administrative Agent’s Liens, unless such Relinquished Engine is reinstalled on another Pledged Aircraft, and

(iii)

the Relinquished Engine may (A) be disposed of as the Grantor determines in the ordinary course of business, (B) be returned to the maintenance provider pursuant to the terms of the Maintenance Program Agreement relating to such engine, (C) be disposed of as required under the insurance coverage, as applicable, or (D) placed on another Pledged Aircraft.

All provisions of this Aircraft Security Agreement relating to the Relinquished Engine prior to its becoming a Relinquished Engine shall be applicable to the relevant Replacement Engine with the same force and effect as if such Replacement Engine were the Relinquished Engine.

SECTION 2.03 Treatment of Replacement Engines. Within 90 days after the time of any substitution of a Replacement Engine (and excluding any period in which a Temporary Engine was on the applicable Pledged Aircraft), if at such time such Replacement Engine is not subject to this Aircraft Security Agreement, the applicable Guarantor, at its own expense, shall:

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(a) cause the sale of such Replacement Engine to the applicable Grantor to be evidenced by a bill of sale and to be registered with the applicable aviation authority and, if applicable, registered on the International Registry as a “contract of sale”;

(b) furnish the Administrative Agent with a signed Aircraft Security Agreement Supplement in the form of Exhibit A hereto, in accordance with Section 2.06 hereof, and a local law mortgage (if such local law mortgage is required in the relevant jurisdiction as a mortgage additional to this Aircraft Security Agreement) to reflect the Replacement Engine as an Engine hereunder; and

(c) cause the grant of the security interest and international interest, as applicable, in the Replacement Engine to be registered with the applicable aviation authority and on the International Registry and cooperate with actions reasonably necessary to perfect the ownership interest of the Grantor and the Administrative Agent’s Lien with respect to such Replacement Engine in registries in the Jurisdiction of Registration that require the recordation of interests with respect to engines to reflect title and establish priorities, in accordance with advice from local counsel in the Jurisdiction of Registration (“Relevant Aircraft Counsel”); and

(d) after any such grant, registration and action taken with respect to a Replacement Engine being installed on a Pledged Aircraft as to which the Jurisdiction of Registration is a jurisdiction other than the United States, the Grantor shall deliver an opinion from Relevant Aircraft Counsel and from (as applicable) counsel responsible for making filings on the International Registry to the effect that Grantor’s ownership interest in such Replacement Engine and the Administrative Agent’s Lien with respect to such Replacement Engine has been perfected.

SECTION 2.04 Engine Reinstallations. The Grantor may subject the Engines to normal interchange and pooling practices or similar arrangements, in each case customary for other engines owned or leased by the Parent and its Subsidiaries in the ordinary course of business. So long as no Event of Default shall have occurred and be continuing, any Engine may be removed from any Pledged Aircraft and reinstalled on any other Pledged Aircraft without amending this Aircraft Security Agreement or any of the other Security Documents, so long as such action shall not impair or deprive the Administrative Agent of its Liens in any such Engine.

SECTION 2.05 Part Removal and Replacements.

(a) In the event that any rotor blade, rotor component or part installed on any Pledged Aircraft (on or after the date such Pledged Aircraft became subject to this Aircraft Security Agreement) shall require maintenance service, repair or other work and is removed for such reason, or is removed and returned to the relevant maintenance provider for such reason, or suffers total or partial event of loss relating to any such rotor blade, rotor component or part, (each a “Part Removal Event”; collectively “Part Removal Events”), the Grantor or any other Subsidiary of the Parent may at its cost and expense, and, pursuant to the terms of the relevant

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Maintenance Program or otherwise permanently replace (subject to the occurrence of another Part Removal Event) such rotor blade, rotor component or part with another rotor blade, rotor component or part, as applicable, of the same or an improved model, which has an equivalent or better value and utility, is suitable for installation on the relevant Airframe and that is free and clear of all Liens other than Aircraft Permitted Liens, the installation of which will not diminish the airworthiness, value or utility of the relevant Pledged Aircraft. In the case of any replacement of a rotor blade, rotor component or part under this clause (a), such replacement shall occur when the replacement rotor blade, rotor component or part, as applicable, is installed on the relevant Airframe.

(b) Following the replacement of any rotor blade, rotor component or part and in the following sequential order, (i) such replacement rotor blade, rotor component or part shall thereafter become Collateral under this Aircraft Security Agreement without the need for further amendment and title to the replacement rotor blade, rotor component or part shall vest or have vested in the Grantor free of Liens (except Aircraft Permitted Liens), (ii) the rotor blade, rotor component or part removed from such Pledged Aircraft shall no longer be Collateral under this Aircraft Security Agreement and shall be free of Administrative Agent’s Liens, unless such rotor blade, rotor component or part is reinstalled on another Pledged Aircraft, and (iii) the removed rotor blade, rotor component or part may (A) be disposed of as the Grantor determines in the ordinary course of business, (B) be returned to the maintenance provider pursuant to the terms of the applicable Maintenance Program Agreement (if any), (C) be disposed of as required under the insurance coverage, as applicable, or (D) placed on another Pledged Aircraft.

SECTION 2.06 Aircraft Security Agreement Supplements. At any time an additional airframe and its Aircraft-Related Collateral or engine is required to be pledged hereunder pursuant to the terms of the Credit Agreement, or the Grantor desires to pledge an additional airframe and its Aircraft-Related Collateral hereunder, the Grantor and the Administrative Agent shall enter into an Aircraft Security Agreement Supplement substantially in the form of Exhibit A attached hereto (each an “Aircraft Security Agreement Supplement”), in order to subject the related airframes and/or engines described therein to the terms of this Aircraft Security Agreement. Each Aircraft Security Agreement Supplement shall incorporate therein all of the terms and conditions of this Aircraft Security Agreement and shall constitute a part of this Aircraft Security Agreement to the same extent as if the provisions hereof were set forth in full therein, provided that the terms of any Aircraft Security Agreement Supplement shall control, as to the Pledged Aircraft and any Aircraft-Related Collateral described in such Aircraft Security Agreement Supplement, over any inconsistent terms elsewhere in this Aircraft Security Agreement.

SECTION 2.07 Company Additions. The Grantor, the Parent or any other Subsidiary of the Parent may install or place Company Aircraft Additions on any Pledged Aircraft, but only if such Company Aircraft Additions (i) can be readily removed without causing material damage to such Pledged Aircraft or (ii) if not readily removable without causing material damage, then the Grantor, the Parent or any other Subsidiary of the Parent that installed or placed such Company Aircraft Additions on such Pledged Aircraft (the “Additions Owner”) shall have the responsibility at its expense to repair such damage when such Company Aircraft Additions are removed prior to foreclosure by the Administrative Agent. Title to each Company Aircraft Addition shall remain with the Additions Owner, and the Additions Owner may remove

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any such Company Aircraft Addition in accordance with the foregoing; provided that, for so long as a Company Aircraft Addition remains installed on a Pledged Aircraft, it shall be subject to the Lien of this Aircraft Security Agreement. Notwithstanding anything to the contrary herein or in the other Loan Documents the Parent, the Grantor and the other Guarantors will be permitted to remove Company Additions from the Pledged Aircraft at any time prior to an Event of Default.

SECTION 2.08 Permitted Foreign Operations and Reregistration. Notwithstanding anything to the contrary contained herein or in any other Security Document, (i) any Pledged Aircraft may be operated by the Grantor, the Parent and any other Subsidiary of the Parent or by an operator under and pursuant to a written dry lease with the Grantor, the Parent or any other Subsidiary of the Parent, in each case, in and located in jurisdictions other than such Pledged Aircraft’s Jurisdiction of Registration from time to time; and (ii) any Pledged Aircraft, upon no less than ten (10) days (or such shorter period as the Administrative Agent may agree) of written notice to Administrative Agent, may be de-registered from its Jurisdiction of Registration and re-registered in any other jurisdiction in which the Grantor, the Parent or any other Subsidiary of the Parent (or such dry lessee) is required to perform helicopter transportation services (including, without limitation, utility, search and rescue, and oil & gas-related services) for customers, the performance of services in which would not invalidate the Grantor’s required insurance coverage, provided that, in the case of clause (ii), prior to or immediately upon the filing of releases of the Administrative Agent’s Liens upon the Aircraft in such jurisdiction (or such later date as the Administrative Agent may agree), the Parent, the Grantor, or the applicable other Subsidiary (as may be necessary as determined by the Parent), has executed and delivered to the Agent a local law mortgage, caused the Pledged Aircraft and such mortgage to be registered or filed to the extent possible with the applicable aviation authority and the Parent, and takes such actions, in all of the foregoing cases, to the extent reasonably necessary or advisable to perfect the Administrative Agent’s Lien with respect to such re-registered Pledged Aircraft in registries in the new Jurisdiction of Registration that require the recordation of interests with respect to Pledged Aircraft to reflect title to such Pledged Aircraft and Administrative Agent’s Liens, in accordance with advice from Relevant Aircraft Counsel and with its opinion to that effect, and (as applicable) the opinion of counsel with responsibility for making any related filings on the International Registry. The Administrative Agent agrees that it shall execute and deliver such documents as are necessary for the de-registration of a Pledged Aircraft and for the release of Liens in connection with a jurisdictional move, as described above.

SECTION 2.09 United States International Traffic in Arms Regulations.

(a) With respect to any Pledged Aircraft that is subject to the United States International Traffic in Arms Regulations (“ITAR”), the Administrative Agent agrees:

(i)

that, to the extent that the financing of the Pledged Aircraft is subject to ITAR (and to the terms and conditions of any applicable ITAR authorizations), the transfer of ownership, change of end-use, and export/re-export of any such Pledged Aircraft by the Administrative Agent in connection with its exercise of remedies under Section IV of this Aircraft Security Agreement must be in compliance with ITAR at all times; and

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(ii)

any changes in the use of such Pledged Aircraft, or any exports, re-transfers or re-exports of the Pledged Aircraft will require prior written authorization from the U.S. Department of State (to the extent applicable), which will be Administrative Agent’s responsibility only upon such an exercise of remedies.

(b) With respect to the Forward Looking Infrared (“FLIR”) units and any newly installed or existing equipment that becomes the subject to the jurisdiction of the U.S. Department of State under ITAR and any ITAR-controlled technical data (collectively, the “ITAR-Controlled Equipment”), the Administrative Agent agrees:

(i)

that (A) some of the Pledged Aircraft may operate with FLIR units that are subject to the jurisdiction of the U.S. Department of State under ITAR and may from time to time operate with other ITAR-Controlled Equipment; and (B) pursuant to ITAR, only U.S. persons, as defined by 8 U.S.C. Section 1324b(a)(3) (“U.S. Persons”), may access the FLIR units and the other ITAR-Controlled Equipment, if any, and their related technical data, unless a separate authorization is obtained from the U.S. Department of State;

(ii)

in the event that the Administrative Agent requires a non-U.S. Person to inspect the Pledged Aircraft while the FLIR units or such other ITAR-Controlled Equipment are installed on the Pledged Aircraft, including a review of any technical data related to the FLIR units or such other ITAR-Controlled Equipment (rather than permitting the Parent or Guarantor to remove the FLIR units or such other ITAR-Controlled Equipment for the duration of the inspection) (A) Administrative Agent shall inform the Parent six (6) months prior to the inspection date to enable the Parent or Grantor to apply for and obtain an authorization from the U.S. Department of State to provide access to non-U.S. Persons; and (B) the Administrative Agent shall provide the Parent or Grantor information about the inspectors as necessary for inclusion in the authorization request. If the Department of State grants authorization to non-U.S. Person inspectors, the Administrative Agent agrees to comply with any conditions contained in the authorization;

(iii)

to the extent that an inspector of the Pledged Aircraft is directed or permitted to take photographs of the Pledged Aircraft while the FLIR units or other ITAR-Controlled Equipment is installed, the Administrative Agent shall direct such inspector, and the Parent and Guarantors are authorized to ensure, that any photographs of the FLIR units or such other ITAR-Controlled Equipment shall be general in nature and shall not disclose any information about the FLIR units or such other ITAR-Controlled Equipment that is not already in the public domain; and

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(iv)

that the sale, export, re-export or re-transfer by the Administrative Agent of any ITAR-controlled technical data and ITAR-Controlled Equipment, including following an Event of Default, is subject to ITAR.

(c) The Grantor agrees to provide a list of Pledged Aircraft that are subject to ITAR from time to time, promptly upon the request of the Administrative Agent, which request shall not occur more than two (2) times a year, except upon and during the continuance of an Event of Default.

SECTION 2.10 Required Insurance Coverages. The Parent or Grantor shall maintain hull insurance on the Pledged Aircraft, Engines and other Aircraft-Related Collateral (described in clause (i) of the definition thereof), liability insurance, and such insurance as is customary for a prudent owner or operator of aircraft engaged in business similar to Grantor’s to carry (including as to the coverages, deductibles, endorsements and other terms of such insurance and giving effect to self-insurance). Any such insurance policies in respect of hull insurance shall name the Administrative Agent as loss payee and any such insurance policies in respect of liability insurance shall include the Administrative Agent as additional insured.

CAPE TOWN CONVENTION

SECTION 2.11 Cape Town Convention. The Grantor and the Administrative Agent agree that for all purposes of the Cape Town Convention, (i) this Aircraft Security Agreement constitutes a separate “international interest” (as defined in the Cape Town Convention, herein an “International Interest”) with respect to each Airframe, (ii) each Airframe constitutes an “aircraft object” (as defined in the Cape Town Convention, herein an “Aircraft Object”), and (iii) this Aircraft Security Agreement constitutes an agreement for registration of an International Interest with respect to each Airframe.

SECTION 2.12 Engines. The Grantor represents and warrants that each Engine is an engine having at least 550 rated take-off horsepower or the equivalent of such horsepower, but if the comments published in §§ 3.8-3.10 of the Official Commentary to the Cape Town Convention (the “Commentary”) are correct, the Engines do not currently meet the definition of an Aircraft Object, but if removed from their associated Airframe, would then meet the definition of an Aircraft Object. If the Commentary is incorrect, such Engines do constitute Aircraft Objects. Regardless of the Commentary, the Grantor and the Administrative Agent agree that for all purposes of the Cape Town Convention, (i) this Aircraft Security Agreement constitutes a separate International Interest with respect to each Engine, (ii) each Engine constitutes an Aircraft Object, and (iii) this Aircraft Security Agreement constitutes an agreement for registration of an International Interest with respect to each Engine. In order to accommodate an interpretation of the Cape Town Convention in accordance with the Commentary, this Aircraft Security Agreement also constitutes an agreement for registration of a prospective International Interest, and such prospective International Interests shall become International Interests when the Engines are next removed from the airframe to which they are affixed.

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SECTION III

RECEIPT, DISTRIBUTION AND APPLICATION OF

INCOME FROM THE COLLATERAL

SECTION 3.01 Payments After Event of Default. All payments received and amounts held or realized by the Administrative Agent (including any amounts realized by the Administrative Agent from the exercise of any remedies pursuant to Section IV hereof) after an Event of Default shall have occurred and be continuing, shall be applied in accordance with Section 8.2 of the Credit Agreement.

SECTION 3.02 Insurance Proceeds. To the extent any insurance proceeds are received in respect of the Collateral in connection with an event that does not constitute a total loss of the Aircraft, any insurance proceeds received in respect of the Collateral may be used by the Grantor or the Parent to repair the affected Pledged Aircraft and any affected Aircraft-Related Collateral described in clause (i) of the definition thereof or replace one or more affected Engines at the Grantor’s option. With respect to any insurance proceeds received in respect of the Collateral in connection with a total loss of the Aircraft, such proceeds shall be applied by the Administrative Agent to the Indebtedness.

SECTION IV

REMEDIES

SECTION 4.01 Remedies.

(a) If an Event of Default shall have occurred and be continuing, then the Administrative Agent may exercise any or all of the rights and powers and pursue any and all of the remedies pursuant to this Section IV and shall have and may exercise all of the rights and remedies of a secured party, to the extent applicable, under the UCC, under the laws of the Jurisdiction of Registration, and, to the extent applicable, the Cape Town Convention. Without limiting any of the foregoing, it is understood and agreed that, upon enforcement of the terms of any local law mortgage, if necessary, the Administrative Agent may exercise any right of sale of the Pledged Aircraft available to it, even though it shall not have taken possession of the Pledged Aircraft and shall not have possession thereof at the time of such sale, to the extent permitted under applicable law.

(b) The Administrative Agent shall be entitled, at any sale pursuant to this Section IV, to credit against any purchase price bid at such sale all or any part of the unpaid obligations owing to such Persons and secured by the lien of this Aircraft Security Agreement to the extent such sums would be paid in cash to such Persons under Section 4.01 hereof. In connection with any such sale, the Administrative Agent agrees to provide the Grantor and the Administrative Agent with at least ten Business Days’ prior written notice of such sale, which notice shall, for the purposes of the UCC in effect in any applicable jurisdiction, be deemed to be commercially reasonable.

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SECTION 4.02 Return of Aircraft, etc.

(a) If an Event of Default shall have occurred and be continuing, at the request of the Administrative Agent, the Grantor agrees that it shall promptly execute and deliver to the Administrative Agent such instruments of title and other documents as the Administrative Agent may deem necessary or advisable to enable the Administrative Agent or an agent or representative designated by the Administrative Agent, at such time or times and place or places as the Administrative Agent may specify, to obtain possession of all or any part of the Collateral to which the Administrative Agent shall at the time be entitled hereunder. If the Grantor shall for any reason fail to execute and deliver such instruments and documents after such request by the Administrative Agent, the Administrative Agent may:

(i)

obtain a judgment conferring on the Administrative Agent the right to immediate possession and requiring the Grantor to execute and deliver such instruments and documents to the Administrative Agent, to the entry of which judgment the Grantor hereby specifically consents to the fullest extent permitted by law; and

(ii)	pursue all or part of such Collateral wherever it may be found.

All expenses of obtaining such judgment or of pursuing, searching for and taking such property shall, until paid, be secured by the lien of this Aircraft Security Agreement.

(b) Upon every such taking of possession, the Administrative Agent may from time to time, at the expense of the Collateral, make all such expenditures for maintenance, use, operation, storage, insurance, leasing, control, management, disposition, modifications or alterations to and of the Collateral, as it may reasonably deem proper. In each such case, the Administrative Agent shall have the right to maintain, use, operate, store, insure, lease, control, manage, dispose of, modify or alter the Collateral, and to exercise all rights and powers of the Grantor relating to the Collateral, as the Administrative Agent shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, use, operation, storage, insurance, leasing, control, management, disposition, modification or alteration of the Collateral or any part thereof as the Administrative Agent may reasonably determine, and the Administrative Agent shall be entitled to collect and receive directly all tolls, rents, revenues, issues, income, products and profits of the Collateral and every part thereof, without prejudice, however, to the right of the Administrative Agent under any provision of this Aircraft Security Agreement to collect and receive all cash held by, or required to be deposited with, the Administrative Agent hereunder. Such tolls, rents, revenues, issues, income, products and profits shall be applied to pay the expenses of the maintenance, use, operation, storage, insurance, leasing, control, management, disposition, improvement, modification or alteration of the Collateral and of conducting the business thereof, and to make all payments which the Administrative Agent may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Collateral or any part thereof, and all other payments which the Administrative Agent may be required or authorized to make under any provision of this Aircraft Security Agreement, as well as just and reasonable compensation for the services of all persons properly engaged and employed by the Administrative Agent with respect thereto.

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SECTION 4.03 Remedies Cumulative. Each and every right, power and remedy given to the Administrative Agent specifically or otherwise in this Aircraft Security Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute (including, without limitation, all statutory mortgage enforcement powers available under applicable law to the Administrative Agent), and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Administrative Agent, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Administrative Agent in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Grantor or to be an acquiescence therein.

SECTION 4.04 Discontinuance of Proceedings. In case the Administrative Agent shall have instituted any proceeding to enforce any right, power or remedy under this Aircraft Security Agreement by foreclosure, repossession or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, then and in every such case the Grantor and the Administrative Agent (and any relevant lessee of the Pledged Aircraft) shall, subject to any determination in such proceedings, be restored to their former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Administrative Agent shall continue as if no such proceedings had been instituted.

SECTION 4.05 Waiver of Past Defaults. The Administrative Agent may, in accordance with the terms of the Credit Agreement, waive any past default hereunder and its consequences and upon any such waiver such default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Aircraft Security Agreement (and any lease relating to the Pledged Aircraft), but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 4.06 Appointment of Receiver. The Administrative Agent shall, as a matter of right, be entitled, upon and during the continuance of an Event of Default, to the appointment of a receiver (who may be the Administrative Agent or any nominee thereof) for all or any part of the Collateral, to the extent permitted under applicable law, whether such receivership be incidental to a proposed sale of the Collateral or the taking of possession thereof or otherwise, and the Grantor hereby consents to the appointment of such a receiver and will not oppose any such appointment.

SECTION 4.07 Power of Attorney; Administrative Agent Authorized to Execute Bills of Sale, etc.

(a) The Grantor irrevocably and by way of security appoints the Administrative Agent the true and lawful attorney-in-fact of the Grantor in its name and stead and on its behalf, effective upon and during the continuance of an Event of Default for the purpose of (i) effectuating any sale, assignment, transfer or delivery permitted hereby for the enforcement of the lien of this Aircraft Security Agreement, whether pursuant to foreclosure or power of sale, assignments and other instruments as may be necessary or appropriate and (ii)

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asking for, requiring, demanding, receiving, compounding, giving acquittance for any and all monies and claims for monies (in each case including insurance and requisition proceeds) due and to become due under or arising out of the Loan Documents, and all other property which now or hereafter constitutes part of the Collateral, endorsing any checks or other instruments or orders in connection therewith and filing any claims or taking any action or instituting any proceedings which the Administrative Agent may deem to be necessary or advisable in the premises, with full power of substitution, the Grantor hereby ratifying and confirming all that such attorney or any substitute shall lawfully do by virtue hereof. Nevertheless, if so requested by the Administrative Agent or any purchaser, the Grantor shall ratify and confirm any such sale, assignment, transfer or delivery referred to in clause (i) above, by executing and delivering to the Administrative Agent or such purchaser all bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

(b) Without limiting any other provision set forth herein, but subject to Section 5.01 hereof, during the continuance of any Event of Default under this Aircraft Security Agreement, the Administrative Agent shall have the right under the power of attorney referred to in clause (a) above to accept any offer in connection with the exercise of remedies as set forth herein of any purchaser to purchase the Pledged Aircraft and upon such purchase to execute and deliver in the name of and on behalf of the Grantor an appropriate bill of sale and other instruments of transfer relating to the Pledged Aircraft in respect thereof, when purchased by such purchaser, and to perform all other necessary or appropriate acts with respect to any such purchase, and in its discretion to file any claim or take any other action or proceedings, either in its own name or in the name of the Grantor or otherwise, which the Administrative Agent may deem necessary or appropriate to protect and preserve the right, title and interest of the Administrative Agent in and to such rents and other sums and the security intended to be afforded hereby; provided, that no action of the Administrative Agent pursuant to this paragraph shall increase the obligations or liabilities of the Grantor to any Person beyond those obligations and liabilities specifically set forth in this Aircraft Security Agreement and in the other Loan Documents.

SECTION V

MISCELLANEOUS

SECTION 5.01 Discharge and Release; Termination of Aircraft Security Agreement.

(a) The Liens created herein with respect to the Collateral shall terminate and be discharged and released upon the indefeasible payment in full in cash of the Secured Obligations (other than inchoate contingent obligations).

(b) Administrative Agent hereby agrees to release any Lien for the benefit of the Administrative Agent and the other Secured Parties, when and as set forth herein and in the Credit Agreement.

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(c) Upon any such termination, discharge and/or release, the Administrative Agent shall, at the direction and expense of the Grantor, execute and deliver to or as directed in writing by the Grantor:

(i)

in the case of the release of one or more Airframes and/or Engines, an Aircraft Security Agreement Partial Release in the form of Exhibit B attached hereto (each an “Aircraft Security Agreement Partial Release”);

(ii)

in the case of a full termination, discharge and release of all Liens upon the Collateral, an Aircraft Security Agreement Full Release in the form of Exhibit C attached hereto (an “Aircraft Security Agreement Full Release”);

(iii)

such other documentation as is reasonably requested by Grantor to evidence such termination, discharge, and release, as well as any document that may be necessary to partially or fully terminate any local law security agreement (as applicable) upon the advice of the Relevant Aircraft Counsel with respect to any such Collateral; and

(iv)

any other or additional form of termination, discharge, release or reconveyance provided by Relevant Aircraft Counsel by reason of its being required or appropriate to evidence and such termination, discharge, release or reconveyance in the Jurisdiction of Registration.

(d) The Administrative Agent shall further execute, deliver, file and register (and permit the Grantor to file and register) at the Grantor’s sole expense, any and all agreements, releases, instruments and other documents necessary or reasonably requested by the Grantor or the Parent and confirmed to be necessary or customary on the advice of Relevant Aircraft Counsel with the applicable aviation authority, any applicable engines registry and on the International Registry as are necessary to effect any such discharge and/or release or reflect the same of record.

SECTION 5.02 Duties of the Administrative Agent. The Administrative Agent’s participation and consent to the actions of the Grantor and the Parent shall not be a requirement, except to the extent that a particular jurisdiction requires such consent in addition to any consent contained in or presumed by virtue of the terms of the Loan Documents which otherwise constitute such consent. Notwithstanding the foregoing, the Administrative Agent (i) shall remain at all times a “transacting user entity” on the International Registry for the recordation of interests therein and provide its timely consent via the International Registry’s online mechanics to the actions taken by aircraft title counsel to effect registrations relating to the Pledged Aircraft required by the Credit Agreement, this Aircraft Security Agreement and the other Security Documents; (ii) shall timely execute such releases of Liens and Aircraft Security Agreement Supplements as are required by the Credit Agreement, this Aircraft Security Agreement and the other Security Documents; (iii) upon request of the Parent or Grantor, together with such other information related thereto as the Administrative Agent may reasonably

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request, shall timely execute such consents to, and confirmations of (A) its agreement to and knowledge of, the exchange of engines installed on or otherwise associated with, and other parts of, the Pledged Aircraft (provided such exchange complies with the requirements of the Credit Agreement, this Aircraft Security Agreement and other Security Documents) as required under Maintenance Program Agreements relating to the Pledged Aircraft; (B) as applicable, the superseding of the warranties relating to the Pledged Aircraft under any such Maintenance Program Agreement; and (C) the requirement to give notice of default under the Loan Documents relating to any engines installed on or otherwise associated with the Pledged Aircraft and other equipment that are the subject of any applicable Maintenance Program Agreement; and (iv) shall timely execute any documents, certificates or other instruments necessary, advisable or appropriate for the granting, perfecting or maintaining of the Liens on the Collateral in accordance with the Credit Agreement, this Aircraft Security Agreement and the other Security Documents.

SECTION 5.03 No Legal Title to Collateral in the Administrative Agent or Lenders. Neither the Administrative Agent nor any Lender shall have legal title to any part of the Collateral (except as a result of an exercise of remedies that results in title transfer to Administrative Agent or any holder of the Notes or other Parity Debt.) No transfer, by operation of law or otherwise, of any of the Administrative Agent or any holder of the Notes or other Parity Debt’s rights or any right, title and interest of the Administrative Agent in and to the Collateral or hereunder shall operate to terminate this Aircraft Security Agreement or entitle such holder or any successor or transferee of such holder to an accounting or to the transfer to it of any legal title to any part of the Collateral.

SECTION 5.04 Sale of Pledged Aircraft by Administrative Agent Is Binding. Any sale or other conveyance of the Collateral, or any part thereof (including, without limitation, any part thereof or interest therein), by the Administrative Agent made pursuant to the terms of this Aircraft Security Agreement (or any local law mortgage, if applicable) shall bind the Administrative Agent and the Lenders and shall be effective to transfer or convey all right, title and interest of the Administrative Agent, the Grantor and such holders in and to such Collateral or part thereof. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Administrative Agent.

SECTION 5.05 Aircraft Security Agreement for Benefit of Grantor, Administrative Agent and Holders of Notes. Except as expressly provided herein, nothing in this Aircraft Security Agreement, whether express or implied, shall be construed to give any person other than the Grantor, the Administrative Agent and the holders of the Notes or other Parity Debt, any legal or equitable right, remedy or claim under or in respect of this Aircraft Security Agreement.

SECTION 5.06 Notices; Payments. Unless otherwise expressly specified or permitted by the terms hereof, all notices and communications provided or permitted by this Aircraft Security Agreement shall be made, given, furnished or filed in the manner set forth in Section 10.1 of the Credit Agreement.

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SECTION 5.07 Severability. Any provision of this Aircraft Security Agreement held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 5.08 No Oral Modification or Continuing Waivers. No term or provision of this Aircraft Security Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other person against whom enforcement of the change, waiver, discharge or termination is sought; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

SECTION 5.09 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the parties hereto and the permitted successors and permitted assigns of each. Any request, notice, direction, consent, waiver or other instrument or action by the Administrative Agent shall bind the successors and assigns of such holder.

SECTION 5.10 Headings. The headings of the various sections herein and in the table of contents hereto are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 5.11 Counterpart Form. This Aircraft Security Agreement may be executed by one or more of the parties to this Aircraft Security Agreement on any number of separate counterparts (including by facsimile, .pdf or via DocuSign), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Aircraft Security Agreement, together with all Aircraft Security Agreement Supplements, constitute the entire agreement among the parties hereto regarding the subject matter hereof and supersedes all prior agreements and understandings, oral or written, regarding such subject matter. Notwithstanding the terms of this Section, to the extent permitted by the FAA, signatures on documents to be filed with the FAA may be delivered by the parties electronically through the use of DocuSign or a comparable program for electronic signatures.

SECTION 5.12 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

(a) THIS AIRCRAFT SECURITY AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) Each of the Grantor and the Administrative Agent hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States courts located within the Southern district of New York, and the Supreme Court of the State of New York sitting in New York county in the State of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this or the transactions contemplated hereby, or for recognition or enforcement of any judgment, and each of the parties

22

hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York state court or, to the extent permitted by applicable law, such Federal court. The Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Aircraft Security Agreement shall affect any right that the Administrative Agent and the other Secured Parties may otherwise have to bring any action or proceeding relating to this Aircraft Security Agreement against the Grantor or its properties in the courts of any jurisdiction.

(c) The Grantor irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding described in paragraph (b) of this Section and brought in any court referred to in paragraph (b) of this Section. Each party hereto irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) The Grantor irrevocably consents to the service of process in the manner provided for notices in Section 10.5 of the Credit Agreement. Nothing in this Aircraft Security Agreement will affect the right of the Administrative Agent and the other Secured Parties to serve process in any other manner permitted by law.

SECTION 5.13 WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AIRCRAFT SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AIRCRAFT SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 5.14 Cape Town Convention. Except to the extent expressly provided herein, any terms of this Aircraft Security Agreement which expressly incorporate any provisions of the Cape Town Convention shall prevail in the case of any conflict with any other provision contained herein. Each of the parties hereto acknowledges and agrees that for purposes of the Cape Town Convention (to the extent applicable hereto) separate rights may exist with respect to the Airframes and Engines.

SECTION 5.15 Conflicts. To the extent any provision contained in this Aircraft Security Agreement conflicts with the terms of Credit Agreement, the terms of the Credit Agreement shall control.

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SECTION 5.16 Amendment and Restatement. This Aircraft Security Agreement amends and restates the Existing Aircraft Security Agreement. All liens, security interests, claims, rights, titles, interests and benefits created and granted by the Existing Aircraft Security Agreement shall continue to exist, remain valid and subsisting, shall not be impaired or released hereby, shall remain in full force and effect and are hereby affirmed, renewed, extended, carried forward and conveyed as security for the Secured Obligations.

[Signature page follows]

24

IN WITNESS WHEREOF, the Administrative Agent and the Grantor have each caused this Aircraft Security Agreement to be duly executed by its officers duly authorized as of the day and year first above written.

ANKURA TRUST COMPANY, LLC, as Administrative Agent

By:	/s/ Lisa J. Price
Name:	Lisa J. Price
Title:	Managing Director

BRISTOW U.S. LLC, as Grantor

By:	/s/ Geoffrey L. Carpenter
Name:	Geoffrey L. Carpenter
Title:	Manager

[Signature Page to Aircraft Security Agreement – U.S.]

SCHEDULE I

[Omitted]

Exhibit A

FORM OF AIRCRAFT SECURITY AGREEMENT SUPPLEMENT

AMENDED AND RESTATED AIRCRAFT SECURITY AGREEMENT SUPPLEMENT No.         , dated                              ,              (herein called this “Aircraft Security Agreement Supplement”) of Bristow U.S. LLC (the “Grantor”), to Ankura Trust Company, LLC, as Administrative Agent for the benefit of the Secured Parties (the “Administrative Agent”) under the Aircraft Security Agreement referred to below.

WHEREAS, the Amended and Restated Aircraft Security Agreement dated as of October 31, 2019 between the Grantor and the Administrative Agent (as at any time modified, supplemented and in effect, as further described in Annex A hereto, the “Aircraft Security Agreement”; capitalized terms used herein without definition have the meanings assigned thereto therein), provides for the execution and delivery of a supplement thereto substantially in the form hereof, which shall particularly describe additional airframes and/or engines and additional Aircraft-Related Collateral relating thereto that are to be subject to the Aircraft Security Agreement, and shall specifically mortgage such airframes and/or engines and the Aircraft-Related Collateral relating thereto to the Administrative Agent.

NOW, THEREFORE, THIS AIRCRAFT SECURITY AGREEMENT SUPPLEMENT WITNESSETH, that, to secure the Secured Obligations, and for the uses and purposes and subject to the terms and provisions hereof, and in consideration of the premises and of the covenants herein contained, and for other good and valuable consideration the receipt and adequacy whereof are hereby acknowledged, the Grantor has granted, mortgaged and pledged, and does hereby grant and agree to grant, mortgage and pledge unto the Administrative Agent, for the benefit of the Secured Parties, a security interest in and mortgage lien on all right, title and interest of the Grantor in, to and under the [airframes] [and] [engines] more particularly described in Annex A hereto and the Aircraft-Related Collateral (other than Excluded Assets) relating thereto (the “New Aircraft Collateral”).

TO HAVE AND TO HOLD all and singular the aforesaid property and all other property of the Grantor described in the granting clause in the Aircraft Security Agreement unto the Administrative Agent, its successors and assigns.

This Aircraft Security Agreement Supplement shall be construed as supplemental to the Aircraft Security Agreement and shall form a part of the Aircraft Security Agreement, and the Aircraft Security Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

AND, FURTHER, the Grantor hereby acknowledges that the New Aircraft Collateral referred to in this Aircraft Security Agreement Supplement is included in the Collateral of the Grantor covered by all the terms and conditions the Aircraft Security Agreement as of the date hereof and the Airframes described herein shall constitute Pledged Aircraft under the Aircraft Security Agreement as of the date hereof.

A-1

THIS AIRCRAFT SECURITY AGREEMENT SUPPLEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Remainder of this page intentionally left blank]

A-2

IN WITNESS WHEREOF, the Grantor has caused this Amended and Restated Aircraft Security Agreement Supplement No.           to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.

Bristow U.S. LLC as Grantor

By:
Name:
Title:

A-3

Annex A to Aircraft Security Agreement Supplement No.

Description of Aircraft Security Agreement

Aircraft Security Agreement, dated as of May 10, 2019, between Bristow U.S. LLC, as Grantor, and Ankura Trust Company, LLC, as Administrative Agent, recorded by the FAA on June 10, 2019, and assigned conveyance number JD020201, as amended and restated by Amended and Restated Aircraft Security Agreement dated as of October 31, 2019 between Bristow U.S. LLC, as Grantor and Ankura Trust Company, LLC, as Administrative Agent, which was recorded with the FAA on [    ] and assigned conveyance number [    ].

Description of New Aircraft Collateral

U.S. REGISTERED AIRFRAMES

MANUFACTURER	MODEL	SERIAL NO.	U.S. REGISTRATION NO.

ENGINES

MANUFACTURER	MODEL	SERIAL NO.

(each of which has more than 550 rated takeoff horsepower or the equivalent of such horsepower)

4

EXHIBIT B

FORM OF AIRCRAFT SECURITY AGREEMENT PARTIAL RELEASE

Pursuant to this Aircraft Security Agreement Partial Release (this “Partial Release”), Ankura Trust Company, LLC, as Administrative Agent for the benefit of the Secured Parties (as defined in the Aircraft Security Agreement referenced below) (in such capacity, the “Administrative Agent”), under that certain Amended and Restated Aircraft Security Agreement as more particularly described in Annex I attached hereto (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Aircraft Security Agreement”) hereby: (i) releases the Pledged Aircraft and Engines as more particularly described in Annex I and the Aircraft-Related Collateral relating thereto (all of the foregoing, the “Released Collateral”) from the terms and conditions of the Aircraft Security Agreement, and (ii) disclaims all of its right, title and interest in and to the Released Collateral. Capitalized terms used herein without definition have the meaning assigned to such terms in the Aircraft Security Agreement.

This Partial Release relates only to the Released Collateral described and defined herein. All other rights and interests of the Administrative Agent in, to and under the Aircraft Security Agreement shall remain in full force and effect.

[Signature page follows]

B-1

Dated this [    ] day of [    ].

ANKURA TRUST COMPANY, LLC, as Administrative Agent

By:
Name:
Title:

B-2

ANNEX I TO FAA RELEASE

Description of Aircraft Security Agreement

Aircraft Security Agreement, dated as of May 10, 2019, between Bristow U.S. LLC, as Grantor, and Ankura Trust Company, LLC, as Administrative Agent, recorded by the FAA on June 10, 2019, and assigned conveyance number JD020201, as amended and restated by Amended and Restated Aircraft Security Agreement dated as of October 31, 2019 between Bristow U.S. LLC, as Grantor and Ankura Trust Company, LLC, as Administrative Agent, which was recorded with the FAA as [    ] on [    ].

Description of Released Collateral

[Engine][Airframe]
Manufacturer
Model
Serial No.
U.S. Registration No.

Together with all Aircraft- Related Collateral related to such [Airframes] [and] [Engines].

B-3

Exhibit C

FORM OF AIRCRAFT SECURITY AGREEMENT FULL RELEASE

Pursuant to this AIRCRAFT SECURITY AGREEMENT FULL RELEASE, Ankura Trust Company, LLC, Administrative Agent for the benefit of the Secured Parties (as defined in the Amended and Restated Aircraft Security Agreement referenced below) (in such capacity, the “Administrative Agent”), under that certain Aircraft Security Agreement as more particularly described in Annex I attached hereto (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Aircraft Security Agreement”) hereby: (i) releases all collateral from the terms and conditions of the Aircraft Security Agreement, and (ii) disclaims all of its right, title and interest in and to all of the collateral covered by the Aircraft Security Agreement. Capitalized terms used herein without definition have the meaning assigned to such terms in the Aircraft Security Agreement.

[Signature page follows]

Dated this [    ] day of [    ].

ANKURA TRUST COMPANY, LLC, as Administrative Agent

By:
Name:
Title:

ANNEX I

To Release of Aircraft Security Agreement

Description of Aircraft Security Agreement

Aircraft Security Agreement, dated as of May 10, 2019, between Bristow U.S. LLC, as Grantor, and Ankura Trust Company, LLC, as Administrative Agent, recorded by the FAA on June 10, 2019, and assigned conveyance number JD020201, as amended and restated by Amended and Restated Aircraft Security Agreement dated as of October 31, 2019 between Bristow U.S. LLC, as Grantor and Ankura Trust Company, LLC, as Administrative Agent, which was recorded with the FAA as [    ] on [    ].

[U.S.]

AMENDED AND RESTATED AIRCRAFT SECURITY AGREEMENT

Dated as of October 31, 2019

among

Bristow U.S. LLC,

as Grantor

and

ANKURA TRUST COMPANY, LLC,

as Administrative Agent

2

Schedule I – Pledged Aircraft

Exhibit A - Form of Aircraft Security Agreement Supplement

Exhibit B – Form of Aircraft Security Agreement Partial Release

Exhibit C – Form of Aircraft Security Agreement Full Release

3

AMENDED AND RESTATED AIRCRAFT SECURITY AGREEMENT, dated as of October 31, 2019 (this “Aircraft Security Agreement”), between Bristow U.S. LLC, a Louisiana limited liability company (the “Grantor”), and ANKURA TRUST COMPANY, LLC, as administrative agent (in such capacity, the “Administrative Agent”) for the benefit of the Secured Parties (as defined in the Credit Agreement referred to below).

WHEREAS, all capitalized terms used herein shall have the respective meanings set forth or referred to in Section I hereof or, where not otherwise defined, in the Credit Agreement (as defined below);

WHEREAS, (i) Bristow Group Inc. (the “Parent”), the direct parent and sole beneficial owner of the Grantor, and Bristow Holdings Company Ltd. III, an indirect, wholly owned subsidiary of the Parent (together with the Parent, the “Borrowers”), and the Guarantors identified therein have entered into that certain Term Loan Credit Agreement (as the same may be amended, supplemented and restated to date, the “Existing Credit Agreement”) dated May 10, 2019 among the Borrowers, the lenders (collectively, the “Lenders”) from time to time party thereto, and Ankura Trust Company, LLC, as the Administrative Agent and (ii) the Grantor and the Administrative Agent have entered into that certain Second Lien Aircraft Security Agreement dated as of May 10, 2019 recorded by the Federal Aviation Administration (the “FAA”) on June 12, 2019, and assigned conveyance number KF008655, as supplemented by Second Lien Aircraft Security Agreement Supplement No. 1, dated October 29, 2019, executed by the Grantor, filed with the FAA on October 29, 2019, but not yet recorded (the “Existing Aircraft Security Agreement”);

WHEREAS, the Borrowers and the Lenders have agreed to amend the Existing Credit Agreement pursuant to that certain Amendment No. 5 to Credit Agreement dated as of October 31, 2019 (the Existing Credit Agreement as amended, the “Credit Agreement”) and simultaneously amend and restate the Existing Aircraft Security Agreement in the form hereof.

WHEREAS, the Administrative Agent has agreed to act as Administrative Agent for the benefit of the Secured Parties; and

WHEREAS, the Grantor desires by this Aircraft Security Agreement to provide for the assignment, mortgage and pledge by the Grantor to the Administrative Agent of, among other things, all of the Grantor’s right, title and interest in and to the Aircraft identified on Schedule I hereto and Aircraft-Related Collateral, as security for the Secured Obligations.

GRANTING CLAUSE

NOW, THEREFORE, THIS AIRCRAFT SECURITY AGREEMENT WITNESSETH, that, to secure the Secured Obligations, and in consideration of the premises and of the covenants herein contained, and for other good and valuable consideration the receipt and adequacy whereof are hereby acknowledged, by its execution and delivery of this Aircraft Security Agreement, the Grantor has granted, mortgaged and pledged, and does hereby grant and agree to grant, mortgage and pledge unto the Administrative Agent, for the benefit of the Secured Parties, a security interest in and mortgage lien on all right, title and interest of the Grantor in, to and under the following property, rights and privileges (all property specifically subjected to the lien of this Aircraft Security Agreement by the terms hereof or any mortgage supplemental hereto, are included within the Collateral and are referred to herein as the “Collateral”):

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(1) the Airframes more particularly described on Schedule I hereto, (collectively, the “Pledged Aircraft”); and

(2) the Aircraft-Related Collateral related to the Pledged Aircraft; and

(3) all proceeds of the foregoing;

provided, however, that Collateral shall not include the Excluded Assets.

The security assignment covered by the granting clause is a present security assignment and shall be effective immediately upon execution of this Aircraft Security Agreement and any Aircraft Security Agreement Supplement hereto; provided, however, that it is expressly agreed that so long as no Event of Default is continuing, the Grantor shall be entitled to exercise, any and all of the claims, rights, powers, privileges, remedies and other benefits of the Grantor in respect of any of the general intangibles part of Aircraft-Related Collateral (the “Pledged Agreements”) and to freely operate the Collateral and to collect, invest and dispose of any income therefrom.

TO HAVE AND TO HOLD all and singular the aforesaid property unto the Administrative Agent, for the benefit of the Secured Parties, without (subject to the terms hereof) any preference, distinction or priority of any one over any other by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and in all cases, subject to the terms and provisions set forth in this Aircraft Security Agreement.

It is expressly agreed that anything herein contained to the contrary notwithstanding, (i) the Grantor shall remain liable under all Pledged Agreements to perform all of its obligations thereunder to the same extent as if this Aircraft Security Agreement had not been executed, and nothing in any Pledged Agreement or this Aircraft Security Agreement shall relieve the Grantor of any of its obligations under the Pledged Agreements, (ii) neither the Administrative Agent nor any Lender shall have any obligation or liability under any Pledged Agreement by reason of or arising out of this security assignment, nor shall the Administrative Agent nor any Lender be required or obligated in any manner to perform or fulfil any obligation of the Grantor under or pursuant to any Pledged Agreement, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or to take any other action to collect or enforce the payment of any amounts to which it or they may be entitled hereunder at any time or times and (iii) at any time when an Event of Default has occurred and is continuing and subject to the terms and conditions of this Aircraft Security Agreement and the other Loan Documents, at the Administrative Agent’s option, the Administrative Agent may perform, or cause to be performed, all or any part of the obligations and agreements of the Grantor under any Pledged Agreement or any related documentation, without releasing the Grantor therefrom; provided, however, the Administrative Agent shall take any and all such actions in accordance with the terms and provisions of such Pledged Agreements; provided, further that, the Administrative Agent shall be required to account for all amounts received by it in respect hereof.

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The Grantor agrees that at any time and from time to time, it will promptly and duly execute and deliver or cause to be duly executed and delivered any and all such further instruments and documents necessary or desirable, or as the Administrative Agent may reasonably request, to perfect, preserve or protect the mortgage, security interests and assignments created or intended to be created hereby or to obtain for the Administrative Agent the full benefits of the security assignment hereunder and of the rights and powers herein granted, including, without limitation, all UCC financing statements, financing statement amendments, and continuation statements. The Grantor hereby authorizes the Administrative Agent to execute and file UCC financing statements, financing statement amendments or continuation statements on behalf of the Grantor, provided that such authorization shall not limit or modify the obligations of the Grantor to execute and file such financing statements, financing statement amendments or continuation statements. Each Grantor agrees that any previously-filed financing statements that describe the Collateral as “all assets” or “all personal property” of the Grantor, whether now owned or hereafter existing or acquired by the Grantor is intended to describe the Collateral covered hereby, and Grantor hereby authorizes such filing.

It is hereby further agreed that any and all property described or referred to in the granting clauses hereof which is hereafter acquired by the Grantor (other than any aircraft being pledged hereafter and Aircraft-Related Collateral relating thereto, which shall be the subject of an Aircraft Security Agreement Supplement) shall ipso facto, and without any further conveyance, assignment or act on the part of the Grantor or the Administrative Agent, become and be subject to the lien and security interest herein granted as fully and completely as though specifically described herein, but nothing contained in this paragraph shall be deemed to modify or change the obligations of the Grantor contained in the foregoing paragraphs.

IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto that the Existing Aircraft Security Agreement is amended and restated as follows:

SECTION I

DEFINITIONS; AIRCRAFT SECURITY AGREEMENT SUPPLEMENTS; CAPE TOWN CONVENTION; ENGINES AND PARTS

SECTION 1.01 Definitions; Reference to Other Documents.

“Additions Owner” has the definition given thereto in Section 2.07 hereof.

“Aircraft Permitted Liens” means:

(1) statutory Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen, employees, pension plan administrators or other like Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith or Liens relating to attorney’s liens or bankers’ liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depositary institution and Liens related to salvage or similar rights of insurers under insurance policies maintained by the Parent or the Grantor;

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(2) Liens for taxes or assessments or governmental charges or levies (i) that are not yet delinquent, or which can thereafter be paid without penalty, in each case such that the Lien cannot be enforced or (ii) which are being contested in good faith by appropriate proceedings and for which reserves have been provided in conformity with GAAP;

(3) Liens arising by reason of any judgment, decree or order of any court so long as such Lien is adequately bonded and any appropriate legal proceedings that may have been duly initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

(4) Liens to secure the performance of tenders, bids, statutory obligations, surety or appeal bonds, government contracts, leases, workers compensation obligations, performance bonds, insurance obligation or other obligations of a like nature incurred in the ordinary course of business;

(5) Liens incurred in the ordinary course of business of the Grantor, the Parent the other Subsidiaries of the Parent arising from aircraft leasing or chartering, which in each case were not incurred or created to secure the payment of Indebtedness or are precautionary;

(6) (i) Liens (other than Liens described in clause (ii) below) created under maintenance contracts in favor of maintenance contract providers and (ii) Liens consisting of the maintenance contracts insofar as such contracts involve the interchange of engines, rotor blades, rotor components and parts and the arrangements thereunder to the extent such arrangements are deemed to constitute contracts of sale under the Cape Town Convention; and

(7) Liens in favor of Administrative Agent created under this Agreement.

“Aircraft-Related Collateral” means (i) all Engines, rotor blades, rotor blade components, auxiliary power units (as applicable), and other equipment, avionics, appurtenances, and accessions attached to, installed on or associated with the Pledged Aircraft from time to time and any substitutions therefor; (ii) all general intangibles, insurance and restitution proceeds, warranties, leases, maintenance contracts, charters, revenues, rents, and receivables, whether arising under intercompany leases or third party leases, charters, or contracts, in each case as related to the Pledged Aircraft and except to the extent constituting Excluded Assets pursuant to clause (2) of definition thereof and to the extent constituting Aircraft-Related Excluded Collateral; (iii) all sales proceeds and other proceeds relating to Pledged Aircraft, except to the extent constituting Aircraft-Related Excluded Collateral; (iv) all logs, manuals, certificates, data, inspection, modification, maintenance, engineering, technical, and overhaul records relating to the Pledged Aircraft or their Engines, rotor blades, rotor blade components, auxiliary power units (if applicable), avionics, appurtenances, accessions, equipment and parts, and (v) Company Additions under clause (i) of the definition thereof relating to Pledged Aircraft.

“Aircraft-Related Excluded Collateral” means (i) all engines, rotor blades, rotor blade components, auxiliary power units (as applicable), and other equipment, avionics, appurtenances, and accessions attached to or installed on the Excluded Aircraft from time to time and any substitutions therefor; (ii) all general intangibles (including in respect of contracts for purchase or construction), insurance and restitution proceeds, warranties, leases, maintenance contracts,

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charters, revenues, rents, and receivables, whether arising under intercompany leases or third party leases, charters, or contracts, in each case as related to the Excluded Aircraft; (iii) all sales proceeds and other proceeds relating to Excluded Aircraft; (iv) all amounts payable in consequence of a claim under the Parent’s or the Grantor’s liability insurance paid to third parties whether relating to Excluded Aircraft or Pledged Aircraft; (v) all warranties relating to Excluded Aircraft or Pledged Aircraft assigned or required to have been assigned to any maintenance provider or superseded by a maintenance contract; (vi) all relinquished engines, rotorblades, parts, avionics, appurtenances, accessions, and equipment removed from Pledged Aircraft or Excluded Aircraft and returned to a maintenance provider; (vii) all logs, manuals, certificates, data, inspection, modification, maintenance, engineering, technical, and overhaul records relating to the Excluded Aircraft or their engines, rotor blades, rotor blade components, auxiliary power units (if applicable), avionics, appurtenances, accessions, equipment and parts, and (viii) Company Additions relating to Excluded Aircraft and Company Additions under clause (ii) of the definition thereof relating to Pledged Aircraft.

“Airframe” shall mean (i) (a) as of the date hereof all or any, as applicable, airframe(s) described in Schedule I hereto or (b) thereafter, any other airframe(s) that are part of an aircraft that has been hereafter pledged by means of an Aircraft Security Agreement Supplement hereto and in each case shall not include the Engines, rotor blades, or rotor components, and (ii) any and all parts from time to time incorporated in, installed on, or attached to such airframe(s) and any and all parts removed therefrom so long as title thereto shall remain vested in Grantor in accordance with the applicable terms of this Aircraft Security Agreement or the Credit Agreement after removal from such airframe(s) or that are not otherwise Aircraft-Related Excluded Collateral.

“Company Additions” means in respect of a Pledged Aircraft or an Excluded Aircraft (i) additional accessories, parts, devices, or equipment, but only if such accessories, parts, devices, or equipment (A) are not required to be incorporated or installed in or attached to such aircraft (or its engine) pursuant to applicable requirements of the FAA or other jurisdiction in which the related aircraft may be registered; and (B) will not impair the originally intended function or use of such aircraft (a clause (i) Company Addition, a “Company Aircraft Addition”); and (ii) the personal effects of any passenger (if owned by the Grantor or any Affiliate).

“Engine” means, as applicable at any time of determination, with respect to any Pledged Aircraft, any engine installed on or associated with such Pledged Aircraft at such time, as more particularly described on Schedule I hereto, after giving effect to the provisions of Sections 2.02 and 2.04 hereof.

“International Registry” means the International Registry of Mobile Assets maintained under the Cape Town Convention and the Aircraft Protocol adopted on November 16, 2001, at Cape Town, South Africa or their successors for the recordation of interests therein (the “Cape Town Convention”).

“Jurisdiction of Registration” means the jurisdiction in which the applicable Pledged Aircraft is registered as of the relevant date of determination.

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“Maintenance Program” shall mean, as it relates to any particular Pledged Aircraft or Engine, the manufacturer’s airframe maintenance program to the extent it provides coverage for any existing applicable warranty, and thereafter, either the manufacturer’s service program or an agreement which provides for the maintenance and/or overhaul of the airframe and/or Engines consistent with the maintenance programs that cover helicopters of similar model type in the Grantor’s helicopter fleet from time to time; provided, however, that if any one or more Pledged Aircraft are not covered by a manufacturer’s or other third party’s maintenance program, then the Maintenance Program for any such Pledged Aircraft or Engines not so covered shall mean the Grantor’s approved maintenance program administered by itself or its Affiliate with respect to such Pledged Aircraft or Engines.

“Maintenance Program Agreements” shall mean the agreements governing the Maintenance Programs, or singly an agreement governing a particular Maintenance Program.

“Relevant Aircraft Counsel” has the meaning given to such term in Section 2.03(c) hereof.

For all purposes of this Aircraft Security Agreement, the terms used herein in capitalized form but not defined herein are used as defined in the Credit Agreement.

SECTION II

AIRFRAMES, ENGINES AND PARTS

SECTION 2.01 [Intentionally Omitted].

SECTION 2.02 Removal and Replacement of Engines.

(a) In the event that any Engine in respect of any Pledged Aircraft (on or after the date such Pledged Aircraft became subject to this Aircraft Security Agreement) shall require maintenance service, repair or other work and is removed for such reason, or is removed and returned to the relevant maintenance provider for such reason, or suffers total or partial event of loss (each a “Removal Event”; collectively “Removal Events”), the Grantor or any other Subsidiary of the Parent may at its cost and expense, and, pursuant to the terms of the relevant Maintenance Program or otherwise:

(i)

temporarily substitute another engine of the same or an improved make and model as such Engine (any such substitute engine being hereinafter referred to respectively as the “Temporary Engine”), provided that (1) the installation of the Temporary Engine is performed by a mechanic properly certified by the relevant aviation authority in regards to repair of aircraft of the type of such Pledged Aircraft, (2) the Temporary Engine is free and clear of all Liens (except Aircraft Permitted Liens), and (3) the Engine is reinstalled on the airframe of a Pledged Aircraft on or prior to the earlier of (i) one-hundred eighty (180) days after removal or, if the maintenance contract provider or other authorized repair facility is unable to complete the repairs within one-hundred (180) days after removal, the date that is ten (10) days after the date on which the repairs on such Engine are completed and such Engine is returned to Grantor or any other Subsidiary of the Parent at the correct location, provided that Grantor or any other Subsidiary of the Parent shall use commercially reasonable efforts to cause the maintenance contract provider or other authorized repair facility to promptly return such Engine at the correct location following its repair, and (ii) the Maturity Date; or

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(ii)

permanently (subject to the occurrence of another Removal Event) replace such Engine on the airframe of such Pledged Aircraft with another engine of the same or an improved model and suitable for installation on such airframe, which is free and clear of all Liens (except Aircraft Permitted Liens) (in each case under this clause (B), a “Replacement Engine”), the installation of which will not diminish the airworthiness of such Pledged Aircraft.

(b) Following such replacement by a Replacement Engine and in the following sequential order:

(i)

such Replacement Engine shall thereafter become an Engine under this Aircraft Security Agreement with respect to the applicable Pledged Aircraft without the need for further amendment and title to such Replacement Engine shall vest or have vested in the Grantor free of Liens (except Aircraft Permitted Liens),

(ii)

the Engine removed from such Pledged Aircraft (a “Relinquished Engine”) shall no longer be an Engine under this Aircraft Security Agreement and shall be free of Administrative Agent’s Liens, unless such Relinquished Engine is reinstalled on another Pledged Aircraft, and

(iii)

the Relinquished Engine may (A) be disposed of as the Grantor determines in the ordinary course of business, (B) be returned to the maintenance provider pursuant to the terms of the Maintenance Program Agreement relating to such engine, (C) be disposed of as required under the insurance coverage, as applicable, or (D) placed on another Pledged Aircraft.

All provisions of this Aircraft Security Agreement relating to the Relinquished Engine prior to its becoming a Relinquished Engine shall be applicable to the relevant Replacement Engine with the same force and effect as if such Replacement Engine were the Relinquished Engine.

SECTION 2.03 Treatment of Replacement Engines. Within 90 days after the time of any substitution of a Replacement Engine (and excluding any period in which a Temporary Engine was on the applicable Pledged Aircraft), if at such time such Replacement Engine is not subject to this Aircraft Security Agreement, the applicable Guarantor, at its own expense, shall:

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(a) cause the sale of such Replacement Engine to the applicable Grantor to be evidenced by a bill of sale and to be registered with the applicable aviation authority and, if applicable, registered on the International Registry as a “contract of sale”;

(b) furnish the Administrative Agent with a signed Aircraft Security Agreement Supplement in the form of Exhibit A hereto, in accordance with Section 2.06 hereof, and a local law mortgage (if such local law mortgage is required in the relevant jurisdiction as a mortgage additional to this Aircraft Security Agreement) to reflect the Replacement Engine as an Engine hereunder; and

(c) cause the grant of the security interest and international interest, as applicable, in the Replacement Engine to be registered with the applicable aviation authority and on the International Registry and cooperate with actions reasonably necessary to perfect the ownership interest of the Grantor and the Administrative Agent’s Lien with respect to such Replacement Engine in registries in the Jurisdiction of Registration that require the recordation of interests with respect to engines to reflect title and establish priorities, in accordance with advice from local counsel in the Jurisdiction of Registration (“Relevant Aircraft Counsel”); and

(d) after any such grant, registration and action taken with respect to a Replacement Engine being installed on a Pledged Aircraft as to which the Jurisdiction of Registration is a jurisdiction other than the United States, the Grantor shall deliver an opinion from Relevant Aircraft Counsel and from (as applicable) counsel responsible for making filings on the International Registry to the effect that Grantor’s ownership interest in such Replacement Engine and the Administrative Agent’s Lien with respect to such Replacement Engine has been perfected.

SECTION 2.04 Engine Reinstallations. The Grantor may subject the Engines to normal interchange and pooling practices or similar arrangements, in each case customary for other engines owned or leased by the Parent and its Subsidiaries in the ordinary course of business. So long as no Event of Default shall have occurred and be continuing, any Engine may be removed from any Pledged Aircraft and reinstalled on any other Pledged Aircraft without amending this Aircraft Security Agreement or any of the other Security Documents, so long as such action shall not impair or deprive the Administrative Agent of its Liens in any such Engine.

SECTION 2.05 Part Removal and Replacements.

(a) In the event that any rotor blade, rotor component or part installed on any Pledged Aircraft (on or after the date such Pledged Aircraft became subject to this Aircraft Security Agreement) shall require maintenance service, repair or other work and is removed for such reason, or is removed and returned to the relevant maintenance provider for such reason, or suffers total or partial event of loss relating to any such rotor blade, rotor component or part, (each a “Part Removal Event”; collectively “Part Removal Events”), the Grantor or any other Subsidiary of the Parent may at its cost and expense, and, pursuant to the terms of the relevant Maintenance Program or otherwise permanently replace (subject to the occurrence of another Part Removal Event) such

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rotor blade, rotor component or part with another rotor blade, rotor component or part, as applicable, of the same or an improved model, which has an equivalent or better value and utility, is suitable for installation on the relevant Airframe and that is free and clear of all Liens other than Aircraft Permitted Liens, the installation of which will not diminish the airworthiness, value or utility of the relevant Pledged Aircraft. In the case of any replacement of a rotor blade, rotor component or part under this clause (a), such replacement shall occur when the replacement rotor blade, rotor component or part, as applicable, is installed on the relevant Airframe.

(b) Following the replacement of any rotor blade, rotor component or part and in the following sequential order, (i) such replacement rotor blade, rotor component or part shall thereafter become Collateral under this Aircraft Security Agreement without the need for further amendment and title to the replacement rotor blade, rotor component or part shall vest or have vested in the Grantor free of Liens (except Aircraft Permitted Liens), (ii) the rotor blade, rotor component or part removed from such Pledged Aircraft shall no longer be Collateral under this Aircraft Security Agreement and shall be free of Administrative Agent’s Liens, unless such rotor blade, rotor component or part is reinstalled on another Pledged Aircraft, and (iii) the removed rotor blade, rotor component or part may (A) be disposed of as the Grantor determines in the ordinary course of business, (B) be returned to the maintenance provider pursuant to the terms of the applicable Maintenance Program Agreement (if any), (C) be disposed of as required under the insurance coverage, as applicable, or (D) placed on another Pledged Aircraft.

SECTION 2.06 Aircraft Security Agreement Supplements. At any time an additional airframe and its Aircraft-Related Collateral or engine is required to be pledged hereunder pursuant to the terms of the Credit Agreement, or the Grantor desires to pledge an additional airframe and its Aircraft-Related Collateral hereunder, the Grantor and the Administrative Agent shall enter into an Aircraft Security Agreement Supplement substantially in the form of Exhibit A attached hereto (each an “Aircraft Security Agreement Supplement”), in order to subject the related airframes and/or engines described therein to the terms of this Aircraft Security Agreement. Each Aircraft Security Agreement Supplement shall incorporate therein all of the terms and conditions of this Aircraft Security Agreement and shall constitute a part of this Aircraft Security Agreement to the same extent as if the provisions hereof were set forth in full therein, provided that the terms of any Aircraft Security Agreement Supplement shall control, as to the Pledged Aircraft and any Aircraft-Related Collateral described in such Aircraft Security Agreement Supplement, over any inconsistent terms elsewhere in this Aircraft Security Agreement.

SECTION 2.07 Company Additions. The Grantor, the Parent or any other Subsidiary of the Parent may install or place Company Aircraft Additions on any Pledged Aircraft, but only if such Company Aircraft Additions (i) can be readily removed without causing material damage to such Pledged Aircraft or (ii) if not readily removable without causing material damage, then the Grantor, the Parent or any other Subsidiary of the Parent that installed or placed such Company Aircraft Additions on such Pledged Aircraft (the “Additions Owner”) shall have the responsibility at its expense to repair such damage when such Company Aircraft Additions are removed prior to foreclosure by the Administrative Agent. Title to each Company Aircraft Addition shall remain with the Additions Owner, and the Additions Owner may remove any such Company Aircraft Addition in accordance with the foregoing; provided that, for so long as a Company Aircraft Addition remains installed on a Pledged Aircraft, it shall be subject to the Lien of this Aircraft Security Agreement. Notwithstanding anything to the contrary herein or in the other Loan Documents the Parent, the Grantor and the other Guarantors will be permitted to remove Company Additions from the Pledged Aircraft at any time prior to an Event of Default.

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SECTION 2.08 Permitted Foreign Operations and Reregistration. Notwithstanding anything to the contrary contained herein or in any other Security Document, (i) any Pledged Aircraft may be operated by the Grantor, the Parent and any other Subsidiary of the Parent or by an operator under and pursuant to a written dry lease with the Grantor, the Parent or any other Subsidiary of the Parent, in each case, in and located in jurisdictions other than such Pledged Aircraft’s Jurisdiction of Registration from time to time; and (ii) any Pledged Aircraft, upon no less than ten (10) days (or such shorter period as the Administrative Agent may agree) of written notice to Administrative Agent, may be de-registered from its Jurisdiction of Registration and re-registered in any other jurisdiction in which the Grantor, the Parent or any other Subsidiary of the Parent (or such dry lessee) is required to perform helicopter transportation services (including, without limitation, utility, search and rescue, and oil & gas-related services) for customers, the performance of services in which would not invalidate the Grantor’s required insurance coverage, provided that, in the case of clause (ii), prior to or immediately upon the filing of releases of the Administrative Agent’s Liens upon the Aircraft in such jurisdiction (or such later date as the Administrative Agent may agree), the Parent, the Grantor, or the applicable other Subsidiary (as may be necessary as determined by the Parent), has executed and delivered to the Agent a local law mortgage, caused the Pledged Aircraft and such mortgage to be registered or filed to the extent possible with the applicable aviation authority and the Parent, and takes such actions, in all of the foregoing cases, to the extent reasonably necessary or advisable to perfect the Administrative Agent’s Lien with respect to such re-registered Pledged Aircraft in registries in the new Jurisdiction of Registration that require the recordation of interests with respect to Pledged Aircraft to reflect title to such Pledged Aircraft and Administrative Agent’s Liens, in accordance with advice from Relevant Aircraft Counsel and with its opinion to that effect, and (as applicable) the opinion of counsel with responsibility for making any related filings on the International Registry. The Administrative Agent agrees that it shall execute and deliver such documents as are necessary for the de-registration of a Pledged Aircraft and for the release of Liens in connection with a jurisdictional move, as described above.

SECTION 2.09 United States International Traffic in Arms Regulations.

(a) With respect to any Pledged Aircraft that is subject to the United States International Traffic in Arms Regulations (“ITAR”), the Administrative Agent agrees:

(i)

that, to the extent that the financing of the Pledged Aircraft is subject to ITAR (and to the terms and conditions of any applicable ITAR authorizations), the transfer of ownership, change of end-use, and export/re-export of any such Pledged Aircraft by the Administrative Agent in connection with its exercise of remedies under Section IV of this Aircraft Security Agreement must be in compliance with ITAR at all times; and

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(ii)

any changes in the use of such Pledged Aircraft, or any exports, re-transfers or re-exports of the Pledged Aircraft will require prior written authorization from the U.S. Department of State (to the extent applicable), which will be Administrative Agent’s responsibility only upon such an exercise of remedies.

(b) With respect to the Forward Looking Infrared (“FLIR”) units and any newly installed or existing equipment that becomes the subject to the jurisdiction of the U.S. Department of State under ITAR and any ITAR-controlled technical data (collectively, the “ITAR-Controlled Equipment”), the Administrative Agent agrees:

(i)

that (A) some of the Pledged Aircraft may operate with FLIR units that are subject to the jurisdiction of the U.S. Department of State under ITAR and may from time to time operate with other ITAR-Controlled Equipment; and (B) pursuant to ITAR, only U.S. persons, as defined by 8 U.S.C. Section 1324b(a)(3) (“U.S. Persons”), may access the FLIR units and the other ITAR-Controlled Equipment, if any, and their related technical data, unless a separate authorization is obtained from the U.S. Department of State;

(ii)

in the event that the Administrative Agent requires a non-U.S. Person to inspect the Pledged Aircraft while the FLIR units or such other ITAR-Controlled Equipment are installed on the Pledged Aircraft, including a review of any technical data related to the FLIR units or such other ITAR-Controlled Equipment (rather than permitting the Parent or Guarantor to remove the FLIR units or such other ITAR-Controlled Equipment for the duration of the inspection) (A) Administrative Agent shall inform the Parent six (6) months prior to the inspection date to enable the Parent or Grantor to apply for and obtain an authorization from the U.S. Department of State to provide access to non-U.S. Persons; and (B) the Administrative Agent shall provide the Parent or Grantor information about the inspectors as necessary for inclusion in the authorization request. If the Department of State grants authorization to non-U.S. Person inspectors, the Administrative Agent agrees to comply with any conditions contained in the authorization;

(iii)

to the extent that an inspector of the Pledged Aircraft is directed or permitted to take photographs of the Pledged Aircraft while the FLIR units or other ITAR-Controlled Equipment is installed, the Administrative Agent shall direct such inspector, and the Parent and Guarantors are authorized to ensure, that any photographs of the FLIR units or such other ITAR-Controlled Equipment shall be general in nature and shall not disclose any information about the FLIR units or such other ITAR-Controlled Equipment that is not already in the public domain; and

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(iv)

that the sale, export, re-export or re-transfer by the Administrative Agent of any ITAR-controlled technical data and ITAR-Controlled Equipment, including following an Event of Default, is subject to ITAR.

(c) The Grantor agrees to provide a list of Pledged Aircraft that are subject to ITAR from time to time, promptly upon the request of the Administrative Agent, which request shall not occur more than two (2) times a year, except upon and during the continuance of an Event of Default.

SECTION 2.10 Required Insurance Coverages. The Parent or Grantor shall maintain hull insurance on the Pledged Aircraft, Engines and other Aircraft-Related Collateral (described in clause (i) of the definition thereof), liability insurance, and such insurance as is customary for a prudent owner or operator of aircraft engaged in business similar to Grantor’s to carry (including as to the coverages, deductibles, endorsements and other terms of such insurance and giving effect to self-insurance). Any such insurance policies in respect of hull insurance shall name the Administrative Agent as loss payee and any such insurance policies in respect of liability insurance shall include the Administrative Agent as additional insured.

CAPE TOWN CONVENTION

SECTION 2.11 Cape Town Convention. The Grantor and the Administrative Agent agree that for all purposes of the Cape Town Convention, (i) this Aircraft Security Agreement constitutes a separate “international interest” (as defined in the Cape Town Convention, herein an “International Interest”) with respect to each Airframe, (ii) each Airframe constitutes an “aircraft object” (as defined in the Cape Town Convention, herein an “Aircraft Object”), and (iii) this Aircraft Security Agreement constitutes an agreement for registration of an International Interest with respect to each Airframe.

SECTION 2.12 Engines. The Grantor represents and warrants that each Engine is an engine having at least 550 rated take-off horsepower or the equivalent of such horsepower, but if the comments published in §§ 3.8-3.10 of the Official Commentary to the Cape Town Convention (the “Commentary”) are correct, the Engines do not currently meet the definition of an Aircraft Object, but if removed from their associated Airframe, would then meet the definition of an Aircraft Object. If the Commentary is incorrect, such Engines do constitute Aircraft Objects. Regardless of the Commentary, the Grantor and the Administrative Agent agree that for all purposes of the Cape Town Convention, (i) this Aircraft Security Agreement constitutes a separate International Interest with respect to each Engine, (ii) each Engine constitutes an Aircraft Object, and (iii) this Aircraft Security Agreement constitutes an agreement for registration of an International Interest with respect to each Engine. In order to accommodate an interpretation of the Cape Town Convention in accordance with the Commentary, this Aircraft Security Agreement also constitutes an agreement for registration of a prospective International Interest, and such prospective International Interests shall become International Interests when the Engines are next removed from the airframe to which they are affixed.

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SECTION III

RECEIPT, DISTRIBUTION AND APPLICATION OF

INCOME FROM THE COLLATERAL

SECTION 3.01 Payments After Event of Default. All payments received and amounts held or realized by the Administrative Agent (including any amounts realized by the Administrative Agent from the exercise of any remedies pursuant to Section IV hereof) after an Event of Default shall have occurred and be continuing, shall be applied in accordance with Section 8.2 of the Credit Agreement.

SECTION 3.02 Insurance Proceeds. To the extent any insurance proceeds are received in respect of the Collateral in connection with an event that does not constitute a total loss of the Aircraft, any insurance proceeds received in respect of the Collateral may be used by the Grantor or the Parent to repair the affected Pledged Aircraft and any affected Aircraft-Related Collateral described in clause (i) of the definition thereof or replace one or more affected Engines at the Grantor’s option. With respect to any insurance proceeds received in respect of the Collateral in connection with a total loss of the Aircraft, such proceeds shall be applied by the Administrative Agent to the Indebtedness.

SECTION IV

REMEDIES

SECTION 4.01 Remedies.

(a) If an Event of Default shall have occurred and be continuing, then the Administrative Agent may exercise any or all of the rights and powers and pursue any and all of the remedies pursuant to this Section IV and shall have and may exercise all of the rights and remedies of a secured party, to the extent applicable, under the UCC, under the laws of the Jurisdiction of Registration, and, to the extent applicable, the Cape Town Convention. Without limiting any of the foregoing, it is understood and agreed that, upon enforcement of the terms of any local law mortgage, if necessary, the Administrative Agent may exercise any right of sale of the Pledged Aircraft available to it, even though it shall not have taken possession of the Pledged Aircraft and shall not have possession thereof at the time of such sale, to the extent permitted under applicable law.

(b) The Administrative Agent shall be entitled, at any sale pursuant to this Section IV, to credit against any purchase price bid at such sale all or any part of the unpaid obligations owing to such Persons and secured by the lien of this Aircraft Security Agreement to the extent such sums would be paid in cash to such Persons under Section 4.01 hereof. In connection with any such sale, the Administrative Agent agrees to provide the Grantor and the Administrative Agent with at least ten Business Days’ prior written notice of such sale, which notice shall, for the purposes of the UCC in effect in any applicable jurisdiction, be deemed to be commercially reasonable.

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SECTION 4.02 Return of Aircraft, etc.

(a) If an Event of Default shall have occurred and be continuing, at the request of the Administrative Agent, the Grantor agrees that it shall promptly execute and deliver to the Administrative Agent such instruments of title and other documents as the Administrative Agent may deem necessary or advisable to enable the Administrative Agent or an agent or representative designated by the Administrative Agent, at such time or times and place or places as the Administrative Agent may specify, to obtain possession of all or any part of the Collateral to which the Administrative Agent shall at the time be entitled hereunder. If the Grantor shall for any reason fail to execute and deliver such instruments and documents after such request by the Administrative Agent, the Administrative Agent may:

(i)

obtain a judgment conferring on the Administrative Agent the right to immediate possession and requiring the Grantor to execute and deliver such instruments and documents to the Administrative Agent, to the entry of which judgment the Grantor hereby specifically consents to the fullest extent permitted by law; and

(ii)	pursue all or part of such Collateral wherever it may be found.

All expenses of obtaining such judgment or of pursuing, searching for and taking such property shall, until paid, be secured by the lien of this Aircraft Security Agreement.

(b) Upon every such taking of possession, the Administrative Agent may from time to time, at the expense of the Collateral, make all such expenditures for maintenance, use, operation, storage, insurance, leasing, control, management, disposition, modifications or alterations to and of the Collateral, as it may reasonably deem proper. In each such case, the Administrative Agent shall have the right to maintain, use, operate, store, insure, lease, control, manage, dispose of, modify or alter the Collateral, and to exercise all rights and powers of the Grantor relating to the Collateral, as the Administrative Agent shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, use, operation, storage, insurance, leasing, control, management, disposition, modification or alteration of the Collateral or any part thereof as the Administrative Agent may reasonably determine, and the Administrative Agent shall be entitled to collect and receive directly all tolls, rents, revenues, issues, income, products and profits of the Collateral and every part thereof, without prejudice, however, to the right of the Administrative Agent under any provision of this Aircraft Security Agreement to collect and receive all cash held by, or required to be deposited with, the Administrative Agent hereunder. Such tolls, rents, revenues, issues, income, products and profits shall be applied to pay the expenses of the maintenance, use, operation, storage, insurance, leasing, control, management, disposition, improvement, modification or alteration of the Collateral and of conducting the business thereof, and to make all payments which the Administrative Agent may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Collateral or any part thereof, and all other payments which the Administrative Agent may be required or authorized to make under any provision of this Aircraft Security Agreement, as well as just and reasonable compensation for the services of all persons properly engaged and employed by the Administrative Agent with respect thereto.

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SECTION 4.03 Remedies Cumulative. Each and every right, power and remedy given to the Administrative Agent specifically or otherwise in this Aircraft Security Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute (including, without limitation, all statutory mortgage enforcement powers available under applicable law to the Administrative Agent), and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Administrative Agent, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Administrative Agent in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Grantor or to be an acquiescence therein.

SECTION 4.04 Discontinuance of Proceedings. In case the Administrative Agent shall have instituted any proceeding to enforce any right, power or remedy under this Aircraft Security Agreement by foreclosure, repossession or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, then and in every such case the Grantor and the Administrative Agent (and any relevant lessee of the Pledged Aircraft) shall, subject to any determination in such proceedings, be restored to their former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Administrative Agent shall continue as if no such proceedings had been instituted.

SECTION 4.05 Waiver of Past Defaults. The Administrative Agent may, in accordance with the terms of the Credit Agreement, waive any past default hereunder and its consequences and upon any such waiver such default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Aircraft Security Agreement (and any lease relating to the Pledged Aircraft), but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 4.06 Appointment of Receiver. The Administrative Agent shall, as a matter of right, be entitled, upon and during the continuance of an Event of Default, to the appointment of a receiver (who may be the Administrative Agent or any nominee thereof) for all or any part of the Collateral, to the extent permitted under applicable law, whether such receivership be incidental to a proposed sale of the Collateral or the taking of possession thereof or otherwise, and the Grantor hereby consents to the appointment of such a receiver and will not oppose any such appointment.

SECTION 4.07 Power of Attorney; Administrative Agent Authorized to Execute Bills of Sale, etc.

(a) The Grantor irrevocably and by way of security appoints the Administrative Agent the true and lawful attorney-in-fact of the Grantor in its name and stead and on its behalf, effective upon and during the continuance of an Event of Default for the purpose of (i) effectuating any sale, assignment, transfer or delivery permitted hereby for the enforcement of the lien of this Aircraft Security Agreement, whether pursuant to foreclosure or power of sale, assignments and other instruments as may be necessary or appropriate and (ii) asking for, requiring, demanding, receiving, compounding, giving acquittance for any and all monies and claims for monies (in each case including insurance and requisition proceeds) due and to become due under or arising out of the Loan Documents, and all other property which now or hereafter constitutes part of the Collateral, endorsing any checks or other instruments or orders in connection therewith and filing

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any claims or taking any action or instituting any proceedings which the Administrative Agent may deem to be necessary or advisable in the premises, with full power of substitution, the Grantor hereby ratifying and confirming all that such attorney or any substitute shall lawfully do by virtue hereof. Nevertheless, if so requested by the Administrative Agent or any purchaser, the Grantor shall ratify and confirm any such sale, assignment, transfer or delivery referred to in clause (i) above, by executing and delivering to the Administrative Agent or such purchaser all bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

(b) Without limiting any other provision set forth herein, but subject to Section 5.01 hereof, during the continuance of any Event of Default under this Aircraft Security Agreement, the Administrative Agent shall have the right under the power of attorney referred to in clause (a) above to accept any offer in connection with the exercise of remedies as set forth herein of any purchaser to purchase the Pledged Aircraft and upon such purchase to execute and deliver in the name of and on behalf of the Grantor an appropriate bill of sale and other instruments of transfer relating to the Pledged Aircraft in respect thereof, when purchased by such purchaser, and to perform all other necessary or appropriate acts with respect to any such purchase, and in its discretion to file any claim or take any other action or proceedings, either in its own name or in the name of the Grantor or otherwise, which the Administrative Agent may deem necessary or appropriate to protect and preserve the right, title and interest of the Administrative Agent in and to such rents and other sums and the security intended to be afforded hereby; provided, that no action of the Administrative Agent pursuant to this paragraph shall increase the obligations or liabilities of the Grantor to any Person beyond those obligations and liabilities specifically set forth in this Aircraft Security Agreement and in the other Loan Documents.

SECTION V

MISCELLANEOUS

SECTION 5.01 Discharge and Release; Termination of Aircraft Security Agreement.

(a) The Liens created herein with respect to the Collateral shall terminate and be discharged and released upon the indefeasible payment in full in cash of the Secured Obligations (other than inchoate contingent obligations).

(b) Administrative Agent hereby agrees to release any Lien for the benefit of the Administrative Agent and the other Secured Parties, when and as set forth herein and in the Credit Agreement.

(c) Upon any such termination, discharge and/or release, the Administrative Agent shall, at the direction and expense of the Grantor, execute and deliver to or as directed in writing by the Grantor:

(i)

in the case of the release of one or more Airframes and/or Engines, an Aircraft Security Agreement Partial Release in the form of Exhibit B attached hereto (each an “Aircraft Security Agreement Partial Release”);

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(ii)

in the case of a full termination, discharge and release of all Liens upon the Collateral, an Aircraft Security Agreement Full Release in the form of Exhibit C attached hereto (an “Aircraft Security Agreement Full Release”);

(iii)

such other documentation as is reasonably requested by Grantor to evidence such termination, discharge, and release, as well as any document that may be necessary to partially or fully terminate any local law security agreement (as applicable) upon the advice of the Relevant Aircraft Counsel with respect to any such Collateral; and

(iv)

any other or additional form of termination, discharge, release or reconveyance provided by Relevant Aircraft Counsel by reason of its being required or appropriate to evidence and such termination, discharge, release or reconveyance in the Jurisdiction of Registration.

(d) The Administrative Agent shall further execute, deliver, file and register (and permit the Grantor to file and register) at the Grantor’s sole expense, any and all agreements, releases, instruments and other documents necessary or reasonably requested by the Grantor or the Parent and confirmed to be necessary or customary on the advice of Relevant Aircraft Counsel with the applicable aviation authority, any applicable engines registry and on the International Registry as are necessary to effect any such discharge and/or release or reflect the same of record.

SECTION 5.02 Duties of the Administrative Agent. The Administrative Agent’s participation and consent to the actions of the Grantor and the Parent shall not be a requirement, except to the extent that a particular jurisdiction requires such consent in addition to any consent contained in or presumed by virtue of the terms of the Loan Documents which otherwise constitute such consent. Notwithstanding the foregoing, the Administrative Agent (i) shall remain at all times a “transacting user entity” on the International Registry for the recordation of interests therein and provide its timely consent via the International Registry’s online mechanics to the actions taken by aircraft title counsel to effect registrations relating to the Pledged Aircraft required by the Credit Agreement, this Aircraft Security Agreement and the other Security Documents; (ii) shall timely execute such releases of Liens and Aircraft Security Agreement Supplements as are required by the Credit Agreement, this Aircraft Security Agreement and the other Security Documents; (iii) upon request of the Parent or Grantor, together with such other information related thereto as the Administrative Agent may reasonably request, shall timely execute such consents to, and confirmations of (A) its agreement to and knowledge of, the exchange of engines installed on or otherwise associated with, and other parts of, the Pledged Aircraft (provided such exchange complies with the requirements of the Credit Agreement, this Aircraft Security Agreement and other Security Documents) as required under Maintenance Program Agreements relating to the Pledged Aircraft; (B) as applicable, the superseding of the warranties relating to the Pledged Aircraft under any such Maintenance Program Agreement; and (C) the requirement to give notice of default under the Loan Documents relating to any engines

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installed on or otherwise associated with the Pledged Aircraft and other equipment that are the subject of any applicable Maintenance Program Agreement; and (iv) shall timely execute any documents, certificates or other instruments necessary, advisable or appropriate for the granting, perfecting or maintaining of the Liens on the Collateral in accordance with the Credit Agreement, this Aircraft Security Agreement and the other Security Documents.

SECTION 5.03 No Legal Title to Collateral in the Administrative Agent or Lenders. Neither the Administrative Agent nor any Lender shall have legal title to any part of the Collateral (except as a result of an exercise of remedies that results in title transfer to Administrative Agent or any holder of the Notes or other Parity Debt.) No transfer, by operation of law or otherwise, of any of the Administrative Agent or any holder of the Notes or other Parity Debt’s rights or any right, title and interest of the Administrative Agent in and to the Collateral or hereunder shall operate to terminate this Aircraft Security Agreement or entitle such holder or any successor or transferee of such holder to an accounting or to the transfer to it of any legal title to any part of the Collateral.

SECTION 5.04 Sale of Pledged Aircraft by Administrative Agent Is Binding. Any sale or other conveyance of the Collateral, or any part thereof (including, without limitation, any part thereof or interest therein), by the Administrative Agent made pursuant to the terms of this Aircraft Security Agreement (or any local law mortgage, if applicable) shall bind the Administrative Agent and the Lenders and shall be effective to transfer or convey all right, title and interest of the Administrative Agent, the Grantor and such holders in and to such Collateral or part thereof. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Administrative Agent.

SECTION 5.05 Aircraft Security Agreement for Benefit of Grantor, Administrative Agent and Holders of Notes. Except as expressly provided herein, nothing in this Aircraft Security Agreement, whether express or implied, shall be construed to give any person other than the Grantor, the Administrative Agent and the holders of the Notes or other Parity Debt, any legal or equitable right, remedy or claim under or in respect of this Aircraft Security Agreement.

SECTION 5.06 Notices; Payments. Unless otherwise expressly specified or permitted by the terms hereof, all notices and communications provided or permitted by this Aircraft Security Agreement shall be made, given, furnished or filed in the manner set forth in Section 10.1 of the Credit Agreement.

SECTION 5.07 Severability. Any provision of this Aircraft Security Agreement held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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SECTION 5.08 No Oral Modification or Continuing Waivers. No term or provision of this Aircraft Security Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other person against whom enforcement of the change, waiver, discharge or termination is sought; and any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

SECTION 5.09 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the parties hereto and the permitted successors and permitted assigns of each. Any request, notice, direction, consent, waiver or other instrument or action by the Administrative Agent shall bind the successors and assigns of such holder.

SECTION 5.10 Headings. The headings of the various sections herein and in the table of contents hereto are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 5.11 Counterpart Form. This Aircraft Security Agreement may be executed by one or more of the parties to this Aircraft Security Agreement on any number of separate counterparts (including by facsimile, .pdf or via DocuSign), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Aircraft Security Agreement, together with all Aircraft Security Agreement Supplements, constitute the entire agreement among the parties hereto regarding the subject matter hereof and supersedes all prior agreements and understandings, oral or written, regarding such subject matter. Notwithstanding the terms of this Section, to the extent permitted by the FAA, signatures on documents to be filed with the FAA may be delivered by the parties electronically through the use of DocuSign or a comparable program for electronic signatures.

SECTION 5.12 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

(a) THIS AIRCRAFT SECURITY AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) Each of the Grantor and the Administrative Agent hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States courts located within the Southern district of New York, and the Supreme Court of the State of New York sitting in New York county in the State of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this or the transactions contemplated hereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York state court or, to the extent permitted by applicable law, such Federal court. The Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Aircraft Security Agreement shall affect any right that the Administrative Agent and the other Secured Parties may otherwise have to bring any action or proceeding relating to this Aircraft Security Agreement against the Grantor or its properties in the courts of any jurisdiction.

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(c) The Grantor irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding described in paragraph (b) of this Section and brought in any court referred to in paragraph (b) of this Section. Each party hereto irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) The Grantor irrevocably consents to the service of process in the manner provided for notices in Section 10.5 of the Credit Agreement. Nothing in this Aircraft Security Agreement will affect the right of the Administrative Agent and the other Secured Parties to serve process in any other manner permitted by law.

SECTION 5.13 WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AIRCRAFT SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AIRCRAFT SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 5.14 Cape Town Convention. Except to the extent expressly provided herein, any terms of this Aircraft Security Agreement which expressly incorporate any provisions of the Cape Town Convention shall prevail in the case of any conflict with any other provision contained herein. Each of the parties hereto acknowledges and agrees that for purposes of the Cape Town Convention (to the extent applicable hereto) separate rights may exist with respect to the Airframes and Engines.

SECTION 5.15 Conflicts. To the extent any provision contained in this Aircraft Security Agreement conflicts with the terms of Credit Agreement, the terms of the Credit Agreement shall control. Notwithstanding anything herein to the contrary, so long as the Intercreditor Agreement is in effect, the rights, obligations and remedies of the Administrative Agent and the Secured Parties hereunder are subject to the provisions of the Intercreditor Agreement. In addition, so long as the Intercreditor Agreement is in effect, in the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Aircraft Security Agreement, the provisions of the Intercreditor Agreement shall control. Furthermore, notwithstanding anything contained herein to the contrary, (a) prior to and following the effectiveness of the Intercreditor Agreement, any provision hereof requiring Grantor to deliver possession of any Shared Collateral to the Administrative Agent or its representatives, or to cause the Administrative Agent to control any Shared Collateral, shall be deemed to have been complied with if and for so long as the Existing Administrative Agent shall have such possession or control and (b) prior to and following the effectiveness of the Intercreditor Agreement is in effect, any

23

provision hereof (i) requiring Grantor to deliver possession of any Shared Collateral to the Administrative Agent or its representatives, or to cause the Administrative Agent to control any Shared Collateral, shall be deemed to have been complied with if and for so long as the Existing Administrative Agent shall have such possession or control for the benefit of the Secured Parties and as bailee or sub-agent of the Administrative Agent as provided in the Intercreditor Agreement or (ii) with respect to any Shared Collateral requiring Grantor to name the Administrative Agent or its representatives as an additional insured or a loss payee under any insurance policy or a beneficiary of any letter of credit shall have been complied with if any such insurance policy or letter of credit names the Existing Administrative Agent as an additional insured, loss payee or beneficiary, as the case may be. As used herein, “Shared Collateral” means the Collateral of Grantor subject to Liens granted pursuant to the Existing Note Documents to secure the Existing Senior Secured Notes. The Administrative Agent acknowledges that the Lien created by this Aircraft Security Agreement on the Shared Collateral is subordinate to the Liens granted pursuant to the Existing Note Documents.

SECTION 5.16 Amendment and Restatement. This Aircraft Security Agreement amends and restates the Existing Aircraft Security Agreement. All liens, security interests, claims, rights, titles, interests and benefits created and granted by the Existing Aircraft Security Agreement shall continue to exist, remain valid and subsisting, shall not be impaired or released hereby, shall remain in full force and effect and are hereby affirmed, renewed, extended, carried forward and conveyed as security for the Secured Obligations.

[Signature page follows]

24

IN WITNESS WHEREOF, the Administrative Agent and the Grantor have each caused this Aircraft Security Agreement to be duly executed by its officers duly authorized as of the day and year first above written.

ANKURA TRUST COMPANY, LLC, as Administrative Agent

By:	/s/ Lisa J. Price
Name: Lisa J. Price
Title: Managing Director

BRISTOW U.S. LLC, as Grantor

By:	/s/ Geoffrey L. Carpenter
Name: Geoffrey L. Carpenter
Title: Manager

[Signature Page to Aircraft Security Agreement – U.S. (Former Second Lien)]

SCHEDULE I

[Omitted]

Exhibit A

FORM OF AIRCRAFT SECURITY AGREEMENT SUPPLEMENT

AMENDED AND RESTATED AIRCRAFT SECURITY AGREEMENT SUPPLEMENT No. __, dated _________ __, _____ (herein called this “Aircraft Security Agreement Supplement”) of Bristow U.S. LLC (the “Grantor”), to Ankura Trust Company, LLC, as Administrative Agent for the benefit of the Secured Parties (the “Administrative Agent”) under the Aircraft Security Agreement referred to below.

WHEREAS, the Amended and Restated Aircraft Security Agreement dated as of October 31, 2019 between the Grantor and the Administrative Agent (as at any time modified, supplemented and in effect, as further described in Annex A hereto, the “Aircraft Security Agreement”; capitalized terms used herein without definition have the meanings assigned thereto therein), provides for the execution and delivery of a supplement thereto substantially in the form hereof, which shall particularly describe additional airframes and/or engines and additional Aircraft-Related Collateral relating thereto that are to be subject to the Aircraft Security Agreement, and shall specifically mortgage such airframes and/or engines and the Aircraft-Related Collateral relating thereto to the Administrative Agent.

NOW, THEREFORE, THIS AIRCRAFT SECURITY AGREEMENT SUPPLEMENT WITNESSETH, that, to secure the Secured Obligations, and for the uses and purposes and subject to the terms and provisions hereof, and in consideration of the premises and of the covenants herein contained, and for other good and valuable consideration the receipt and adequacy whereof are hereby acknowledged, the Grantor has granted, mortgaged and pledged, and does hereby grant and agree to grant, mortgage and pledge unto the Administrative Agent, for the benefit of the Secured Parties, a security interest in and mortgage lien on all right, title and interest of the Grantor in, to and under the [airframes] [and] [engines] more particularly described in Annex A hereto and the Aircraft-Related Collateral (other than Excluded Assets) relating thereto (the “New Aircraft Collateral”).

TO HAVE AND TO HOLD all and singular the aforesaid property and all other property of the Grantor described in the granting clause in the Aircraft Security Agreement unto the Administrative Agent, its successors and assigns.

This Aircraft Security Agreement Supplement shall be construed as supplemental to the Aircraft Security Agreement and shall form a part of the Aircraft Security Agreement, and the Aircraft Security Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

AND, FURTHER, the Grantor hereby acknowledges that the New Aircraft Collateral referred to in this Aircraft Security Agreement Supplement is included in the Collateral of the Grantor covered by all the terms and conditions the Aircraft Security Agreement as of the date hereof and the Airframes described herein shall constitute Pledged Aircraft under the Aircraft Security Agreement as of the date hereof.

THIS AIRCRAFT SECURITY AGREEMENT SUPPLEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the Grantor has caused this Amended and Restated Aircraft Security Agreement Supplement No. ____ to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written.

Bristow U.S. LLC as Grantor

By:
Name:
Title:

Annex A to Aircraft Security Agreement Supplement No. __

Description of Aircraft Security Agreement

Second Lien Aircraft Security Agreement, dated as of May 10, 2019, between Bristow U.S. LLC, as Grantor, and Ankura Trust Company, LLC, as Administrative Agent, recorded by the FAA on June 12, 2019, and assigned conveyance number KF008655, as supplemented by as supplemented by Second Lien Aircraft Security Agreement Supplement No. 1, dated October 29, 2019, executed by Bristow U.S. LLC, as Grantor, recorded by the FAA on [ ] and assigned conveyance number [ ], as amended and restated by Amended and Restated Aircraft Security Agreement dated as of October 31, 2019, between Bristow U.S. LLC, as Grantor, and Ankura Trust Company, LLC, as Administrative Agent, which was recorded with the FAA on [ ] and assigned conveyance number [ ].

Description of New Aircraft Collateral

U.S. REGISTERED AIRFRAMES

MANUFACTURER	MODEL	SERIAL NO.	U.S. REGISTRATION NO.

ENGINES

MANUFACTURER	MODEL	SERIAL NO.

(each of which has more than 550 rated takeoff horsepower or the equivalent of such horsepower)

4

EXHIBIT B

FORM OF AIRCRAFT SECURITY AGREEMENT PARTIAL RELEASE

Pursuant to this Aircraft Security Agreement Partial Release (this “Partial Release”), Ankura Trust Company, LLC, as Administrative Agent for the benefit of the Secured Parties (as defined in the Aircraft Security Agreement referenced below) (in such capacity, the “Administrative Agent”), under that certain Amended and Restated Aircraft Security Agreement as more particularly described in Annex I attached hereto (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Aircraft Security Agreement”) hereby: (i) releases the Pledged Aircraft and Engines as more particularly described in Annex I and the Aircraft-Related Collateral relating thereto (all of the foregoing, the “Released Collateral”) from the terms and conditions of the Aircraft Security Agreement, and (ii) disclaims all of its right, title and interest in and to the Released Collateral. Capitalized terms used herein without definition have the meaning assigned to such terms in the Aircraft Security Agreement.

This Partial Release relates only to the Released Collateral described and defined herein. All other rights and interests of the Administrative Agent in, to and under the Aircraft Security Agreement shall remain in full force and effect.

[Signature page follows]

Dated this [    ] day of [    ].

ANKURA TRUST COMPANY, LLC, as Administrative Agent

By:

Name:

Title:

ANNEX I TO FAA RELEASE

Description of Aircraft Security Agreement

Second Lien Aircraft Security Agreement, dated as of May 10, 2019, between Bristow U.S. LLC, as Grantor, and Ankura Trust Company, LLC, as Administrative Agent, recorded by the FAA on June 12, 2019, and assigned conveyance number KF008655, as supplemented by as supplemented by Second Lien Aircraft Security Agreement Supplement No. 1, dated October 29, 2019, executed by Bristow U.S. LLC, as Grantor, recorded by the FAA on [ ] and assigned conveyance number [ ], as amended and restated by Amended and Restated Aircraft Security Agreement dated as of October 31, 2019, between Bristow U.S. LLC, as Grantor, and Ankura Trust Company, LLC, as Administrative Agent, which was recorded with the FAA as [ ] on [ ].

Description of Released Collateral

[Engine][Airframe]
Manufacturer
Model
Serial No.
U.S. Registration No.

Together with all Aircraft- Related Collateral related to such [Airframes] [and] [Engines].

Exhibit C

FORM OF AIRCRAFT SECURITY AGREEMENT

FULL RELEASE

Pursuant to this AIRCRAFT SECURITY AGREEMENT FULL RELEASE, Ankura Trust Company, LLC, Administrative Agent for the benefit of the Secured Parties (as defined in the Amended and Restated Aircraft Security Agreement referenced below) (in such capacity, the “Administrative Agent”), under that certain Aircraft Security Agreement as more particularly described in Annex I attached hereto (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Aircraft Security Agreement”) hereby: (i) releases all collateral from the terms and conditions of the Aircraft Security Agreement, and (ii) disclaims all of its right, title and interest in and to all of the collateral covered by the Aircraft Security Agreement. Capitalized terms used herein without definition have the meaning assigned to such terms in the Aircraft Security Agreement.

[Signature page follows]

C-1

Dated this [    ] day of [    ].

ANKURA TRUST COMPANY, LLC, as Administrative Agent

By:

Name:

Title:

C-2

ANNEX I

To Release of Aircraft Security Agreement

Description of Aircraft Security Agreement

Second Lien Aircraft Security Agreement, dated as of May 10, 2019, between Bristow U.S. LLC, as Grantor, and Ankura Trust Company, LLC, as Administrative Agent, recorded by the FAA on June 12, 2019, and assigned conveyance number KF008655, as supplemented by as supplemented by Second Lien Aircraft Security Agreement Supplement No. 1, dated October 29, 2019, executed by Bristow U.S. LLC, as Grantor, recorded by the FAA on [ ] and assigned conveyance number [ ], as amended and restated by Amended and Restated Aircraft Security Agreement dated as of October 31, 2019, between Bristow U.S. LLC, as Grantor, and Ankura Trust Company, LLC, as Administrative Agent, which was recorded with the FAA as [ ] on [ ].

C-3